Guggenheim Investment Series Funds

Institutional Class Shares Prospectus

May 10, 2012

TICKER SYMBOL	ALTERNATIVES

RYSQX	Global Managed Futures Strategy Fund

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Table of Contents

FUND SUMMARY

(Includes Investment Objective; Fees and Expenses of the Fund; Principal Investment Strategies; Principal Risks; Performance Information; Management; Purchase and Sale of Fund Shares; Tax Information; and Payments to Broker-Dealers and Other Financial Intermediaries)

Alternatives Fund

PLEASE SEE THE GUGGENHEIM eDELIVERY NOTICE INSIDE THE BACK COVER.

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Global Managed Futures Strategy Fund

INVESTMENT OBJECTIVE

The Global Managed Futures Strategy Fund (the “Fund”) seeks to generate positive total returns over time.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold Institutional Class Shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees of the Fund and Subsidiary	1.13%
Distribution (12b-1) and/or Shareholder Service Fees	None
Other Expenses[1]	0.53%
Other Expenses of the Fund[1]	0.53%
Other Expenses of the Subsidiary[1]	0.00%
Total Annual Fund Operating Expenses	1.66%
Fee Waiver and/or Expense Reimbursement[2,3]	0.41%
Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement	1.25%
[1]	“Other Expenses,” “Other Expenses of the Fund,” and “Other Expenses of the Subsidiary” are based on estimated amounts for the current fiscal year.
[2]

The Advisor has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid to the Advisor by the Subsidiary. This fee waiver amounts to 0.23%. This undertaking will continue in effect for so long as the Fund invests in the Subsidiary, and may be terminated only with the approval of the Fund’s Board of Trustees. In any event, this undertaking will continue for at least twelve months from the date of this Prospectus.

[3]

The Advisor has contractually agreed to reduce fees and/or reimburse expenses to the extent necessary to keep net operating expenses for Institutional Class Shares (excluding interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, dividends on securities sold short, and extraordinary expenses (“Excluded Expenses”)) from exceeding 1.25% of the Fund’s Institutional Class Shares average daily net assets. The Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement includes Excluded Expenses and, thus, from time to time may be higher than 1.25%. This Agreement may be terminated only with the approval of the Fund’s Board of Trustees. In any event, this undertaking will continue for at least twelve months from the date of this Prospectus.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Institutional Class Shares	$127	$397

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. The Fund’s portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES

The Fund’s investment strategy focuses on the use of a systematic, price-based statistical process to identify and profit from price trends in a diverse selection of commodity and financial futures markets. The strategy’s universe of markets includes all of the major liquid, exchanged-traded futures and foreign exchange markets principally in the commodity, currency, fixed income, and equity index sectors.

PROSPECTUS	1

The Advisor uses proprietary methods of comparing current prices to historical prices over varying periods of time to identify trends of varying lengths in the commodity and financial markets. When a price trend in a particular market for a specific time frame is identified, the strategy will take either a long or short position in the related futures or forward contract. If the strategy does not identify a trend, the Fund’s portfolio will not establish a position with exposure to that particular market segment. The size of each position is determined by the estimated risk of each position as measured by recent volatility. Position sizes also may be constrained by position margin requirements, liquidity needs, leverage limits, and other portfolio or market measures. The Advisor may employ systematic relative value trading strategies and other risk-management strategies in an effort to mitigate declines in the market price of the Fund’s shares, reduce risk, and improve returns over time. Such strategies may reduce the Fund’s level of investment during periods of declining Fund performance.

The Fund will implement the strategy’s targeted exposures principally through the use of futures, forwards, and swap agreements. The Fund may invest in a variety of futures, forwards and swap agreements, including those based on interest rates, commodities, currencies, fixed income securities, equities and equity indices. Options on futures and options will be employed principally for hedging purposes, especially as tools of the risk management strategies. In the course of implementing the Fund’s investment strategy, the Advisor may purchase and sell options and futures contracts. Certain of the Fund’s derivative investments may be traded in the over-the-counter (“OTC”) market. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in “managed futures.” For these purposes, managed futures are investments in equity-linked, commodity-linked, currency-linked and financial-linked instruments, as well as U.S. government securities and money market instruments, that taken together have economic characteristics similar or equivalent to those of the listed commodity, currency and financial futures contracts described above.

On a day-to-day basis, the Fund may hold U.S. government securities, short-term fixed-income securities (generally rated AA or higher), money market instruments, overnight and fixed-term repurchase agreements, cash, and other cash equivalents with maturities of one year or less to collateralize it derivatives positions. The Fund also may enter into repurchase agreements with counterparties that are deemed to present acceptable credit risks.

The Fund may invest up to 25% of its total assets in a wholly-owned and controlled Cayman Islands subsidiary (the “Subsidiary”). The Subsidiary is advised by the Advisor, and has the same investment objective as the Fund. Unlike the Fund, however, the Subsidiary may invest to a greater extent in commodity-linked derivative instruments. The Subsidiary’s investments in such instruments are subject to limits on leverage imposed by the Investment Company Act of 1940 (the “Investment Company Act”). The Fund’s investment in the Subsidiary is expected to provide the Fund with an effective means of obtaining exposure to the investment returns of global commodities markets.

In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund. The Fund has adopted an investment policy to not invest 25% or more of the value of its assets in the securities of one or more issuers conducting their principal business activities in the same industry.

PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to a number of additional risks that may affect the value of its shares, including:

Active Trading Risk – Active trading, also called “high portfolio turnover,” may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund’s ability to achieve its investment objective.

Commodity-linked Derivative Investment Risk – The Fund may invest in commodity-linked derivative instruments. The value of a commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable dependent upon changes in the value of commodities or the commodities markets. The value of these securities will rise or fall in response to changes in the underlying commodity or related benchmark or investment. These securities expose the Fund economically to movements in commodity prices. The Fund’s investment in commodity-related investment products may lead to losses in excess of the Fund’s investment in such products. Such losses can significantly and adversely affect the net asset value of the Fund and, consequently, a shareholder’s interest in the Fund.

Counterparty Credit Risk – The Fund may make investments in financial instruments involving counterparties that attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund’s use of such financial instruments, including swap agreements, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements also may be considered to be illiquid.

2	PROSPECTUS

Currency Risk – The Fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. The Fund also may incur transaction costs in connection with conversions between various currencies.

Derivatives Risk – The Fund’s investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivatives, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, lack of availability and counterparty risk. While the majority of the Fund’s derivative investments will be used to obtain exposure to the commodities markets, certain of the Fund’s derivative investments will be employed to hedge risk and limit leveraged exposure. There is no guarantee that such hedging strategies will be effective at managing risk.

Early Closing Risk – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund’s inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

Fixed Income Risk – The Fund’s investments in fixed income securities will change in value in response to interest rate changes and other factors, such as the perception of the issuer’s creditworthiness. For example, the value of fixed income securities will generally decrease when interest rates rise, which may cause the value of the Fund to decrease. In addition, the Fund’s investments in fixed income securities with longer maturities will fluctuate more in response to interest rate changes.

Foreign Issuer Exposure Risk – The Fund may invest in securities of foreign companies directly, or indirectly through the use of other investment companies and financial instruments that are linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

Investment In The Subsidiary Risk – The Subsidiary is not registered under the Investment Company Act and, unless otherwise noted in this Prospectus, is not subject to all of the investor protections of the Investment Company Act. Thus, the Fund, as the sole investor in the Subsidiary, will not have all of the protections offered to shareholders of registered investment companies. By investing in the Subsidiary, the Fund is exposed to the risks of the Subsidiary’s investments, which in turn will be exposed primarily to the risks of investing in the commodities markets. The Fund also will incur its pro rata share of the expenses of the Subsidiary. In addition, changes in the laws of the United States or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as intended and could negatively affect the Fund and its shareholders.

Investment Technique Risk – Some investment techniques of the Fund, such as its use of derivatives and other commodity-linked financial instruments to seek to achieve its investment objective, may be considered aggressive. These instruments may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. Such investment techniques may not consistently produce desired results and may be limited by legislative, regulatory, or tax developments.

Leveraging Risk – The Fund derives substantially all of its commodities exposure from its investment in derivatives and other financial instruments that provide leveraged exposure. The Fund’s investment in these instruments generally requires a small investment relative to the amount of investment exposure assumed. As a result, such investments may give rise to losses that exceed the amount invested in those instruments. Because such instruments are an integral part of the Fund’s investment strategy, the use of such instruments may expose the Fund to potentially dramatic losses or gains in the value of its portfolio. The cost of investing in such instruments generally increases as interest rates increase, which will lower the Fund’s return.

Liquidity Risk – In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. While the Fund intends only to invest in liquid futures, options, forwards and swap contracts, under certain market conditions, such as when the market makes a “limit move,” it may be difficult or impossible for the Fund to liquidate such an investment. In addition, the ability of the Fund to assign an accurate daily value to certain investments may be difficult, and the Advisor may be required to fair value these investments.

Market Risk – The Fund’s investments in securities and derivatives, in general, are subject to market risks that may cause their prices, and therefore the Fund’s value, to fluctuate over time. An investment in the Fund may lose money.

Non-Diversification Risk – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

PROSPECTUS	3

OTC Trading Risk – Certain of the derivatives in which the Fund may invest may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivative contracts.

Portfolio Turnover Risk – The Fund’s strategy may frequently involve buying and selling portfolio securities, which may lead to increased costs to the Fund. Portfolio turnover risk may cause the Fund’s performance to be less than you expect.

Repurchase Agreement Risk – The Fund’s investment in repurchase agreements may be subject to market and credit risk with respect to the collateral securing the repurchase agreements. Investments in repurchase agreements also may be subject to the risk that the market value of the underlying obligations may decline prior to the expiration of the repurchase agreement term.

Short Sales Risk – Short selling a security involves selling a borrowed security with the expectation that the value of the security will decline, so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the security sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund’s ability to engage in short selling.

Tax Risk – The Fund currently gains most of its exposure to the commodities markets through its investment in the Subsidiary which may invest in commodity-linked derivative instruments and other similar instruments. However, to the extent the Fund invests in such instruments directly, it may be subject to the risk that such instruments will not generate qualifying income and, thus, may compromise the Fund’s ability to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. If the Fund invests in such instruments directly, it intends to restrict its income from commodity-linked derivative instruments that do not generate qualifying income, such as commodity-linked swaps, to a maximum of 10% of its gross income (when combined with its other investments that produce non-qualifying income), to ensure its continued ability to qualify as a regulated investment company. The tax treatment of certain commodity-linked derivative instruments may be affected by future regulatory or legislative changes that could affect the character, timing and/or amount of the Fund’s taxable income or gains and distributions.

Temporary Defensive Investment Risk – The Fund does not attempt to take defensive positions in declining markets. Therefore, the Fund may be subject to greater losses in a declining market than a fund that does take defensive positions in declining markets.

Trading Halt Risk – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell certain securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund’s ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION

A comparison of the Fund’s performance with that of a broad measure of market performance may give some indication of the risks of an investment in the Fund; however, the Fund is new and, therefore, does not have a performance history. Of course, once the Fund has performance, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Following its completed first quarter of operations, updated performance information will be available on the Fund’s website at www.rydex-sgi.com or by calling Guggenheim Investments Client Services at 800.820.0888.

MANAGEMENT

INVESTMENT ADVISOR

Security Investors, LLC, which operates under the name Guggenheim Investments, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS

•	Michael P. Byrum, CFA, Senior Vice President of the Advisor. Mr. Byrum has been associated with the Advisor since 1993.

•	Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with the Advisor since 2000.

•	Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with the Advisor since 2004.

•	Heiko Ebens, Ph.D., Director of Research. Mr. Ebens has been associated with the Advisor since 2010.

PURCHASE AND SALE OF FUND SHARES

To purchase Institutional Class Shares of the Fund, you generally must invest a minimum amount of $2 million in the Fund or meet certain other eligibility criteria.

If you are deemed to be an “eligible investor” by virtue of an initial investment directly with the Fund’s transfer agent in an amount of $2 million or more, your account may be subject to a minimum account balance requirement of $1 million. Accounts opened

4	PROSPECTUS

through a financial intermediary will be subject to your financial intermediary’s minimum initial investment amount and minimum account balance requirements, which may be different than the amounts above.

There are no minimum amount requirements for subsequent investments in the Fund except for subsequent investments made via Automated Clearing House (“ACH”).

The Fund reserves the right to waive the minimum initial investment amount, account balance, and certain other investor eligibility requirements at any time, with or without prior notice to you. For questions about Institutional Class Shares investor eligibility requirements, contact Guggenheim Investments Client Services at 800.820.0888 or 301.296.5100.

The Fund redeems its shares continuously and investors may sell their shares back to the Fund on any day that the New York Stock Exchange (the “NYSE”) is open for business (a “Business Day”). You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Guggenheim Investments directly. The Fund also offers you the option to send redemption orders to Guggenheim Investments by mail, fax or telephone.

TAX INFORMATION

Fund distributions are generally taxable as ordinary income or capital gains (or a combination of both), unless your investment is in an IRA or other tax-advantaged retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

PROSPECTUS	5

More Information about the Trust and the Fund

Rydex Series Funds (the “Trust”) is a Delaware statutory trust offering a number of professionally managed investment portfolios, or funds. This Prospectus describes the Institutional Class Shares of the Fund.

INVESTMENT OBJECTIVE

The investment objective of the Fund is non-fundamental and may be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES

The Advisor develops and implements structured investment strategies designed to achieve the Fund’s objective. Statistical and fundamental techniques are then used to determine the optimal mix of investment exposure for the Fund. The Advisor uses several proprietary quantitative models and market insights to allocate among the Fund’s selected investment strategies. The Advisor places particular emphasis on controlling risk relative to the Fund’s market sectors in order to maintain consistency and predictability while attempting to generate positive returns. The Advisor does not engage in temporary defensive investing, keeping the Fund fully invested in all market environments. Therefore, the Fund may be subject to greater losses in a declining market than a fund that does engage in temporary defensive investing in response to market movements.

While the Fund seeks to target return characteristics similar to those achieved by certain hedge fund strategies, the Fund is a registered investment company and, thus, is subject to the comprehensive regulatory scheme of the Investment Company Act and other federal securities laws. As a result, the Fund is not permitted to engage in certain investment activities to the same extent as hedge funds, such as borrowing and leverage and, therefore, may seek to achieve its investment objective through the use of investment techniques that differ from those employed by hedge funds.

If, subsequent to an investment, the Fund’s 80% “managed futures” investment requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this policy. The Trust will provide shareholders with sixty (60) days’ prior notice of any change to this policy.

Investment in the Subsidiary. The Fund’s investment in the Subsidiary is expected to provide the Fund with exposure to the investment returns of global commodities markets within the limitations of the federal tax requirements that apply to the Fund and subject to the limits on leverage imposed by the Investment Company Act. For more information about applicable federal tax requirements, please see “Additional Tax Information.”

It is expected that the Subsidiary will invest in commodity futures, option and swap contracts, fixed income securities, foreign securities, pooled investment vehicles, including those that are not registered pursuant to the Investment Company Act, and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions. The Subsidiary is considered to be a commodity pool, but due to the Subsidiary’s and the Advisor’s reliance on available exemptions from the Commodity Exchange Act, the Commodity Futures Trading Commission (“CFTC”) has not passed upon the merits on an investment in the Fund or the Subsidiary, nor has the CFTC passed on the adequacy of this Prospectus.

The Advisor will consider whether it is more advantageous for the Fund to invest directly in commodity-linked financial instruments, such as commodity-linked structured notes, or if the desired exposure can be achieved more efficiently by investing in the Subsidiary, which would, in turn, purchase and hold commodity-linked financial instruments, such as futures contracts, swaps or options. As a result, the level of the Fund’s investment in the Subsidiary will vary (up to 25%) based on the Advisor’s use of different commodity-linked financial instruments, with the increasing use of commodity-linked notes typically resulting in decreased investment in the Subsidiary and the increasing use of futures, swaps, or options on futures typically resulting in increased investment in the Subsidiary.

To the extent the Subsidiary invests in commodity-linked derivative instruments, it will comply with the same asset coverage requirements that are applicable to the Fund’s transactions in derivatives under the Investment Company Act. Similarly, to the extent they are applicable to the investment activities of the Subsidiary, the Subsidiary will be subject to the same fundamental and certain other investment restrictions (except for the restriction on the purchase and sale of commodities and commodities contracts applicable to the Fund) and will follow the same compliance policies and procedures as the Fund. The Subsidiary is managed by the Advisor and overseen by its own board of directors. However, because the Fund is the sole investor in the Subsidiary, the Fund’s Board of Trustees has direct oversight over the Fund’s investment in the Subsidiary and indirect oversight over the Subsidiary’s operations and investment activities.

6	PROSPECTUS

For more information about the operation and management of the Fund’s Subsidiary, please see “Investment Policies, Techniques, and Risk Factors” in the Fund’s Statement of Additional Information (the “SAI”).

PRINCIPAL INVESTMENT RISKS

The following section provides additional information regarding the principal risks summarized under “Principal Risks” in the Fund Summary.

Active Trading Risk – A significant portion of the Fund’s assets may come from investors who take part in certain strategic and tactical asset allocation programs. These programs often recommend frequent trading of Fund shares to take advantage of anticipated changes in market conditions. Therefore, the Advisor anticipates that investors who take part in these programs may frequently redeem or exchange shares of the Fund, which may cause the Fund to experience high portfolio turnover. High portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. In addition, large movements of assets into and out of the Fund may negatively impact the Fund’s ability to achieve its investment objective. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Commodity-Linked Derivative Investment Risk – The Fund’s exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. Because the value of a commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable, the value of commodity-linked derivative instruments may be affected by changes in overall market movements, volatility of the underlying index or benchmark, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

The Fund’s investments in commodity-linked derivatives are subject to a substantial risk of loss. When the Fund purchases or sells a commodity futures contract, sells a commodity option or engages in off-exchange foreign currency trading, it may sustain a total loss of the initial margin or other monies posted by the Fund to establish or maintain its position. If the market moves against the Fund’s position, it may be required to post additional monies to maintain its position, which also are subject to total loss. If the Fund chooses not to post additional monies to maintain a position, it may be forced to liquidate the position at a loss. The Fund’s investment in commodity-related investment products may lead to substantial losses, which can significantly and adversely affect the net asset value (“NAV”) of the Fund and, consequently, a shareholder’s interest in the Fund.

Index-Linked And Commodity-linked “structured” Securities – The Fund invests in derivative instruments with principal and/or coupon payments linked to the value of commodities, commodity futures and options contracts, or the performance of commodity indices. These are “commodity-linked” or “index-linked” securities. They are sometimes referred to as “structured securities” because the terms of the instrument may be structured by the issuer of the security and the purchaser of the security, such as the Fund. These securities may be issued by banks, brokerage firms, insurance companies and other corporations.

The value of these securities will rise or fall in response to changes in the underlying commodity or related index or investment. These securities expose the Fund economically to movements in commodity prices. In addition to commodity price risk, the securities also are subject to credit and interest rate risks that in general affect the values of debt securities. Therefore, at maturity, the Fund may receive more or less principal than it originally invested. The Fund might receive interest payments that are more or less than the stated coupon interest payments.

Structured Note Risk – The Fund may invest in commodity, currency and financial-linked structured notes to a significant extent. Commodity-linked structured notes provide exposure, which may include long and/or short exposure, to the investment returns of “real assets” (i.e., assets that have tangible properties such as oil, gold and silver) that trade in the commodities markets without investing directly in physical commodities. The performance of these notes is determined by the price movement of the commodities underlying the note. Currency and financial-linked structured notes provide exposure to the investment returns of currencies and financial instruments. The fees associated with a structured note, which are embedded in the price of the structured note paid by the Fund may lead to increased tracking error. In addition, a highly liquid secondary market may not exist for the structured notes. However, the Advisor believes that other mutual funds will continue to increase their investment in commodity-linked structured notes leading to the creation and maintenance of a more liquid secondary market.

Counterparty Credit Risk – The Fund may invest in financial instruments involving counterparties for the purpose of attempting to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or

PROSPECTUS	7

to hedge a position. Such financial instruments may include, among others, total return, index, interest rate swap agreements, and structured notes. The Fund will use short-term counterparty agreements to exchange the returns (or differentials in rates of return) earned or realized in particular predetermined investments or instruments. The Fund will not enter into any agreement with a counterparty unless the Advisor believes that the other party to the transaction is creditworthy. The use of swap agreements and similar instruments involves risks that are different from those associated with ordinary portfolio securities transactions. For example, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. If a counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. In addition, the Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. The Advisor considers factors such as counterparty credit ratings and financial statements among others when determining whether a counterparty is creditworthy. The Advisor regularly monitors the creditworthiness of each counterparty that the Fund enters into a transaction with. Swap agreements also may be considered to be illiquid.

To the extent the Fund’s financial instrument counterparties are concentrated in the financial services sector, the Fund bears the risk that those counterparties may be adversely affected by legislative or regulatory changes, adverse market conditions, increased competition, and/or wide scale credit losses resulting from financial difficulties or borrowers affecting that economic sector.

Currency Risk – The Fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad. In addition, the Fund may incur transaction costs in connection with conversions between various currencies. The Fund may, but is not obligated to, engage in currency hedging transactions, which generally involve buying currency forward, options or futures contracts. However, not all currency risk may be effectively hedged, and in some cases the costs of hedging techniques may outweigh expected benefits. In such instances, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.

Derivatives Risk – The Fund may invest a percentage of its assets in derivatives, such as futures and options contracts, to pursue its investment objective. The use of such derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The Fund may use futures contracts and related options for bona fide hedging purposes to offset changes in the value of securities held or expected to be acquired. They also may be used to gain exposure to a particular market or instrument, to create a synthetic money market position, and for certain other tax-related purposes. The Fund will only enter into futures contracts traded on a CFTC-approved futures exchange or board of trade. Futures and options contracts are described in more detail below:

Futures Contracts – Futures contracts and options on futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

Options – The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument at a certain price up to a specified point in time. The seller or writer of an option is obligated to sell (a call option) or buy (a put option) the underlying security. When writing (selling) call options on securities, the Fund may cover its positions by owning the underlying security on which the option is written or by owning a call option on the underlying security. Alternatively, the Fund may cover its positions by maintaining, in a segregated account, cash or liquid securities equal in value to the exercise price of the call options written by the Fund.

The risks associated with the Fund’s use of futures and options contracts include:

•	The Fund experiencing losses that exceed losses experienced by funds that do not use futures contracts and options.

•	There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures.

•

Although the Fund will only purchase exchange-traded futures, due to market conditions there may not always be a liquid secondary market for a futures contract. As a result, the Fund may be unable to close out its futures contracts at a time which is advantageous.

•	Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts and options.

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•

Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

Early Closing Risk – The normal close of trading of securities listed on NASDAQ and the NYSE is 4:00 p.m., Eastern Time. The close of trading of futures exchanges, such as the Chicago Board Options Exchange (“CBOE”) and the ICE Futures U.S., varies and in some cases depends on the instrument being traded. Unanticipated early closings of securities exchanges and other financial markets may result in the Fund’s inability to buy or sell securities or other financial instruments on that day. If an exchange or market closes early on a day when the Fund needs to execute a high volume of trades late in a trading day, the Fund might incur substantial trading losses.

Fixed Income Risk – The Fund may invest in fixed income securities or related instruments. The market value of fixed income investments, and financial instruments related to those fixed income investments, will change in response to interest rate changes and other factors, such as changes in the effective maturities and credit ratings of fixed income investments. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities and related financial instruments generally decline. While securities with longer maturities tend to produce higher yields, the prices of longer maturity securities also are subject to greater market fluctuations as a result of changes in interest rates. Fixed income investments also are subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default.

Foreign Issuer Exposure Risk – The Fund may invest in financial instruments, such as index-linked futures, that are indirectly linked to the performance of foreign issuers. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently from the U.S. market. Investing in financial instruments that are indirectly linked to the performance of foreign issuers, may involve risks not typically associated with investing in U.S. issuers. The value of financial instruments denominated in foreign currencies, and of distributions from such financial instruments, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of financial instruments traded on U.S. markets. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer’s financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Fund.

Investment In The Subsidiary Risk – The Subsidiary is not registered under the Investment Company Act and, unless otherwise noted in this Prospectus, is not subject to all of the investor protections of the Investment Company Act. Thus, the Fund, as an investor in the Subsidiary, will not have all of the protections offered to investors in registered investment companies. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are both managed by the Advisor, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund or its shareholders. While the Subsidiary has its own board of directors that is responsible for overseeing the operations of the Subsidiary, the Fund’s Board of Trustees has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund’s role as the sole shareholder of the Subsidiary. Also, to the extent they are applicable to the investment activities of the Subsidiary, the Advisor will be subject to the same fundamental investment restrictions that apply to the management of the Fund in managing the Subsidiary’s portfolio. It is not currently expected that shares of the Subsidiary will be sold or offered to investors other than the Fund.

Changes in the laws of the United States or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as intended and could negatively affect the Fund and its shareholders. For example, Cayman Islands law does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands governmental authority taxes, Fund shareholders would likely suffer decreased investment returns.

Investment Technique Risk – The Fund may use investment techniques that may be considered aggressive. Risks associated with the use of futures contracts, options, and swap agreements include potentially dramatic price changes (losses) in the value of the instruments and imperfect correlations between the price of the contract and the underlying security or index. These instruments may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. These techniques also may expose the Fund to risks different from or possibly greater than the risks associated with investing directly in the securities underlying the Fund’s derivative instruments, including: 1) the risk that an instrument is temporarily mispriced; 2) credit or performance risk on the amount the Fund expects to receive from a counterparty; 3) the risk that security

PROSPECTUS	9

prices, interest rates and currency markets will move adversely and the Fund will incur significant losses; 4) imperfect correlation between the price of financial instruments and movements in the prices of the underlying securities; and 5) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, both of which may make it difficult or impossible to adjust the Fund’s position in a particular instrument when desired.

Leveraging Risk – The Fund achieves leveraged exposure through the use of derivative instruments. The more the Fund invests in derivative instruments that give rise to leverage, the more this leverage will magnify any losses on those investments. Leverage will cause the value of the Fund’s shares to be more volatile than if the Fund did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities or other investments. The Fund will engage in transactions and purchase instruments that give rise to forms of leverage. Such transactions and instruments may include, among others, the use of reverse repurchase agreements and other borrowings, the investment of collateral from loans of portfolio securities, the use of when issued, delayed-delivery or forward commitment transactions or short sales. The use of leverage also may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements. Certain types of leveraging transactions, such as short sales that are not “against the box,” could theoretically be subject to unlimited losses in cases where the Fund, for any reason, is unable to close out the transaction. In addition, to the extent the Fund borrows money, interest costs on such borrowed money may not be recovered by any appreciation of the securities purchased with the borrowed funds and could exceed the Fund’s investment income, resulting in greater losses.

Liquidity Risk – In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. To the extent that there is not an established retail market for instruments in which the Fund may invest, trading in such instruments may be relatively inactive. In addition, during periods of reduced market liquidity or in the absence of readily available market quotations for particular investments in the Fund’s portfolio, the ability of the Fund to assign an accurate daily value to these investments may be difficult and the Advisor may be required to fair value the investments. For additional information about fair valuation, see “Calculating NAV.”

Market Risk – The Fund may invest in public and privately issued securities, which may include common and preferred stocks, bonds, warrants, and rights, as well as derivatives and financial instruments that attempt to track the price movement of securities or commodities indices. Investments in securities and other financial instruments, in general, are subject to market risks that may cause their prices, and therefore the Fund’s value, to fluctuate over time. The Fund’s investments may decline in value due to factors affecting securities or commodities markets generally, or particular countries, segments, economic sectors, industries or companies within those markets. The value of a security may decline due to general economic and market conditions which are not specifically related to a particular issuer, such as real or perceived adverse economic conditions or changes in interest or currency rates. The value of securities convertible into equity securities, such as warrants or convertible debt, also is affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of securities and financial instruments in which the Fund invests will cause the NAV of the Fund to fluctuate. Historically, the markets have moved in cycles, and the value of the Fund’s securities and other financial instruments may fluctuate drastically from day to day.

Non-diversification Risk – To the extent that the Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

OTC Trading Risk – Certain of the derivatives in which the Fund invests may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated and lacks transparency with respect to the terms of OTC transactions. OTC derivatives are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Fund. In addition, such derivative instruments are often highly customized and tailored to meet the needs of the counterparties. If a derivative transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivative contracts.

Portfolio Turnover Risk – The Fund’s strategy may frequently involve buying and selling portfolio securities to rebalance the Fund’s exposure to various market sectors. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund’s performance to be less than you expect.

Repurchase Agreement Risk – The Fund will enter into repurchase agreements, which are transactions in which the Fund purchases securities or other obligations from a bank or securities dealer and simultaneously commits to resell them to a counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the

10	PROSPECTUS

purchased obligations. The Fund will enter into repurchase agreements only with counterparties that the Advisor believes present acceptable credit risks, and the collateral securing the repurchase agreements generally will be limited to U.S. government securities and cash. If the market value of the underlying obligations of a repurchase agreement declines, the counterparty must provide additional collateral so that at all times the value of the collateral is greater than the repurchase price of the underlying obligations. Nonetheless, should a counterparty become insolvent or otherwise default, there could be a delay before the Fund is able to liquidate the collateral, which would subject the collateral and the Fund to market risk during that period.

Short Sales Risk – Short sales are transactions in which the Fund sells a security it does not own. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund. If the underlying security goes down in price between the time the Fund sells the security and buys it back, the Fund will realize a gain on the transaction. Conversely, if the underlying security goes up in price during the period, the Fund will realize a loss on the transaction. Any such loss is increased by the amount of premium or interest the Fund must pay to the lender of the security. Likewise, any gain will be decreased by the amount of premium or interest the Fund must pay to the lender of the security. The Fund also is required to segregate other assets on its books to cover its obligation to return the security to the lender which means that those other assets may not be available to meet the Fund’s needs for immediate cash or other liquidity. The Fund’s investment performance also may suffer if the Fund is required to close out a short position earlier than it had intended. This would occur if the securities lender required the Fund to deliver the securities the Fund borrowed at the commencement of the short sale and the Fund was unable to borrow the securities from another securities lender or otherwise obtain the security by other means. In addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund’s open short positions. These expenses negatively impact the performance of the Fund. For example, when the Fund short sells an interest-bearing security, such as a bond, it is obligated to pay the interest on the security it has sold. This cost is partially offset by the interest earned by the Fund on the investment of the cash generated by the short sale. When the Fund sells short an equity security that pays a dividend, the Fund must pay out the dividend rate of the equity security to the lender and records this as an expense of the Fund and reflects the expense in its financial statements. However, a dividend paid on a security sold short generally has the effect of reducing the market value of the shorted security and thus, increases the Fund’s unrealized gain or reduces the Fund’s unrealized loss on its short sale transaction. To the extent that the interest rate and/or dividend that the Fund is obligated to pay is greater than the interest earned by the Fund on investments, the performance of the Fund will be negatively impacted. These types of short sales expenses are sometimes referred to as the “negative cost of carry,” and will tend to cause the Fund to lose money on a short sale even in instances where the price of the underlying security sold short does not change over the duration of the short sale.

Tax Risk – As noted under “Commodity-Linked Derivative Investment Risk” above, the Fund currently gains most of its exposure to the commodities markets through its investment in the Subsidiary, which may invest in commodity-linked derivative instruments, including options, futures contracts, options on futures contracts and commodity-linked structured notes, and other similar instruments. In order for the Fund to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), the Fund must derive at least 90% of its gross income each taxable year from qualifying income, which is described in more detail in the SAI. The status of certain commodity-linked derivative instruments as qualifying income has been addressed in Revenue Ruling 2006-1 and Revenue Ruling 2006-31 which provide that income from commodity-linked derivative instruments in which the Fund invests will not be considered qualifying income. To the extent the Fund invests in such instruments directly, the Fund will restrict its income from commodity-linked derivative instruments that do not generate qualifying income, such as commodity-linked swaps, to a maximum of 10% of its gross income (when combined with its other investments that produce non-qualifying income). If the Fund fails to meet the regulated investment company qualification tests, the Fund may be subject to corporate level taxes unless it is eligible for certain relief provisions under the Internal Revenue Code. The payment of such taxes would likely affect the returns on the Fund.

Certain other Guggenheim Funds, offered in a separate prospectus, have received a private letter ruling from the Internal Revenue Service (“IRS”) that concludes that certain commodities-linked notes held by those funds will produce qualifying income for purposes of the regulated investment company qualification tests. The Advisor intends to conduct the Fund’s investments in commodity-linked notes in a manner consistent with the terms and conditions of the private letter ruling and pursuant to an opinion of counsel which concludes that such income should be qualifying income for purposes of the regulated investment company qualification tests.

The Fund’s investment in the Subsidiary is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M of the Internal Revenue Code. Certain other Guggenheim Funds have received a private letter ruling from the IRS that concludes that income from the Fund’s investment in subsidiaries that are structured substantially similarly to the Subsidiary will constitute qualifying income for purposes of Subchapter M of the Internal Revenue Code. The Advisor intends to

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conduct the Fund’s investments in the Subsidiary in a manner consistent with the terms and conditions of the private letter ruling and pursuant to an opinion of counsel which concludes that dividend income actually distributed by the Subsidiary to the Fund should constitute qualifying income for purposes of Subchapter M of the Internal Revenue Code.

In July 2011, in response to recent regulatory developments and Congressional pressure, the IRS suspended the issuance of private letter rulings regarding the investment by registered investment companies into controlled foreign corporations which principally invest in commodities similar to that issued to the Rydex Series Commodities Strategy Fund, Managed Futures Strategy Fund, Long/Short Commodities Strategy Fund and Multi-Hedge Strategies Fund. The IRS indicated that it is reconsidering the position articulated in such private letter rulings and stated that it intends to issue public guidance regarding the use of controlled foreign corporations by registered investment companies to indirectly invest in commodities. As of the date of this Prospectus, it is not clear whether this guidance will continue to permit or somehow restrict the distributions from controlled foreign corporations to be treated as “qualifying income” for purposes of the regulated investment company qualification rules. The IRS, however, has informally indicated that any guidance regarding the treatment of distributions from controlled foreign corporations will be prospective in application and provide for a transition period for affected registered investment companies. If, however, the IRS does not provide prospective relief and/or a transition period for any public guidance it may issue, there is a risk that the IRS could assert that the income of the Subsidiary imputed for income tax purposes to the Fund, will not be considered “qualifying income” for purposes of the Fund remaining qualified as a regulated investment company for U.S. federal income tax purposes. If the IRS public guidance results in an adverse determination relating to the treatment of such income and gain, the Fund would likely need to significantly change its investment strategy, which could adversely affect the Fund. Please see “Dividends, Distributions and Additional Tax Information” for more information.

Temporary Defensive Investment Risk – The Fund may be affected by a general decline in market specific market segments or the market as a whole. The Fund invests in securities included in a specific market segment, such as the commodity and financial futures markets, in an effort to achieve its investment objective and regardless of their investment merits. The Advisor does not attempt to take defensive positions in declining markets. As a result, the Fund may be subject to greater losses in a declining market than a fund that does take defensive positions.

Trading Halt Risk – The Fund typically will hold short-term options and futures contracts. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange, have established limits on how much an option or futures contract may decline over various time periods within a day. In addition, the major securities exchanges, such as the NYSE, have established limits on how much the securities market, based on the Dow Jones Industrial AverageSM, may decline over various time periods within a day. If the price of a security, an option or a futures contract declines more than the established limits, trading on the exchange is halted on that instrument. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell the options, futures contracts or securities that are the subject of the trading halt. Such a trading halt near the time the Fund prices its shares may limit the Fund’s ability to use leverage and may prevent the Fund from achieving its investment objective. In such an event, the Fund also may be required to use a “fair value” method to price its outstanding contracts or securities.

PORTFOLIO HOLDINGS

A description of the Fund’s policies and procedures with respect to the disclosure of Fund portfolio securities is available in the SAI.

Management of the Fund

INVESTMENT ADVISOR

The Advisor, Security Investors, LLC, is located at 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850, and serves as investment adviser of the Fund. The Advisor has served as the investment adviser of the Fund since its inception.

The Advisor makes investment decisions for the assets of the Fund and continuously reviews, supervises, and administers the Fund’s investment program. The Board of Trustees of the Trust supervises the Advisor and establishes policies that the Advisor must follow in its day-to-day management activities. Pursuant to an investment advisory agreement between the Trust and the Advisor, the Fund pays the Advisor a fee at an annualized rate based on the average daily net assets of the Fund, as set forth below:

Fund	Advisory Fee
Global Managed Futures Strategy Fund	0.90%

The Subsidiary has entered into a separate advisory agreement with the Advisor for the management of that Subsidiary’s portfolio pursuant to which the Subsidiary pays the Advisor a management fee at the same rate that the Fund pays the Advisor for services provided to the Fund. The Advisor has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid to the Advisor by the Subsidiary for so long as the Fund invests in the Subsidiary, as discussed in more detail under “Management of the Subsidiary” below.

12	PROSPECTUS

The Advisor has contractually agreed to reduce fees and/or reimburse expenses to the extent necessary in order to keep net expenses (excluding interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and dividends on securities sold short, and extraordinary expenses) from exceeding the Fund’s average daily net assets as follows:

Fund	Expense Cap
Global Managed Futures Strategy Fund	1.25%

The above contractual fee waiver will be honored by the Advisor through August 1, 2013. The fee waivers may be renewed by the Advisor for subsequent periods thereafter. To maintain these expense limits, the Advisor may reduce a portion of its management fees and/or reimburse certain expenses of the Fund. This Agreement may be terminated only with the approval of the Fund’s Board of Trustees. In any event, this undertaking will continue for at least twelve months from the date of this Prospectus.

The Advisor bears all of its own costs associated with providing these advisory services and the expenses of the members of the Board of Trustees who are affiliated with the Advisor. In addition, the Advisor may make payments from its own resources to broker-dealers and other financial institutions, including to the Advisor’s parent company, Guggenheim Investments, LLC and its affiliates, in connection with services provided to the Fund and for services provided in connection with the sale of Fund shares.

A discussion regarding the basis for the Board of Trustees’ August 2011 approval of the Fund’s investment advisory agreement will be available in the Fund’s June 30, 2012 Semi-Annual Report to Shareholders, which covers the period January 1, 2012 to June 30, 2012.

The Advisor may hire one or more sub-advisers to oversee the day-to-day activities of the Fund. The sub-advisers are subject to oversight by the Advisor. The Advisor and the Trust have obtained an exemptive order from the U.S. Securities and Exchange Commission (the “SEC”) and obtained shareholder approval that permits the Advisor, with the approval of the Independent Trustees of the Trust, to retain unaffiliated investment sub-advisers for the Fund without submitting the sub-advisory agreement to a vote of the Fund’s shareholders. The Trust will notify shareholders in the event of any change in the identity of such sub-adviser or sub-advisers. The Advisor has ultimate responsibility for the investment performance of the Fund due to its responsibility to oversee each sub-adviser and recommend their hiring, termination and replacement. The Advisor is not required to disclose fees paid to any sub-adviser retained pursuant to the order.

MANAGEMENT OF THE SUBSIDIARY

As with the Fund, the Advisor is responsible for the selection of the Subsidiary’s investments and the administration of the Subsidiary’s investment program pursuant to a separate investment advisory agreement between the Advisor and the Subsidiary. Under the advisory agreement, the Advisor provides the Subsidiary with the same type of management, under the same terms, as are provided to the Fund. The Subsidiary also has entered into separate contracts for the provision of custody, transfer agency and administrative, and audit services with the same service providers that provide those services to the Fund.

The Subsidiary will pay the Advisor a fee at an annualized rate, based on the average daily net assets of the Subsidiary’s portfolio, as follows:

Subsidiary	Advisory Fee
Global Managed Futures Strategy CFC	0.90%

As stated above, the Advisor has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid to the Advisor by the Fund’s Subsidiary. This undertaking will continue in effect for so long as the Fund invests in the Subsidiary, and may not be terminated by the Advisor unless the Advisor obtains the prior approval of the Fund’s Board of Trustees for such termination. The rate of the management fee paid directly or indirectly by the Fund is calculated by aggregating the fees paid to the Advisor by the Fund (after waivers) and the Subsidiary, and may not increase without the prior approval of the Board of Trustees and a majority of the Fund’s shareholders. The Subsidiary also will bear the fees and expenses incurred in connection with the custody, transfer agency, and audit services that it receives, which are specific to the Subsidiary and not duplicative of services provided to the Fund. The Fund expects that the expenses borne by the Subsidiary will not be material in relation to the value of the Fund’s assets. Please see the SAI for more information about the organization and management of the Subsidiary.

PORTFOLIO MANAGEMENT

The Fund is managed by a team of investment professionals, and on a day-to-day basis, the four individuals listed below are jointly and primarily responsible for the management of the Fund.

Michael P. Byrum, CFA, Senior Vice President – Mr. Byrum has ultimate responsibility for the management of the Fund. In addition to generally overseeing all aspects of the management of each series of Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Rydex ETF Trust, Mr. Byrum reviews the activities of Messrs. Dellapa, Harder and Ebens. He has been associated with the

PROSPECTUS	13

Advisor since it was founded in 1993. During this time, he has played a key role in the development of the firm’s investment strategies and product offerings. As Portfolio Manager, Mr. Byrum was instrumental in the launch of the NASDAQ-100®, Precious Metals, Government Long Bond 1.2x Strategy, Inverse Government Long Bond Strategy, Inverse S&P 500 Strategy and Inverse NASDAQ-100® Strategy Funds, and helped to create the Sector Funds. He was named Vice President of Portfolio for the Advisor in 1998, and Executive Vice President in 2000. Prior to joining the Advisor, Mr. Byrum worked for Money Management Associates, the investment adviser for Rushmore Funds, Inc. He holds a degree in finance from Miami University of Ohio and is a member of the CFA Institute and the Washington Society of Investment Analysts.

Michael J. Dellapa, CFA, CAIA, Portfolio Manager – Mr. Dellapa plays a key role in the development of new products and research processes and systems that enhance the management of each series of Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust, and Rydex ETF Trust. In particular, Mr. Dellapa focuses on the management of the Alternatives Funds. Mr. Dellapa joined the Advisor in 2000 as a Research Analyst and was promoted to portfolio manager in 2003. During his tenure as a portfolio manager, he had direct oversight for the Russell 2000® 1.5x Strategy, Healthcare, Biotechnology, and Consumer Products Funds. In 2005, Mr. Dellapa became Director of Investment Research and in 2007 became a Portfolio Manager. Prior to joining the Advisor, Mr. Dellapa worked as an equity analyst for Invista Capital and systems analyst for Accenture. He holds an engineering degree from the University of Maryland and MBA from the University of Chicago. Previously, he was owner/consultant of Dellapa Consulting Inc. as well as a senior consultant and an analyst at Andersen Consulting.

Ryan A. Harder, CFA, Portfolio Manager – Mr. Harder is involved in the management of each series of Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust, and Rydex ETF Trust, but focuses particularly on the management of the Domestic Equity, International Equity, Fixed Income, and Alternatives Funds. Mr. Harder joined the Advisor in 2004 as an Assistant Portfolio Manager, was promoted to Portfolio Manager in 2005 and has served in his current capacity since 2008. He was instrumental in the launch of the Multi-Hedge Strategies, High Yield Strategy and Inverse High Yield Strategy Funds. Prior to joining the Advisor, Mr. Harder served in various capacities with WestLB Asset Management, including as an Assistant Portfolio Manager, and worked in risk management at CIBC World Markets. He holds a B.A. in Economics from Brock University in Ontario, Canada and a Master of Science in International Securities, Investment and Banking from the ICMA Centre at the University of Reading in the U.K.

Heiko Ebens, Ph.D., Director of Research – Mr. Ebens leads the research team’s efforts with a focus on developing investment strategies in the areas of alternative investments and asset allocation. Mr. Ebens joined the Advisor in 2010 and contributes more than 10 years of experience in leading research teams, developing and distributing investment strategies. Prior to joining the Advisor, Mr. Ebens served as global head of research at Capstone Holdings Group from January 2010 to July 2010, where he was responsible for the firm’s research framework and client solutions. From March 2002 through May 2009, Mr. Ebens served as managing director and head of global equity derivatives research at Merrill Lynch, where he built the firm’s research-driven structured product platform, with products ranging from alternative investments to broad-based asset allocation solutions. From July 2000 to March 2002, he was an analyst with Morgan Stanley. Mr. Ebens holds a Ph.D. in economics from Johns Hopkins University.

Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund is available in the SAI.

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Shareholder Information

CALCULATING NAV

The price at which you buy, sell and exchange shares is the net asset value per share, which also is known as NAV.

The Fund calculates its NAV by:

•	Taking the current market value of its total assets

•	Subtracting any liabilities

•	Dividing that amount by the total number of shares owned by shareholders

The Fund calculates NAV once each Business Day as of the regularly scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). If the NYSE closes early – such as on days in advance of holidays generally observed by the NYSE – the Fund will calculate NAV as of the earlier closing time in accordance with the policies set forth in the Fund’s SAI. These dates are listed in the SAI. For more information on these early closings, please call 800.820.0888 or visit the Guggenheim Investments website – www.rydex-sgi.com.

In calculating NAV, the Fund generally values its investment portfolio based on the market price of the securities as of the time the Fund determines NAV. If market prices are unavailable or the Advisor thinks that they are unreliable, the Advisor prices those securities at fair value as determined in good faith using methods approved by the Board of Trustees. For example, market prices may be unavailable if trading in a particular portfolio security was halted during the day and did not resume prior to the Fund’s NAV calculation. The Advisor may view market prices as unreliable when the value of a security has been materially affected by events occurring after the market closes, but prior to the time as of which the Fund calculates NAV. The Advisor will regularly value the Fund’s investments in structured notes, if any, at fair value and other investments at market prices.

The use of fair valuation in pricing a security involves the consideration of a number of subjective factors and therefore, is susceptible to the unavoidable risk that the valuation may be higher or lower than the price at which the security might actually trade if a reliable market price were readily available.

The Fund may invest up to 25% of its total assets in shares of the Subsidiary. The Subsidiary offers to redeem all or a portion of its shares at the current NAV every Business Day. The value of the Subsidiary’s shares will fluctuate with the value of the Subsidiary’s portfolio investments. The Subsidiary prices its portfolio investments pursuant to the same pricing and valuation methodologies and procedures described above.

More information about the valuation of the Fund’s holdings can be found in the SAI.

EXPLANATION OF CERTAIN FUND FEES AND EXPENSES

Other Expenses – “Other Expenses of the Subsidiary” includes transfer agent fees, custodial fees, and accounting and legal expenses that the Subsidiary pays.

Buying, Selling and Exchanging Fund Shares

Institutional Class Shares are offered directly through the Fund’s transfer agent, Rydex Fund Services, LLC, and also through authorized securities brokers and other financial intermediaries.

Institutional Class Shares generally may be purchased by the following types of investors:

•	Institutional investors, such as corporations, pension and profit sharing plans, and foundations, who invest the minimum initial investment amount of $2 million in the Fund.

•	Investors who invest the minimum initial investment amount of $2 million directly with the Fund’s transfer agent;

•	Employee benefit plan programs that have at least $25 million in plan assets;

•	Broker-dealer managed account or wrap programs that charge an asset-based fee, have program assets of at least $50 million, and invest in the Fund via omnibus accounts;

•	Registered investment adviser mutual fund wrap programs that charge an asset-based fee, have program assets of at least $50 million, and invest in the Fund via omnibus accounts;

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•	Internal Revenue Code Section 529 college savings plan accounts;

•	Funds of Funds advised by the Advisor or its affiliates; and

•	Funds of Funds advised by unaffiliated investment advisers.

If you are deemed to be an “eligible investor” by virtue of an initial investment directly with the Fund’s transfer agent in an amount of $2 million or more, your account may be subject to a minimum account balance requirement of $1 million.

The Fund reserves the right to waive the minimum initial investment amount, account balance, and certain other investor eligibility requirements at any time, with or without prior notice to you. In addition, the minimum initial investment amount, account balance, and investor eligibility requirements for purchases of Institutional Class Shares may be amended from time to time as reflected in the Fund’s then-current registration statement.

For questions about Institutional Class Shares investor eligibility requirements, contact Guggenheim Investments Client Services at 800.820.0888 or 301.296.5100.

OPENING YOUR ACCOUNT

You will need to open a Guggenheim Investments shareholder account to make share transactions – buy, sell or exchange shares of the Fund. You can obtain an account application or request more information about opening an account by calling Guggenheim Investments Client Services at 800.820.0888 or 301.296.5100. You also may visit the “Customer Service Center” tab of www.rydex-sgi.com.

TRANSACTION INFORMATION

This section provides important information about the procedures that you must follow when you buy, sell or exchange shares of the Fund. You may submit transaction orders to buy, sell or exchange Fund shares on any Business Day. On any day that the NYSE closes early – or as otherwise permitted by the SEC – the Fund reserves the right to advance the time that NAV is calculated and, correspondingly, the time by which purchase and redemption orders must be received. On any day that the Fund calculates NAV earlier than normal, Guggenheim Investments reserves the right to advance the time on that day by which shareholder transaction orders must be received by the transfer agent. The NYSE holiday schedule is included in the SAI and Guggenheim Investments will post advance notice of early closings at www.rydex-sgi.com.

TRANSACTION CUT-OFF TIMES

All shareholder transaction orders are processed at the NAV next determined after your transaction order is received with all of the necessary information, sometimes referred to as “good order,” by the Fund’s transfer agent, distributor, or authorized dealer. The following transaction cut-off times have been established in order to allow the transfer agent appropriate time to report the current day’s trading activity to the Advisor. Any application that is sent to the transfer agent does not constitute a purchase order until the transfer agent processes the application and receives correct payment by check, wire transfer or ACH.

Method	Cut-off Time
By Mail	Market Close
By Phone	Market Close
By Internet	Market Close
By Financial Intermediary	Market Close*
*	Each financial intermediary may have its own rules about share transactions, and may have earlier cut-off times for processing your transaction order.

TRANSACTIONS THROUGH YOUR FINANCIAL INTERMEDIARY

If you opened your account through a financial intermediary, you will ordinarily submit your transaction orders through that financial intermediary, which may have its own rules about share transactions, and may have earlier cut-off times for processing your transaction order. Your financial intermediary is responsible for ensuring that your transaction order is in good order, and promptly transmitting your order to the Fund. Transaction orders received in good order by your financial intermediary will be processed at the Fund’s next determined NAV. Financial intermediaries may charge fees for the services they provide to you in connection with processing your transaction order or maintaining your account with them. Each financial intermediary also may have its own rules about minimum initial investment amounts, minimum account balances, share transactions and limits on the number of share transactions you are permitted to make in a given time period. Not all financial intermediaries are authorized to sell the Fund. For more information about your financial intermediary’s rules and procedures, you should contact your financial intermediary directly.

16	PROSPECTUS

Buying Fund Shares

The Fund offers its shares continuously and investors may submit purchase orders to buy shares on any Business Day. However, Guggenheim Investments reserves the right to reject or refuse, in whole or in part, any purchase order for Fund shares within three business days of Guggenheim Investments receiving the purchase order. Purchase orders are subject to the Fund’s transaction cut-off times and will be processed at the NAV next determined after your purchase order is received in good order. For information regarding the minimum initial investment amount applicable to purchases of Institutional Class Shares of the Fund, please see the Fund’s summary section earlier in this Prospectus.

Shares acquired on or after January 1, 2012 are generally considered covered shares for cost basis reporting requirements. Non-covered shares are those shares acquired before January 1, 2012. The default cost basis method for covered shares is the average cost method, meaning that the cost basis of all of your Fund shares will be averaged. This method will automatically be applied to your account at the time of account opening, unless you instruct us otherwise. If you wish to choose another default cost basis method for your account you may select among: FIFO (“first-in-first-out”), LIFO (“last-in-first-out”) and HIFO (“highest-cost-in-first-out”).

Accounts opened through a financial intermediary may be subject to different cost basis method policies. For more information about your financial intermediary’s rules and procedures, you should contact your financial intermediary directly.

Fund shareholders should consult with their tax advisors to determine the best IRS accepted cost basis method for their tax situation and to obtain more information about the new cost basis reporting laws applies to them. For more information, please see “Cost Basis.”

For additional discussion of the average cost method, see “Redemption Procedures.”

PURCHASE PROCEDURES

The Fund offers you the option to submit purchase orders through your financial intermediary or send purchase orders by mail, fax or internet and send purchase proceeds by check, wire transfer or ACH to the Fund for accounts opened directly. The Fund does not accept cash or cash equivalents (such as travelers’ checks and money orders), starter checks, or checks drawn on a line of credit (including credit card convenience checks). The Fund typically does not accept third-party checks. Fund management reserves the right to refuse other payment instruments if, in the sole discretion of Fund management, it is deemed to be in the best interest of the Fund. Any payment instrument not accepted generally will be returned to you within twenty-four (24) hours of Fund management’s determination to not accept such instrument, but in no event later than three business days after such determination.

You may buy shares and send your purchase proceeds by any of the following methods:

	Initial Purchase	Subsequent Purchases

Complete the account application that corresponds to the type of account you are opening.

•Make sure to designate the Fund(s) you want to purchase.

•Make sure your investment meets the account minimum.

Complete the Guggenheim Investments investment slip included with your quarterly statement or send written purchase instructions that include:

•your name

•your shareholder account number

•the Fund(s) you want to purchase.

Make your check payable to Guggenheim Investments.
Your check must be drawn on a U.S. bank and payable in U.S. dollars.
BY MAIL IRA and other retirement accounts require additional paperwork. Call Guggenheim Investments Client Services to request a Retirement Account Investor application kit.

Include the name of the Fund(s) you want to purchase on your check.

If you do not specify the Fund(s) you want to purchase, your investment generally will be credited to the appropriate share class of the U.S. Government Money Market Fund (shares of the U.S. Government Money Market Fund are offered in a separate prospectus).

	Mail your application and check to:	Mail your written purchase instructions and check to:
Mailing Addresses:
	Standard Delivery	Overnight Delivery
	Guggenheim Investments Attn: Ops. Dept. P.O. Box 758567 Topeka, KS 66675-8567	Guggenheim Investments Attn: Ops. Dept. 200 SW 6th Avenue Topeka, KS 66603-3704

PROSPECTUS	17

	Initial Purchase	Subsequent Purchases
BY WIRE Guggenheim Investments Client Services phone number: 800.820.0888 or 301.296.5100

Complete and submit the account application that corresponds to the type of account you are opening.

Contact Guggenheim Investments Client Services at 800.820.0888 to obtain your new account number.

Use the Wire Instructions below to send your wire.

•Make sure to designate the Fund(s) you want to purchase.

•Make sure your investment meets the account minimum.

Be sure to designate in your wire instructions the Fund(s) you want to purchase.

To obtain “same-day credit” (to get that Business Day’s NAV) for your purchase order, you should call Guggenheim Investments Client Services and provide the following information prior to the transaction cut-off time for the Fund(s) you are purchasing:

•Account Number

•Fund Name

•Amount of Wire

•Fed Wire Reference Number (upon request)

You will receive a confirmation number to verify that your purchase order has been accepted.

If you do not notify Guggenheim Investments Client Services of the incoming wire, your purchase order may not be processed until the Business Day following the receipt of the wire.

Wire Instructions:

U.S. Bank

Cincinnati, OH

Routing Number: 0420-00013

For Account of: Guggenheim Investments

Account Number: 48038-9030

[Your Name]

[Your shareholder account number]

[Your fund designation]

If you do not specify the Fund(s) you want to purchase, your investment generally will be credited to the appropriate share class of the U.S. Government Money Market Fund (shares of the U.S. Government Money Market Fund are offered in a separate prospectus).

	Initial Purchase	Subsequent Purchases
BY ACH (FAX) Guggenheim Investments Fax number: 301.296.5103	ACH not available for initial purchases.

Subsequent purchases made via ACH must be a minimum of $20. A maximum of $50,000 is allowed to be purchased via ACH per day. To make a subsequent purchase send written purchase instructions that include:

•your name

•your shareholder account number

•the Fund(s) you want to purchase

•ACH bank information (if not on record).

BY ACH (INTERNET)

Purchase payments may be sent via ACH only if you have existing ACH instructions on file.

If you have existing ACH instructions on file, log-in to your account at www.traderydex.com and click on “Electronic Investing.”

If you currently do not have ACH instructions on file, download the Bank Information and Alternate Payee form from the www.rydex-sgi.com website, and follow the instructions for adding bank instructions.

18	PROSPECTUS

CANCELLED PURCHASE ORDERS

Guggenheim Investments will ordinarily cancel your purchase order under the following circumstances:

•	if your bank does not honor your check for any reason

•	if the transfer agent (Rydex Fund Services, LLC) does not receive your wire transfer

•	if the transfer agent (Rydex Fund Services, LLC) does not receive your ACH transfer

•	if your bank does not honor your ACH transfer

If your purchase order is cancelled for any of these reasons, you will not be entitled to benefit from any increase in NAV that the Fund may have experienced from the time of your order to the time of its cancellation. In addition, if the Fund’s NAV decreases in value from the time of your order to the time of its cancellation, the Fund will hold you liable for any losses that it incurs as a result of your cancelled order.

Selling Fund Shares

The Fund redeems its shares continuously and investors may sell their shares back to the Fund on any Business Day. You may redeem all or any portion of your Fund shares at the Fund’s next determined NAV calculated after your redemption order is received in good order by the transfer agent or your financial intermediary.

The Fund may suspend your right to redeem your shares during times when trading on the NYSE is suspended or restricted, or otherwise as permitted by the SEC. The Fund reserves the right to pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price. If the Fund redeems your shares in kind, you may bear transaction costs and will bear market risks until such time as such securities are converted to cash.

REDEMPTION PROCEDURES

You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Guggenheim Investments if you opened your account directly with the Fund. The Fund also offers you the option to send redemption orders to Guggenheim Investments by:

	Standard Delivery	Overnight Delivery
MAIL	Guggenheim Investments Attn: Ops. Dept. P.O. Box 758567 Topeka, KS 66675-8567	Guggenheim Investments Attn: Ops. Dept. 200 SW 6th Avenue Topeka, KS 66603-3704
FAX

301.296.5103

If you send your redemption order by fax, you must call Guggenheim Investments Client Services at 800.820.0888 or 301.296.5100 to verify that your fax was received and when it will be processed.

TELEPHONE	800.820.0888 or 301.296.5100 (not available for retirement accounts)
BY ACH

Redemption proceeds may be sent via ACH only if you have existing ACH instructions on file.

If you have existing ACH instructions on file, you may submit your redemption request via mail or telephone, using the mailing addresses and telephone numbers provided above.

If you currently do not have ACH instructions on file, download the Bank Information and Alternate Payee form from the www.rydex-sgi.com website, and follow the instructions for adding bank instructions.

A maximum of $50,000 is allowed to be redeemed via ACH per day.

Whether you transmit your redemption order by mail, fax or telephone, you must include the following information in your redemption order:

•	your name

•	your shareholder account number

•	Fund name(s)

•	dollar amount or number of shares you would like to sell

•	whether you want your sale proceeds sent to you by check, wire or ACH (a new alternate payee or new wire instructions may require a signature guarantee)

•	signature of account owner(s) (not required for telephone redemptions)

PROSPECTUS	19

You may only place a redemption order if you are the registered owner of the account or the registered owner has given Guggenheim Investments written authorization to allow you to make redemptions from the account. You will receive a confirmation number for your redemption. Please retain it for your records.

Shareholders who choose not to use the default cost basis method (i.e., the average cost basis method) may instead specifically identify the shares to be sold at the time of redemption or exchange. Shareholders using the specific identification method are expected to provide lot selection information along with their redemption or exchange request. If shareholders choose not to use the default cost basis method of average cost, such shareholders must choose a default cost basis method among FIFO, LIFO or HIFO with respect to their account. For situations where shareholders are unable to or do not provide instructions (i.e., systematic withdrawals and other non-shareholders generated activity) the account level default will be used. Shareholders who wish to use the specific identification method for identifying lots of shares sold, however, are not permitted to use the average cost basis method.

Unless requested otherwise at the time of the transaction, the Fund will redeem shares in the following order: undated non-covered shares, non-covered shares in accordance with FIFO, followed by covered shares using the method in effect for the account. However, you may request that your shares be redeemed in a different order at the time of redemption by providing specific lot identification information with your redemption or exchange request.

Fund shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting laws applies to them. For more information see “Cost Basis.”

DISTRIBUTIONS FROM QUALIFIED RETIREMENT ACCOUNTS

Distributions from your tax-qualified plan or individual retirement account (IRA) may have adverse tax consequences to you. You should consult your tax advisor before redeeming shares and making distributions from your tax-qualified plan or IRA account. All requests for distributions of redemption proceeds from tax-qualified plan and IRA accounts must be in writing. All distributions from tax-qualified plans and IRAs are subject to tax withholding rules. Distributions from 403(b) accounts may require employer or plan administrator approval.

RECEIVING YOUR REDEMPTION PROCEEDS

Your redemption proceeds normally will be sent within seven days of the transfer agent receiving your request. For redemption orders that settle on federal bank holidays, your redemption proceeds will be sent on the next Business Day following the holiday. For investments made by check or ACH (not wire purchases), purchases will be on hold for 10 business days before a payment of redemption proceeds may be made.

All redemptions will be mailed to your address of record, sent electronically via ACH, or wired to your bank account of record. You may request overnight mail service for an additional fee. If redemption proceeds are transmitted by ACH or wire and the payee instructions are not valid, the proceeds may be re-invested into the appropriate share class of the U.S. Government Money Market Fund (shares of the U.S. Government Money Market Fund are offered in a separate prospectus) as of the date of the redemption. If you are setting up new alternate payee instructions (check) or new bank instructions (ACH or wire) the request must be in writing, include a signature guarantee, and may not be faxed. If you request proceeds to be sent to an address of record that has been changed within the previous 10 business days, a signature guarantee also is required and may not be faxed. For certain exceptions (e.g., accounts managed by financial professionals and requests to transfer between accounts), you may not be required to provide a signature guarantee. Please contact Guggenheim Investments Client Services at 800.820.0888 if you have any questions about your redemption request.

SIGNATURE GUARANTEES

Signature guarantees help protect you and your account against fraud. You can obtain a signature guarantee at most banks and financial intermediaries. A notary public cannot provide a signature guarantee. You may not use fax to transmit a signature guarantee to the Fund.

UNCASHED CHECK POLICY

Any dividend, capital gain or partial redemption check that has remained outstanding for a period of 90 days from the issuance date will be canceled and re-issued. If a re-issued check is not cashed within 90 days, the check will be canceled and the proceeds will be deposited into the shareholder’s account as of the cancellation date.

For dividend and capital gain checks, the proceeds will be reinvested into the appropriate share class of the Fund from which such distribution was paid, or if the Fund position has subsequently been redeemed in full, the distribution will be reinvested into the

20	PROSPECTUS

appropriate share class of the U.S. Government Money Market Fund (shares of the U.S. Government Money Market Fund are offered in a separate prospectus). The account also will have the distribution payout option adjusted so that all future distributions are reinvested into the appropriate share class of the Fund from which the distribution would have been paid.

For partial redemption checks, the proceeds will be deposited into the appropriate share class of the U.S. Government Money Market Fund (as noted above, shares of the U.S. Government Money Market Fund are offered in a separate prospectus).

Any full redemption check (one that brings your account balance to $0.00) that has remained outstanding for a period of 90 days from the issuance date will be cancelled and re-issued one time.

Any redemption check from a retirement account (IRA, Roth, SEP, for example) that has remained outstanding for a period of 90 days from the issuance date will be cancelled and re-issued one time.

For checks returned in the mail, the Fund will attempt to contact the client. If no contact is made, the check will be processed according to the procedures mentioned above.

LOW BALANCE ACCOUNTS

To offset the administrative expense of servicing small accounts, the Fund may impose, without additional notice, an administrative fee of $15 per year during periods where your account balance falls below the account minimum requirements for any reason. The Fund may redeem your shares if the value of your account falls below the required minimum account balance. However, the Fund will provide you with at least 30 days’ written notice to allow you sufficient time to add to your account and avoid the redemption of your shares.

Exchanging Fund Shares

An exchange is when you sell shares of one fund and use the proceeds from that sale to purchase shares of another fund. Investors may make exchanges on any Business Day of Institutional Class Shares of the Fund for Institutional Class Shares of any other fund within the Guggenheim Investments family of funds on the basis of the respective NAVs of the shares involved.

Exchange requests, like any other share transaction, will be processed at the NAV next determined after your exchange order is received in good order. Exchanges involving other funds not included in this Prospectus may be subject to different transaction cut-off times. All exchange requests must be received by the Fund’s transfer agent or your financial intermediary prior to the cut-off time of the fund you are exchanging out of or the fund you are exchanging into, whichever is earlier, to be processed at that Business Day’s NAV.

While many of the Rydex Series Funds offer unlimited exchange privileges with no minimum holding periods or transaction fees, certain funds in the Guggenheim Investments family of funds, including the Fund, do not allow unlimited trading. If you are contemplating an exchange for shares of any fund not offered in this Prospectus, you should obtain and review that fund’s current prospectus before making the exchange. You can obtain a prospectus for any fund not offered in this Prospectus by calling 800.820.0888 or 301.296.5100 or visiting the Guggenheim Investments website at www.rydex-sgi.com.

The exchange privilege may be modified or discontinued at any time.

EXCHANGE PROCEDURES

You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Guggenheim Investments directly. The Fund also offers you the option to send exchange requests to Guggenheim Investments by:

	Standard Delivery	Overnight Delivery
MAIL	Guggenheim Investments Attn: Ops. Dept. P.O. Box 758567 Topeka, KS 66675-8567	Guggenheim Investments Attn: Ops. Dept. 200 SW 6th Avenue Topeka, KS 66603-3704
FAX	301.296.5103 If you send your exchange request by fax, you must call Guggenheim Investments Client Services at 800.820.0888 to verify that your fax was received and when it will be processed.
TELEPHONE	800.820.0888 or 301.296.5100
INTERNET	Follow the directions on the Guggenheim Investments website - Visit www.traderydex.com

PROSPECTUS	21

Whether you transmit your exchange request by mail, fax, telephone or internet, you must include the following information in your exchange request:

•	your name

•	your shareholder account number

•	Fund name(s) you are exchanging out of (selling) and Fund name(s) you are exchanging into (buying)

•	dollar amount, number of shares or percentage of Fund position involved in the exchange

•	signature of account owner(s) (not required for telephone or internet exchanges)

You may only place exchange orders if you are the registered owner of the account or the registered owner has given Guggenheim Investments written authorization to allow you to trade the account. You will receive a confirmation number for your exchange. Please retain it for your records.

DOLLAR-COST AVERAGING

Shareholders may elect to engage in dollar-cost averaging, which allows shareholders to make periodic exchanges of shares from one fund to one or more other funds at regular intervals. With dollar-cost averaging, the cost of the securities is averaged over time and possibly over various market cycles. Dollar-cost averaging does not guarantee profits, nor does it assure that a shareholder will not have losses.

Shareholders should contact Guggenheim Investments Client Services to enroll in dollar-cost averaging. Shareholders will need to choose whether amounts are to be exchanged on the basis of a specific dollar amount or a specific number of shares. Guggenheim Investments will exchange shares as requested on the date of your choosing. If the date selected falls on a weekend or holiday, your request will be processed on the previous business day.

The Advisor will make exchanges until the value of the shareholder’s account is depleted or until the shareholder instructs Guggenheim Investments to terminate dollar-cost averaging. Dollar-cost averaging may be terminated at any time by a shareholder by written request or by phone.

Account Policies

SHAREHOLDER IDENTIFICATION AND VERIFICATION

Federal regulations may require the Fund to obtain your name, your date of birth (for a natural person), your residential street address or principal place of business and your Social Security Number, Employer Identification Number or other government issued identification when you open an account. Additional information may be required in certain circumstances or to open accounts for corporations or other entities. The Fund may use this information to attempt to verify your identity. The Fund may not be able to establish an account if the necessary information is not received. The Fund also may place limits on account transactions while it is in the process of attempting to verify your identity. Additionally, if the Fund is unable to verify your identity after your account is established, the Fund may be required to redeem your shares and close your account. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after your account is closed, and you will bear any risk of loss.

Guggenheim Investments provides accounts for U.S. citizens and resident aliens. We will not open a new account for any non-resident aliens (natural person or entity). If you are unsure of your status please consult your tax advisor. Non-resident aliens may hold shares of the Fund through a financial intermediary, subject to that financial intermediary’s requirements.

Customer identification and verification is part of the Fund’s overall obligation to deter money laundering under applicable law. The Fund has adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

CHANGES TO YOUR ACCOUNT

For information on what is required to make changes and/or additions to your account, and to obtain the appropriate forms, please visit the Guggenheim Investments website at www.rydex-sgi.com or call 800.820.0888 or 301.296.5100. If you own shares that are

22	PROSPECTUS

registered in your financial intermediary’s name, and you want to transfer the registration to another financial intermediary or want the shares registered in your name, then you should contact your financial intermediary for instructions on how to make this change.

TRANSACTIONS OVER TELEPHONE OR INTERNET

Internet and telephone transactions are extremely convenient, but are not risk free. To ensure that your internet and telephone transactions are safe, secure, and as risk-free as possible, the Fund has instituted certain safeguards and procedures for determining the identity of website users (including the use of secure passwords and 128-bit encryption technology) and telephone callers and authenticity of instructions. As a result, neither the Fund nor its transfer agent will be responsible for any loss, liability, cost, or expense for following internet, telephone or wire instructions they reasonably believe to be genuine. If you or your intermediaries make exchange requests by telephone or internet, you will generally bear the risk of any loss. Neither the Fund nor its transfer agent is responsible for internet transactions that are not received.

During periods of unusually high market activity or other times, it may be difficult to reach Guggenheim Investments by telephone or access our internet site. Guggenheim Investments and its affiliates will not be liable for any losses resulting from a cause over which Guggenheim Investments or its affiliates do not have direct control, including but not limited to the failure of electronic or mechanical equipment or communication lines, telephone or other interconnect problems (e.g., if you are unable to access your online service provider), input errors on the internet, severe weather, facilities emergencies, earthquakes, floods and strikes or other labor problems. If you are not able to reach Guggenheim Investments by telephone, fax, or internet, consider sending written instructions.

STATEMENTS & CONFIRMATIONS

You will receive statements and trade confirmations of your investment transactions. You may choose to receive your confirmations and/or statements either by mail or electronically (see “eDelivery Services” below).

eDELIVERY SERVICES

eDelivery offers shareholders the convenience of receiving most communications (such as trade confirmations, statements, prospectuses and shareholder reports, etc.) from the Fund through the web via email notification. For more information on eDelivery, please visit the Guggenheim Investments website at www.rydex-sgi.com. The Fund reserves the right to discontinue your eDelivery service if two (2) or more e-mail notices are returned as undeliverable.

GUGGENHEIM INVESTMENTS EXPRESS LINE – 1(800) 717-7776

You may access information about the Fund and your Guggenheim Investments account anytime with the Guggenheim Investments Express Line. This automated line gives you telephone access to Fund information including NAVs, daily factors, fund assets and distributions as well as balance and history information on your Guggenheim Investments account.

SERVICE AND OTHER FEES

Guggenheim Investments may charge the following administrative fees on accounts held directly through the Fund’s transfer agent for services associated with the following:

•	$15 for wire transfers of redemption proceeds under $5,000

•	$50 on checks returned for insufficient funds

•	$25 to stop payment of a redemption check within 10 Business Days of the settlement date

•	$15 for standard overnight packages (fee may be higher for special delivery options)

•	$25 for bounced draft checks or ACH transactions

•	$15 per year for low balance accounts

•

Client requests for historical account transcripts or the retrieval of a significant amount of documentation may be honored to the extent that those records are readily available. The Fund reserves the right, upon notice, to charge you a fee to cover the costs of special requests for information that require extensive research or employee resources. Such requests could include a request for historical account transcripts or the retrieval of a significant number of documents.

Guggenheim Investments reserves the right to change any of these fees or add additional service fees at any time.

PROSPECTUS	23

RETIREMENT ACCOUNT FEES

An annual maintenance fee of $15 will be charged on the following retirement plans: IRA, SEP, Roth IRA, 403(b), Simple, Coverdell-ESA and Guggenheim Investments prototype money purchase plan and profit sharing plan accounts. You may pay the annual fee at any time during the calendar year by sending Guggenheim Investments a check. If the annual maintenance fee is not paid separately prior to December, it will be deducted automatically from your account.

An account closing fee of $15 will be charged upon liquidation of the following retirement accounts: IRA, SEP, Roth IRA, 403(b), Simple and Coverdell-ESA. This fee will be deducted from the proceeds of your redemption.

Guggenheim Investments will waive the annual maintenance fee if a liquidation fee is being charged.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

Frequent Trading Policy. The Fund is not suitable for purchase by active investors. The Fund is intended for long-term investment purposes only and discourages shareholders from engaging in “market timing” or other types of excessive short-term trading. This frequent trading into and out of the Fund may present risks to the Fund’s long-term shareholders, all of which could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Fund’s investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Fund to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs. The Fund does not accommodate frequent purchases and redemptions. Consequently, the Board of Trustees has adopted policies and procedures designed to prevent frequent purchases and redemptions of shares of the Fund.

For purposes of applying the Fund’s policies, the Advisor may consider the trading history of accounts under common ownership or control. In addition, the Fund reserves the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the Advisor reasonably believes that the trading activity would be harmful or disruptive to the Fund. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Fund will occur, particularly with respect to trades placed by shareholders that invest in the Fund through omnibus accounts maintained by brokers, retirement plan accounts and other financial intermediaries. The Fund’s access to information about individual shareholder transactions made through such omnibus arrangements is often unavailable or severely limited. As a result, the Fund cannot assure that its policies will be enforced with regard to those Fund shares held through such omnibus arrangements (which may represent a majority of Fund shares), and as a result frequent trading could adversely affect the Fund and its long-term shareholders as discussed above.

RIGHTS RESERVED BY THE FUND

The Fund reserves the right to close your account in cases of suspected fraudulent or illegal activity in accordance with applicable law. This action may be taken when, in the sole discretion of Fund management, it is deemed to be in the best interest of the Fund or in cases where the Fund is requested or compelled to do so by applicable law. If your account is closed at the request of governmental or law enforcement authority or pursuant to applicable law, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

Distribution and Shareholder Services

COMPENSATION TO DEALERS

The Advisor, at its expense, may provide compensation to financial intermediaries for the sale of Fund shares. Such payments, commonly referred to as “revenue sharing,” do not increase Fund expenses and are not reflected in the fees and expenses listed in the Fund expense table in this Prospectus. These payments may be made, at the discretion of the Advisor, to certain dealers who have sold shares of the Fund. The level of payments made to dealers will generally vary, but may be significant. The Advisor determines the extent of such payments in its sole discretion in response to requests from dealer firms, based on factors it deems relevant, such as the dealer’s sales, assets, share class utilized and the quality of the dealer’s relationship with the Advisor. The Advisor periodically determines the advisability of continuing these payments. The Advisor also may pay expenses associated with meetings that facilitate educating financial advisers and shareholders about the Fund that are conducted by dealers. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Shareholders should inquire of an intermediary how the intermediary will be compensated for investments made in the Fund.

24	PROSPECTUS

Dividends and Distributions

TIMING OF PAYMENTS

Income dividends, if any, are paid at least annually by the Fund. If you own Fund shares on the Fund’s record date, you will be entitled to receive the dividend. The Fund may declare and pay dividends on the same date. The Fund makes distributions of capital gains, if any, at least annually. The Fund, however, may declare a special capital gains distribution if the Board of Trustees believes that such a distribution would be in the best interests of the shareholders of the Fund.

DIVIDEND PAYMENT OPTIONS

Dividends and distributions will be paid in the form of additional Fund shares unless you have elected to receive payment in cash. If you did not elect to receive cash payments of dividends and distributions on your application, you must notify the Fund in writing to change your election prior to the date of the next distribution. Your election will become effective for dividends paid after the Fund receives your written notice. To cancel your election, simply send written notice to the Fund. Dividends and distributions with values of $25 or less may be automatically reinvested.

Additional Tax Information

The following is a summary of some important tax issues that affect the Fund and its shareholders. The summary is based on current tax laws, which may be changed by legislative, judicial or administrative action. You should not consider this summary to be a detailed explanation of the tax treatment of the Fund, or the tax consequences of an investment in the Fund. More information about taxes is located in the SAI. You are urged to consult your tax advisor regarding specific questions as to federal, state and local income taxes.

TAX STATUS OF THE FUND

The Fund is treated as a separate entity for federal tax purposes, and intends to qualify for the special tax treatment afforded to regulated investment companies. As long as the Fund qualifies as a regulated investment company, the Fund pays no federal income tax on the earnings it distributes to shareholders.

One of the requirements for qualification as a regulated investment company under Subchapter M of the Internal Revenue Code is that the Fund derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies (“Qualifying Income”). The status of the swap agreements and other commodity-linked derivative instruments under tests to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code has been recently addressed in Revenue Ruling 2006-1 and Revenue Ruling 2006-31 which provide that income from commodity-linked swaps in which the Fund invests will not be considered qualifying income. Accordingly, the Fund currently restricts its income from commodity-linked swaps (when combined with its other investments that produce non-qualifying income) to be less than 10% of its gross income.

Moreover, certain ETFs and underlying funds may not produce Qualifying Income for purposes of the 90% test described above, which must be met in order for the Fund to maintain its status as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund intends to monitor such investments to ensure that any non-qualifying income does not exceed permissible limits, but the Fund may not be able to accurately predict the non-qualifying income from these investments, which could cause the Fund to inadvertently fail to qualify as a regulated investment company.

The Rydex Series Commodities Strategy Fund, Managed Futures Strategy Fund, Long/Short Commodities Strategy Fund and Multi-Hedge Strategies Fund, which are offered in a separate prospectus, have received a private letter ruling from the IRS that concludes that certain commodities-linked notes held by the Rydex Series Commodities Strategy Fund, Managed Futures Strategy Fund, Long/Short Commodities Strategy Fund and Multi-Hedge Strategies Fund will produce qualifying income for purposes of the regulated investment company qualification tests. The Advisor intends to conduct the Fund’s investments in commodity-linked notes in a manner consistent with the terms and conditions of the private letter ruling and pursuant to an opinion of counsel which concludes that such income should be qualifying income for purposes of the regulated investment company qualification tests. See “Dividends, Distributions and Taxes – Special Tax Considerations” in the SAI.

In addition, the Fund’s investment in the Subsidiary is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal tax requirements under Subchapter M of the Internal Revenue Code. The Rydex Series

PROSPECTUS	25

Commodities Strategy Fund, Managed Futures Strategy Fund, Long/Short Commodities Strategy Fund and Multi-Hedge Strategies Fund also have received a private letter ruling from the IRS that concludes that income from the Rydex Series Commodities Strategy Fund’s, Managed Futures Strategy Fund’s, Long/Short Commodities Strategy Fund’s and Multi-Hedge Strategies Fund’s investment in subsidiaries that are structured substantially similarly to the Subsidiary will constitute qualifying income for purposes of Subchapter M of the Internal Revenue Code. The Advisor intends to conduct the Fund’s investments in the Subsidiary in a manner consistent with the terms and conditions of the private letter ruling and pursuant to an opinion of counsel which concludes that dividend income actually distributed by the Subsidiary to the Fund should constitute qualifying income for purposes of Subchapter M of the Internal Revenue Code. See “Dividends, Distributions and Taxes – Tax Implications of the Investment in the Subsidiary” in the SAI.

As discussed under “Principal Risks – Tax Risk,” there is a possibility that the IRS will issue adverse public guidance regarding the use of controlled foreign corporations by registered investment companies to indirectly invest in commodities. If the IRS does so, the income of the Subsidiary imputed for income tax purposes to the Fund may be considered non-qualifying income and, thus, may prevent the Fund from qualifying as a regulated investment company for U.S. federal income tax purposes.

If the Fund fails to satisfy the qualifying income in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. If these relief provisions are not available to the Fund for any year in which it fails to qualify as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally will be taxable as ordinary income dividends to its shareholders, subject to the dividends received deduction for corporate shareholders and lower tax rates on qualified dividend income for individual shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company.

TAX STATUS OF DISTRIBUTIONS

•	The Fund will, at least annually, distribute substantially all of its net investment income and net capital gains.

•

The income dividends and short-term capital gains distributions you receive from the Fund will be taxed as either ordinary income or qualified dividend income. Dividends that are qualified dividend income, if any, are eligible for the reduced maximum rate to individuals of 15% (lower rates apply to individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income and subject to certain limitations.

•

Long-term capital gains distributions will result from gains on the sale or exchange of capital assets held by the Fund for more than one year. Any long-term capital gains distributions received from the Fund are taxable as long-term capital gains regardless of how long you have owned your shares. Long-term capital gains are currently taxed at a maximum rate of 15%.

•	Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2012.

•	Dividends and distributions are generally taxable to you whether you receive them in cash or in additional shares.

•

Beginning in 2013, U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) will be subject to a 3.8% Medicare contribution tax on their “net investment income,” including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares).

•

Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive that are attributable to dividends received by the Fund from U.S. corporations, subject to certain limitations.

•	Distributions paid in January but declared by the Fund in October, November or December of the previous year may be taxable to you in the previous year.

•	The Fund will inform you of the amount of your ordinary income dividends, qualified dividend income, and long-term capital gain distributions shortly after the close of each calendar year.

•

If you hold your shares in a tax-qualified retirement account, you generally will not be subject to federal taxation on Fund distributions until you begin receiving distributions from your retirement account. You should consult your tax advisor regarding the tax rules that apply to your retirement account.

•

Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these withholding taxes is recoverable, the non-recovered portion will reduce the income received from the securities in the Fund. In addition, the Fund may be able to pass along a tax credit for foreign income taxes that they pay. The Fund will provide you with the information necessary to reflect foreign taxes paid on your income tax return if it makes this election.

26	PROSPECTUS

TAX STATUS OF SHARE TRANSACTIONS

Each sale, exchange, or redemption of Fund shares may be a taxable event to you. For tax purposes, an exchange of Fund shares for shares of a different fund is treated the same as a sale. As noted above, certain shareholders also may be subject to the 3.8% Medicare contribution tax on capital gains realized on the sale or exchange of shares. You should consider the tax consequences of any redemption or exchange before making such a request, especially with respect to redemptions if you invest in the Fund through a tax-qualified retirement plan.

STATE TAX CONSIDERATIONS

The Fund is not liable for any income or franchise tax in Delaware as long as it qualifies as a regulated investment company for federal income tax purposes. In addition to federal taxes, distributions by the Fund and ownership of Fund shares may be subject to state and local taxes. You should consult your tax advisor regarding how state and local tax laws affect your investment in Fund shares.

COST BASIS

Legislation passed by Congress in 2008 requires the Fund (or its administrative agent) to report to the IRS and furnish to Fund shareholders the cost basis information for Fund shares purchased on or after January 1, 2012, and sold on or after that date. In addition to the present law requirement to report the gross proceeds from the sale of Fund shares, the Fund also will be required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. For each sale of Fund shares, the Fund will permit Fund shareholders to elect from among several IRS-accepted cost basis methods, including FIFO, LIFO and HIFO. In the absence of an election, the Fund will use a default cost basis method which is the average cost method. The cost basis method elected by the Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting law applies to them. These new reporting requirements only apply to require the reporting of the gross proceeds from the sale of Fund shares acquired and sold after December 31, 2011.

PROSPECTUS	27

Additional Information

Additional and more detailed information about the Fund is included in the SAI dated May 10, 2012. The SAI has been filed with the SEC and is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus. The U.S. Securities and Exchange Commission maintains the EDGAR database on its website (“http://www.sec.gov”) that contains the SAI, material incorporated by reference, and other information regarding registrants that file electronically with the U.S. Securities and Exchange Commission. You also may review and copy documents at the U.S. Securities and Exchange Commission Public Reference Room in Washington, D.C. (for information on the operation of the Public Reference Room, call 202.551.8090). You may request documents from the U.S. Securities and Exchange Commission by mail, upon payment of a duplication fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-1520, or by emailing the U.S. Securities and Exchange Commission at the following address: publicinfo@sec.gov.

Additional information about the Fund’s investments is available in the Annual and Semi-Annual Reports. Also, in the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. You may obtain a copy of the SAI or the Annual or Semi-Annual Reports, without charge by calling 800.820.0888 or 301.296.5100, visiting the Guggenheim Investments website at www.rydex-sgi.com, or writing to Rydex Series Funds at 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850.

No one has been authorized to give any information or to make any representations not contained in this Prospectus or in the Fund’s SAI in connection with the offering of Fund shares. Do not rely on any such information or representations as having been authorized by the Fund or Guggenheim Investments. This Prospectus does not constitute an offering by the Fund in any jurisdiction where such an offering is not lawful.

The Trust’s U.S. Securities and Exchange Commission registration number is 811-07584.

28	PROSPECTUS

GO GREEN!

ELIMINATE MAILBOX CLUTTER

Go paperless with Guggenheim eDelivery – a service giving you full online access to account information and documents. Save time, cut down on mailbox clutter and be a friend to the environment with eDelivery.

With eDelivery you can:

—	View online confirmations and statement at your convenience.

—	Receive email notifications when your most recent confirmations, statements and other account documents are available for review.

—	Access prospectuses, annual reports and semiannual reports online.

It’s easy to enroll:

1/ Visit www.rydex-sgi.com and select “Individual Investors”

2/ Click on “eDelivery Sign-Up”

3/ Follow the simple enrollment instructions

If you have questions about eDelivery services, contact one of our Shareholder Service Representatives at 800.820.0888.

(Not part of the Prospectus)

29

805 KING FARM BOULEVARD, SUITE 600

ROCKVILLE, MD 20850

800.820.0888

RYDEX-SGI.COM

PLEASE SEE THE RYDEX|SGI eDELIVERY NOTICE INSIDE THE BACK COVER.

GIGMFI-7

STATEMENT OF ADDITIONAL INFORMATION

RYDEX SERIES FUNDS

805 KING FARM BOULEVARD, SUITE 600

ROCKVILLE, MARYLAND 20850

800-820-0888 301-296-5100

WWW.RYDEX-SGI.COM

This Statement of Additional Information (“SAI”) relates to Institutional Class Shares of the following series (the “Fund”) of Rydex Series Funds (the “Trust”):

Institutional Class Shares
Global Managed Futures Strategy Fund	RYSQX

This SAI is not a prospectus. It should be read in conjunction with the Fund’s prospectus for Institutional Class Shares dated May 10, 2012 (the “Prospectus”). Capitalized terms not defined herein are defined in the Prospectus. Copies of the Prospectus are available, without charge, upon request to the Trust at the address listed above or by telephoning the Trust at the telephone numbers listed above.

The date of this SAI is May 10, 2012

GIGMFI-SAI

GENERAL INFORMATION ABOUT THE TRUST

The Trust, an open-end management investment company, was organized as a Delaware statutory trust on February 10, 1993. The Trust is permitted to offer separate series (i.e., funds) and different classes of shares, and additional series and classes of shares may be created from time to time. All payments received by the Trust for shares of the Fund belong to the Fund. The Fund has its own assets and liabilities.

The Fund is an open-end management investment company. Currently, the Trust offers fifty-nine (59) separate funds that issue a combination of Investor Class Shares, Investor2 Class Shares, Advisor Class Shares, A-Class Shares, C-Class Shares, H-Class Shares, Institutional Class Shares and/or Y-Class Shares. The different classes provide for variations in sales charges, certain shareholder servicing and distribution expenses and in the minimum initial investment requirements. In addition, an initial sales charge is imposed on the purchase of A-Class Shares, and a contingent deferred sales charge is imposed on the redemption of C-Class Shares. Sales charges and minimum investment requirements are described in the Prospectus. For more information on shareholder servicing and distribution expenses, see “Dividends, Distributions and Taxes.”

INVESTMENT POLICIES, TECHNIQUES AND RISK FACTORS

General

The Fund’s investment objective and principal investment strategies are described in the Prospectus. The investment objective of the Fund is non-fundamental and may be changed without the consent of the holders of a majority of the Fund’s outstanding shares.

Portfolio management is provided to the Fund by the Trust’s investment adviser, Security Investors, LLC, a Kansas limited liability company with offices at 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850. Security Investors, LLC operates under the name Guggenheim Investments (the “Advisor”). Prior to January 3, 2011, the name of the Advisor was Rydex Advisors, LLC and prior to June 30, 2010, PADCO Advisors, Inc., each of which did business under the name Rydex Investments. The investment strategies of the Fund discussed below and in the Prospectus may, consistent with the Fund’s investment objective and limitations, be used by the Fund if, in the opinion of the Advisor, these strategies will be advantageous to the Fund. The Fund is free to reduce or eliminate its activity with respect to any of the following investment techniques without changing the Fund’s fundamental investment policies. There is no assurance that any of the Fund’s strategies or any other strategies and methods of investment available to the Fund will result in the achievement of the Fund’s objective. The following information supplements and should be read in conjunction with the Fund’s Prospectus.

The Subsidiary. The Fund may invest up to 25% of its total assets in a wholly-owned and controlled Cayman Islands subsidiary (the “Subsidiary”). It is expected that the Subsidiary will invest primarily in commodity futures, option and swap contracts, but the Subsidiary also may invest in financial futures, fixed income securities, structured notes, pooled investment vehicles, including those that are not registered pursuant to the Investment Company Act of 1940 (the “1940 Act”), and other investments intended to serve as margin or collateral for the Subsidiary’s derivatives positions. As a result, the Fund may be considered to be investing indirectly in these investments through the Subsidiary. For that reason, and for the sake of convenience, references in this SAI to the Fund may also include the Subsidiary. The Subsidiary has adopted compliance policies and procedures that are substantially similar to the policies and procedures adopted by the Fund. The Fund’s Chief Compliance Officer oversees the implementation of the Subsidiary’s policies and procedures, and periodically reviews the policies and procedures for accuracy.

The Subsidiary is a company organized under the laws of the Cayman Islands, whose registered office is located at the offices of Stuarts Corporate Services Ltd., P.O. Box 2510, Grand Cayman KY1-1104, Grand Cayman, Cayman Islands. The Subsidiary’s affairs are overseen by its own board of directors consisting of three directors, one of which is not an interested person of the Fund and, therefore, is an independent director.

The Subsidiary has entered into a separate contract with the Advisor for the management of the Subsidiary’s portfolio pursuant to which the Subsidiary pays the Advisor a management fee for its services. The Advisor has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid to the Advisor by the Subsidiary. The Subsidiary will bear the fees and expenses incurred in connection with the custody, administration, transfer agency, and audit services that it receives, which are specific to the Subsidiary and not duplicative of services provided to the Fund. Further, as described above, the Advisor has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid to the Advisor by the Subsidiary. Therefore, it is expected that the Fund’s investment in the Subsidiary also will not result in the Fund paying duplicative management fees. The Fund expects that the expenses borne by the Subsidiary will not be material in relation to the value of the Fund’s assets. Please refer to the section in this SAI titled “Tax Implications of Investment in the Wholly-Owned Subsidiary” for information about certain tax aspects of the Fund’s investment in the Subsidiary.

Principal Investment Policies, Techniques and Risk Factors – The investment policies, techniques and risk factors described below are considered to be principal to the management of the Fund.

Currency Transactions

Foreign Currencies. The Fund may invest directly and indirectly in foreign currencies. Investments in foreign currencies are subject to numerous risks, not the least of which is the fluctuation of foreign currency exchange rates with respect to the U.S. dollar. Exchange rates fluctuate for a number of reasons.

•

Inflation. Exchange rates change to reflect changes in a currency’s buying power. Different countries experience different inflation rates due to different monetary and fiscal policies, different product and labor market conditions, and a host of other factors.

•

Trade Deficits. Countries with trade deficits tend to experience a depreciating currency. Inflation may be the cause of a trade deficit, making a country’s goods more expensive and less competitive and so reducing demand for its currency.

•

Interest Rates. High interest rates may raise currency values in the short term by making such currencies more attractive to investors. However, since high interest rates are often the result of high inflation long-term results may be the opposite.

•

Budget Deficits and Low Savings Rates. Countries that run large budget deficits and save little of their national income tend to suffer a depreciating currency because they are forced to borrow abroad to finance their deficits. Payments of interest on this debt can inundate the currency markets with the currency of the debtor nation. Budget deficits also can indirectly contribute to currency depreciation if a government chooses inflationary measures to cope with its deficits and debt.

•

Political Factors. Political instability in a country can cause a currency to depreciate. Demand for a certain currency may fall if a country appears a less desirable place in which to invest and do business.

•

Government Control. Through their own buying and selling of currencies, the world’s central banks sometimes manipulate exchange rate movements. In addition, governments occasionally issue statements to influence people’s expectations about the direction of exchange rates, or they may instigate policies with an exchange rate target as the goal. The value of the Fund’s investments is calculated in U.S. dollars each day that the New York Stock Exchange (“NYSE”) is open for business. As a result, to the extent that the Fund’s assets are invested in instruments denominated in foreign currencies and the currencies appreciate relative to the U.S. dollar, the Fund’s NAV as expressed in U.S. dollars (and, therefore, the value of your investment) should increase. If the U.S. dollar appreciates relative to the other currencies, the opposite should occur. The currency-related gains and losses experienced by the Fund will be based on changes in the value of portfolio securities attributable to currency fluctuations only in relation to the original purchase price of such securities as stated in U.S. dollars. Gains or losses on shares of the Fund will be based on changes attributable to fluctuations in the NAV of such shares, expressed in U.S. dollars, in relation to the original U.S. dollar purchase price of the shares. The amount of appreciation or depreciation in the Fund’s assets also will be affected by the net investment income generated by the money market instruments in which the Fund invests and by changes in the value of the securities that are unrelated to changes in currency exchange rates.

The Fund may incur currency exchange costs when it sells instruments denominated in one currency and buys instruments denominated in another.

Foreign Currency Exchange-Related Securities. The Fund may invest in principal exchange rate linked securities (“PERLsSM”). PERLsSM are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on “standard” PERLsSM is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; “reverse” PERLsSM are like the “standard” securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). PERLsSM may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

In addition, the Fund may invest in performance indexed paper (“PIPsSM”). PIPsSM is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on PIPsSM is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

The Fund may invest in foreign currency warrants. Foreign currency warrants such as Currency Exchange WarrantsSM (“CEWsSM”) are warrants which entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese yen or the euro. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (i.e., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining “time value” of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants.

Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation (“OCC”). Unlike foreign currency options issued by OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

Currency-Related Derivatives and Other Financial Instruments. The Fund may engage in currency hedging. Currency hedging is the use of currency transactions in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange-listed currency futures and options thereon, exchange-listed and over-the-counter (“OTC”) options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward foreign currency contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. The Fund may enter into currency transactions with counterparties which have received (or the guarantors of the obligations of which have received) a short-term credit rating of A-1 or P-1 by Standard & Poor’s Rating Services (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”), respectively, or that have an equivalent rating from a Nationally Recognized Statistical Rating Organization (“NRSRO”) or (except for OTC currency options) are determined to be of equivalent credit quality by the Advisor.

The Fund’s dealings in forward currency contracts and other currency transactions such as futures, options on futures, options on currencies and swaps will be limited to hedging involving either specific transactions (“Transaction Hedging”) or portfolio positions (“Position Hedging”). Transaction Hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. The Fund may enter into Transaction Hedging out of a desire to preserve the U.S. dollar price of a security when it enters into a contract for the purchase or sale of a security denominated in a foreign currency. The Fund may be able to protect itself against possible losses resulting from changes in the relationship between the U.S. dollar and foreign currencies during the period between the date the security is purchased or sold and the date on which payment is made or received by entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of the foreign currency involved in the underlying security transactions.

Position Hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency. The Fund may use Position Hedging when the Advisor believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar. The Fund may enter into a forward foreign currency contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. The precise matching of the forward foreign currency contract amount and the value of the portfolio securities involved may not have a perfect correlation since the future value of the securities hedged will change as a consequence of the market between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is difficult, and the successful execution of this short-term hedging strategy is uncertain.

The Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging as described below.

The Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which that Fund has or in which that Fund expects to have portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund’s portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund’s portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund’s securities denominated in linked currencies. For example, if the Advisor considers that the Swedish krona is linked to the euro, the Fund holds securities denominated in krona and the Advisor believes that the value of the krona will decline against the U.S. dollar, the Advisor may enter into a contract to sell euros and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Furthermore, there is risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. If the Fund enters into a currency hedging transaction, the Fund will “cover” its position so as not to create a “senior security” as defined in Section 18 of the 1940 Act.

Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchase and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These actions can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Furthermore, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market, which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy. Although forward foreign currency contracts and currency futures tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

The Fund may also buy or sell put and call options on foreign currencies either on exchanges or in the OTC market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Fund to reduce foreign currency risk using such options. OTC options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between the buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

The Fund may conduct currency exchange transactions on a spot basis. Currency transactions made on a spot basis are for cash at the spot rate prevailing in the currency exchange market for buying or selling currency. The Fund will regularly enter into forward currency contracts.

The Fund may invest in a combination of forward currency contracts and U.S. dollar-denominated market instruments in an attempt to obtain an investment result that is substantially the same as a direct investment in a foreign currency-denominated instrument. This investment technique creates a “synthetic” position in the particular foreign-currency instrument whose performance the manager is trying to duplicate. For example, the combination of U.S. dollar-denominated instruments with “long” forward currency exchange contracts creates a position economically equivalent to a money market instrument denominated in the foreign currency itself. Such combined positions are sometimes necessary when the market in a particular foreign currency is small or relatively illiquid.

The Fund may invest in forward currency contracts to engage in either Transaction Hedging or Position Hedging. The Fund may use forward currency contracts for Position Hedging if consistent with its policy of trying to expose its net assets to foreign currencies. The Fund is not required to enter into forward currency contracts for hedging purposes and it is possible that the Fund may not be able to hedge against a currency devaluation that is so generally anticipated that the Fund is unable to contract to sell the currency at a price above the devaluation level it anticipates. It also is possible that, under certain circumstances, the Fund may have to limit its currency transactions to qualify as a “regulated investment company” under the U.S. Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”).

The Fund does not intend to enter into forward currency contracts with a term of more than one year, or to engage in Position Hedging with respect to the currency of a particular country to more than the aggregate market value (at the time the hedging transaction is entered into) of its portfolio securities denominated in (or quoted in or currently convertible into or directly related through the use of forward currency contracts in conjunction with money market instruments to) that particular currency.

At or before the maturity of a forward currency contract, the Fund may either sell a portfolio security and make delivery of the currency, or retain the security and terminate its contractual obligation to deliver the currency by buying an “offsetting” contract obligating it to buy, on the same maturity date, the same amount of the currency.

If the Fund engages in an offsetting transaction, it may later enter into a new forward currency contract to sell the currency. If either Fund engages in an offsetting transaction, it will incur a gain or loss to the extent that there has been movement in forward currency contract prices. If forward prices go down during the period between the date the Fund enters into a forward currency contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to buy. If forward prices go up, the Fund will suffer a loss to the extent the price of the currency it has agreed to buy exceeds the price of the currency it has agreed to sell.

The Fund may convert holdings of foreign currencies into U.S. dollars from time to time, but will incur the costs of currency conversion. Foreign exchange dealers do not charge a fee for conversion, but they do realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, and offer to buy the currency at a lower rate if the Fund tries to resell the currency to the dealer.

Equity Securities

The Fund may invest in equity securities. Equity securities represent ownership interests in a company or partnership and consist of common stocks, preferred stocks, warrants to acquire common stock, securities convertible into common stock, and investments in master limited partnerships. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the NAV of that Fund to fluctuate. Global stock markets, including the U.S. stock market, tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. The Fund may purchase equity securities traded in the U.S. on registered exchanges or the OTC market. In addition, the Fund may purchase equity securities traded on exchanges all over the world. The Fund may invest in the types of equity securities described in more detail below.

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Common Stock. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

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Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

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Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by the Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

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Small and Medium Capitalization Issuers. Investing in equity securities of small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The securities of smaller companies are often traded in the OTC market and even if listed on a national securities exchange, may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies are less likely to be liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

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Warrants. As a matter of non-fundamental policy, the Fund does not invest in warrants. However, the Fund may from time to time receive warrants as a result of, for example, a corporate action or some other event affecting one or more of the companies in which the Fund invests. In such event, the Fund generally intends to hold such warrants until they expire. The Fund, however, reserves the right to exercise the warrants. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

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Rights. The Fund may from time to time receive rights as a result of, for example, a corporate action or some other event affecting one or more of the companies in which the Fund invests. A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life of usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. An investment in rights may entail greater risks than certain other types of investments. Generally, rights do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

Fixed Income Securities

The Fund may invest in fixed income securities. The market value of the fixed income securities in which the Fund invests will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of these securities will not necessarily affect cash income derived from these securities but will affect the Fund’s NAV. Additional information regarding fixed income securities is described below:

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Duration. Duration is a measure of the expected change in value of a fixed income security for a given change in interest rates. For example, if interest rates changed by one percent, the value of a security having an effective duration of two years generally would vary by two percent. Duration takes the length of the time intervals between the present time and time that the interest and principal payments are scheduled, or in the case of a callable bond, expected to be received, and weighs them by the present values of the cash to be received at each future point in time.

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Variable and Floating Rate Securities. Variable and floating rate instruments involve certain obligations that may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly, or some other reset period, and may have a set floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

Debt Securities. The Fund may invest in debt securities. A debt security is a security consisting of a certificate or other evidence of a debt (secured or unsecured) on which the issuing company or governmental body promises to pay the holder thereof a fixed, variable, or floating rate of interest for a specified length of time, and to repay the debt on the specified maturity date. Some debt securities, such as zero coupon bonds, do not make regular interest payments but are issued at a discount to their principal or maturity value. Debt securities include a variety of fixed income obligations, including, but not limited to, corporate bonds, government securities, municipal securities, convertible securities, mortgage-backed securities, and asset-backed securities. Debt securities include investment-grade securities, non-investment-grade securities, and unrated securities. Debt securities are subject to a variety of risks, such as interest rate risk, income risk, call/prepayment risk, inflation risk, credit risk, and (in the case of foreign securities) country risk and currency risk.

Corporate Debt Securities. The Fund may seek investment in corporate debt securities representative of one or more high yield bond or credit derivative indices, which may change from time to time. Selection will generally not be dependent on independent credit analysis or fundamental analysis performed by the Advisor. The Fund may invest in all grades of corporate debt securities including below investment grade as discussed below. See Appendix A for a description of corporate bond ratings. The Fund may also invest in unrated securities.

Corporate debt securities are typically fixed-income securities issued by businesses to finance their operations, but may also include bank loans to companies. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities. The primary differences between the different types of corporate debt securities are their maturities and secured or un-secured status. Commercial paper has the shortest term and is usually unsecured. The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest.

Because of the wide range of types, and maturities, of corporate debt securities, as well as the range of creditworthiness of its issuers, corporate debt securities have widely varying potentials for return and risk profiles. For example, commercial paper issued by a large established domestic corporation that is rated investment-grade may have a modest return on principal, but carries relatively limited risk. On the other hand, a long-term corporate note issued by a small foreign corporation from an emerging market country that has not been rated may have the potential for relatively large returns on principal, but carries a relatively high degree of risk.

Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment-grade are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities. Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms.

Non-Investment-Grade Debt Securities. The Fund may invest in non-investment-grade securities. Non-investment-grade securities, also referred to as “high yield securities” or “junk bonds,” are debt securities that are rated lower than the four highest rating categories by a nationally recognized statistical rating organization (for example, lower than Baa3 by Moody’s or lower than

BBB– by Standard & Poor’s) or are determined to be of comparable quality by the Advisor. These securities are generally considered to be, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the investment-grade categories. Investment in these securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk.

Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of investment-grade securities. Thus, reliance on credit ratings in making investment decisions entails greater risks for high yield securities than for investment-grade debt securities. The success of a fund’s investment adviser in managing high yield securities is more dependent upon its own credit analysis than is the case with investment-grade securities.

Some high yield securities are issued by smaller, less-seasoned companies, while others are issued as part of a corporate restructuring, such as an acquisition, merger, or leveraged buyout. Companies that issue high yield securities are often highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with investment-grade securities. Some high yield securities were once rated as investment-grade but have been downgraded to junk bond status because of financial difficulties experienced by their issuers.

The market values of high yield securities tend to reflect individual issuer developments to a greater extent than do investment-grade securities, which in general react to fluctuations in the general level of interest rates. High yield securities also tend to be more sensitive to economic conditions than are investment-grade securities. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in junk bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, a fund investing in such securities may incur additional expenses to seek recovery.

The secondary market on which high yield securities are traded may be less liquid than the market for investment-grade securities. Less liquidity in the secondary trading market could adversely affect the ability of a fund to sell a high yield security or the price at which a fund could sell a high yield security, and could adversely affect the daily NAV of fund shares. When secondary markets for high yield securities are less liquid than the market for investment-grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

The Fund will not necessarily dispose of a security if a credit-rating agency downgrades the rating of the security below its rating at the time of purchase. However, the Advisor will monitor the investment to determine whether continued investment in the security is in the best interest of Fund shareholders.

Unrated Debt Securities. The Fund may also invest in unrated debt securities. Unrated debt, while not necessarily lower in quality than rated securities, may not have as broad a market. Because of the size and perceived demand for the issue, among other factors, certain issuers may decide not to pay the cost of getting a rating for their bonds. The creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the security, will be analyzed to determine whether to purchase unrated bonds.

Debt Securities Issued by the International Bank for Reconstruction and Development (“World Bank”). The Fund may invest in debt securities issued by the World Bank. Debt securities issued by the World Bank may include high quality global bonds backed by 185 member governments, including the United States, Japan, Germany, France and the United Kingdom, as well as in bonds in “non-core” currencies, including emerging markets and European accession countries with ratings of AAA or Aaa, structured notes, and discount notes represented by certificates, in bearer form only, or in un-certified form (Book Entry Discount Notes) with maturities of 360 days or less at a discount, and in the case of Discount Notes, in certified form only and on an interest bearing basis in the U.S. and Eurodollar markets.

Foreign Issuers

The Fund may invest in issuers located outside the U.S. directly, or in financial instruments that are indirectly linked to the performance of foreign issuers. Examples of such financial instruments include ADRs, Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”), International Depository Receipts (“IDRs”), “ordinary shares,” and “New York shares” issued and traded in the U.S. ADRs are U.S. dollar denominated receipts typically issued by U.S. banks and trust companies that evidence ownership of underlying securities issued by a foreign issuer. The underlying securities may not necessarily be denominated in the same currency as the securities into which they may be converted. The underlying securities are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depositary bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. Generally, ADRs in registered form are designed for use in domestic securities markets and are traded on exchanges or over-the-counter in the U.S. GDRs, EDRs, and IDRs are similar to ADRs in that they are certificates evidencing ownership of shares of a foreign issuer, however, GDRs, EDRs, and IDRs may be issued in bearer form and denominated in other currencies, and are generally designed for use in specific or multiple securities markets outside the U.S. EDRs, for example, are designed for use in European securities markets while GDRs are designed for use throughout the world. Ordinary shares are shares of foreign issuers that are traded abroad and on a U.S. exchange. New York shares are shares that a foreign issuer has allocated for trading in the U.S. ADRs, ordinary shares, and New York shares all may be purchased with and sold for U.S. dollars, which protects the Fund from the foreign settlement risks described below.

Depositary receipts may be sponsored or unsponsored. Although the two types of depositary receipt facilities (unsponsored or sponsored) are similar, there are differences regarding a holder’s rights and obligations and the practices of market participants.

A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.

Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer’s request.

Investing in foreign companies may involve risks not typically associated with investing in companies domiciled in the U.S. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S markets, and prices in some foreign markets can be very volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer’s financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial fees, generally are higher than for U.S. investments.

Investing in companies located abroad also carries political and economic risks distinct from those associated with investing in the U.S. Foreign investment may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of seizure, expropriation or nationalization of assets, including foreign deposits, confiscatory taxation, restrictions on U.S. investment, or on the ability to repatriate assets or to convert currency into U.S. dollars. There may be a greater possibility of default by foreign governments or foreign-government sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments.

Futures and Options Transactions

Futures and Options On Futures. The Fund may use futures contracts and related options (i) for bona fide hedging purposes, (ii) to attempt to offset changes in the value of securities held or expected to be acquired or be disposed of, (iii) to attempt to minimize fluctuations in foreign currencies, (iv) to attempt to gain exposure to a particular market, index or instrument, or (v) for other risk management purposes. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The Fund will reduce the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on a national futures exchange regulated by the Commodities Futures Trading Commission (“CFTC”). To the extent the Fund uses futures and/or options on futures, it will do so in accordance with Rule 4.5 under the Commodity Exchange Act (“CEA”). The Trust, on behalf of all of its series, including the Fund, has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5 and therefore, the Fund is not subject to registration or regulation as a commodity pool operator under the CEA.

The Fund may buy and sell index futures contracts with respect to any index that is traded on a recognized exchange or board of trade. An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price, and the actual level of the stock index at the expiration of the contract. Generally, contracts are closed out prior to the expiration date of the contract.

When the Fund purchases or sells a futures contract, or sells an option thereon, the Fund is required to “cover” its position in order to limit the risk associated with the use of leverage and other related risks. To cover its position, the Fund may maintain with its custodian bank (and marked-to-market on a daily basis), a segregated account consisting of cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise “cover” its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder. If the Fund continues to engage in the described securities trading practices and properly segregates assets, the segregated account will function as a practical limit on the amount of leverage which the Fund may undertake and on the potential increase in the speculative character of the Fund’s outstanding portfolio securities. Additionally, such segregated accounts will generally assure the availability of adequate funds to meet the obligations of the Fund arising from such investment activities.

The Fund may also cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high or higher than the price of the futures contract. In the alternative, if the strike price of the put is less than the price of the futures contract, the Fund will maintain, in a segregated account, cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. The Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract. The Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contract, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract.

The Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option. In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. The Fund may also cover its sale of a call option by taking positions in instruments with prices which are expected to move relatively consistently with the call option. The Fund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. The Fund may also cover its sale of a put option by taking positions in instruments with prices that are expected to move relatively consistently with the put option.

There are significant risks associated with the Fund’s use of futures contracts and related options, including the following: (1) the success of a hedging strategy depends, in part, on the Advisor’s ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce the Fund’s exposure to price fluctuations, while others tend to increase its market exposure.

Options. The Fund may purchase and write (sell) put and call options on securities and on securities indices listed on national securities exchanges or traded in the OTC market as an investment vehicle for the purpose of realizing the Fund’s investment objective.

A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

The Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or OTC markets) to manage its exposure to exchange rates. Call options on foreign currency written by the Fund will be “covered,” which means that the Fund will own an equal amount of the underlying foreign currency.

Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities.

All options written on indices or securities must be covered. When the Fund writes an option on a security, an index or a foreign currency, it will establish a segregated account containing cash or liquid securities in an amount at least equal to the market value of the option and will maintain the account while the option is open or will otherwise cover the transaction.

The Fund may trade put and call options on securities, securities indices and currencies, as the Advisor determines is appropriate in seeking the Fund’s investment objective, and except as restricted by the Fund’s investment limitations. See “Investment Restrictions.”

The initial purchase (sale) of an option contract is an “opening transaction.” In order to close out an option position, the Fund may enter into a “closing transaction,” which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If the Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

The Fund may purchase put and call options on securities to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Fund may seek to purchase in the future. The Fund purchasing put and call options pays a premium; therefore if price movements in the underlying securities are such that exercise of the options would not be profitable for the Fund, loss of the premium paid may be offset by an increase in the value of the Fund’s securities or by a decrease in the cost of acquisition of securities by the Fund.

The Fund may write covered call options on securities as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in its market value. When the Fund writes an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option of which the Fund is the writer is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option written by the Fund is exercised, the Fund will be required to purchase the underlying securities at a price in excess of the market value of such securities.

The Fund may purchase and write options on an exchange or over-the-counter. OTC options differ from exchange-traded options in several important respects. OTC options are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is determined normally by reference to information from a market maker. It is the SEC’s position that OTC options are generally illiquid.

The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.

Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while the Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

Risks Associated With Commodity Futures Contracts. The Fund may engage in transactions in commodity futures contracts. There are several additional risks associated with such transactions which are discussed below:

•

Storage. Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while the Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.

•

Reinvestment. In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for the Fund. If the nature of hedgers and speculators in futures markets has shifted when it is time for the Fund to reinvest the proceeds of a maturing contract in a new futures contract, the Fund might reinvest at higher or lower futures prices, or choose to pursue other investments.

•

Other Economic Factors. The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks which subject the Fund’s investments to greater volatility than investments in traditional securities.

•

Combined Positions. The Fund may purchase and write options in combination with each other. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Investment in the Subsidiary

The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary is expected to invest primarily in commodity and financial futures, option and swap contracts, fixed income securities, pooled investment vehicles, including those that are not registered pursuant to the 1940 Act, and other investments intended to serve as margin or collateral for the Subsidiary’s derivatives positions. The Subsidiary is not registered under the 1940 Act, but are subject to certain of the investor protections of the 1940 Act, as noted in this SAI. As a result, the Fund, as the sole shareholder of the Subsidiary, will not have all of the protections offered to investors in registered investment companies. However, because the Fund wholly owns and controls the Subsidiary, and the Fund and Subsidiary are each managed by the Advisor, it is unlikely that the Subsidiary will take action contrary to the interests of the Fund or the Fund’s shareholders. The Board has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund’s role as the sole shareholder of the Subsidiary. Also, in managing the Subsidiary’s portfolio, the Advisor will be subject to the same fundamental and certain other (except for the restriction on the purchase and sale of commodities and commodities contracts applicable to the Fund) and will follow the same compliance policies and procedures as the Fund.

Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized, could result in the inability of the Fund and/or the Subsidiary to operate as described in this SAI and could negatively affect the Fund and its shareholders. For example, the Cayman Islands do not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.

Investments in Other Investment Companies

The Fund may invest in the securities of other investment companies to the extent that such an investment would be consistent with the requirements of Section 12(d)(1) of the 1940 Act, or any rule, regulation or order of the SEC or interpretation thereof. Generally, the Fund may invest in the securities of another investment company (the “acquired company”) provided that the Fund, immediately after such purchase or acquisition, does not own in the aggregate: (i) more than 3% of the total outstanding voting stock of the acquired company; (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) securities issued by the acquired company and all other investment companies (other than Treasury stock of the Fund) having an aggregate value in excess of 10% of the value of the total assets of the Fund. The Fund may also invest in the securities of other investment companies if the Fund is part of a “master-feeder” structure or operates as a fund of funds in compliance with Section 12(d)(1)(E), (F) and (G) and the rules thereunder. In addition, Section 12(d)(1) prohibits another investment company from selling its shares to the Fund if, after the sale (i) the Fund owns more than 3% of the other investment company’s voting stock or (ii) the Fund and other investment companies, and companies controlled by them, own more than 10% of the voting stock of such other investment company. The Trust has entered into agreements with several unaffiliated ETFs that permit, pursuant to an SEC order, the Fund, as determined by the Advisor, to purchase shares of those ETFs beyond the Section 12(d)(1) limits described above. The Fund will only make such investments in conformity with the requirements of Subchapter M of the Internal Revenue Code.

If the Fund invests in, and thus, is a shareholder of, another investment company, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund’s own investment adviser and the other expenses that the Fund bears directly in connection with the Fund’s own operations.

Consistent with the restrictions discussed above, the Fund may invest in several different types of investment companies from time to time, including mutual funds, ETFs, closed-end funds, and business development companies (“BDCs”), when the Advisor believes such an investment is in the best interests of the Fund and its shareholders. For example, the Fund may elect to invest in another investment company when such an investment presents a more efficient investment option than buying securities individually. The Fund also may invest in investment companies that are included as components of an index, such as BDCs, to seek to track the performance of that index. A BDC is a less common type of closed-end investment company that more closely resembles an operating company than a typical investment company. BDCs generally focus on investing in, and providing managerial assistance to, small, developing, financially troubled, private companies or other companies that may have value that can be realized over time and with management assistance. Similar to an operating company, a BDC’s total annual operating expense ratio typically reflects all of the operating expenses incurred by the BDC, and is generally greater than the total annual operating expense ratio of a mutual fund that does not bear the same types of operating expenses. However, as a shareholder of a BDC, the Fund does not directly pay for a portion of all of the operating expenses of the BDC, just as a shareholder of computer manufacturer does not directly pay for the cost of labor associated with producing such computers. As a result, the Fees and Expenses of a fund that invests in a BDC will be effectively overstated by an amount equal to the “Acquired Fund Fees and Expenses.” Acquired Fund Fees and Expenses are not included as an operating expense of the Fund in the Fund’s financial statements, which more accurately reflect the Fund’s actual operating expenses.

Investment companies may include index-based investments, such as ETFs that hold substantially all of their assets in securities representing a specific index. The main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index. The Fund also may invest in ETFs that are actively managed.

Certain ETFs may not produce qualifying income for purposes of the “90% Test” (as defined under “Dividends, Distributions and Taxes”), which must be met in order for the Fund to maintain its status as a regulated investment company under the Internal Revenue Code. If one or more ETFs generates more non-qualifying income for purposes of the 90% Test than the Fund’s portfolio management expects, it could cause the Fund to inadvertently fail the 90% Test, thereby causing the Fund to inadvertently fail to qualify as a regulated investment company under the Internal Revenue Code.

Pooled Investment Vehicles

The Fund may invest in the securities of pooled vehicles that are not investment companies and, thus, not required to comply with the provisions of the 1940 Act. As a shareholder of such vehicles, the Fund will not have all of the investors protections afforded by the 1940 Act. Such pooled vehicles may be required to comply with the provisions of other federal securities laws, such as the Securities Act of 1933. These pooled vehicles typically hold commodities, such as gold or oil, currency, or other property that is itself not a security. If the Fund invests in, and thus, is a shareholder of, a pooled vehicle, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by the pooled vehicle, including any applicable advisory fees, in addition to both the management fees payable directly by the Fund to the Advisor and the other expenses that the Fund bears directly in connection with its own operations.

Portfolio Turnover

In general, the Advisor manages the Fund without regard to restrictions on portfolio turnover. The Fund’s investment strategies may, however, produce relatively high portfolio turnover rates from time to time. The use of certain derivative instruments with relatively short maturities are excluded from the calculation of portfolio turnover. Nevertheless, the use of futures contracts will ordinarily involve the payment of commissions to futures commission merchants. To the extent that the Fund uses derivatives, they will generally be short-term derivative instruments. As a result, the Fund’s reported portfolio turnover may be low despite relatively high portfolio activity which would, in turn, involve correspondingly greater expenses for the Fund, including brokerage commissions or dealer markups and other transaction costs on the sale of securities and reinvestments in other securities. Generally, the higher the rate of portfolio turnover of the Fund, the higher these transaction costs borne by the Fund and its long-term shareholders generally will be. Such sales may result in the realization of taxable capital gains (including short-term capital gains which are generally taxed to shareholders at ordinary income tax rates) for certain taxable shareholders.

“Portfolio Turnover Rate” is defined under the rules of the SEC as the lesser of the value of the securities purchased or of the securities sold, excluding all securities whose maturities at the time of acquisition were one-year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with a remaining maturity of less than one-year are excluded from the calculation of the portfolio turnover rate. Instruments excluded from the calculation of portfolio turnover generally would include the futures contracts and option contracts in which the Fund invests because such contracts generally have a remaining maturity of less than one-year.

Repurchase Agreements

The Fund may enter into repurchase agreements with financial institutions. The Fund has adopted certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Advisor. In addition, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. While there is no limit on the percentage of Fund assets that may be used in connection with repurchase agreements, it is the current policy of the Fund to not invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of the Fund’s net assets. The investments of the Fund in repurchase agreements, at times, may be substantial when, in the view of the Advisor, liquidity or other considerations so warrant.

Short Sales

The Fund may engage in short sales transactions in which the Fund sells a security it does not own. To complete such a transaction, the Fund must borrow or otherwise obtain the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividends or interest, which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The Fund may also use repurchase agreements to satisfy delivery obligations in short sale transactions. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out.

Until the Fund closes its short position or replaces the borrowed security, the Fund will: (a) maintain a segregated account containing cash or liquid securities at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time the security was sold short; or (b) otherwise cover the Fund’s short position. The Fund may use up to 100% of its portfolio to engage in short sales transactions and collateralize its open short positions.

Swap Agreements

The Fund may enter into swap agreements, including, but not limited to, total return swaps, index swaps, interest rate swaps, and credit default swaps. The Fund may utilize swap agreements in an attempt to gain exposure to the securities in a market without actually purchasing those securities, or to hedge a position. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one-year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap,” interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor;” and interest rate dollars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Another form of swap agreement is a credit default swap. A credit default swap enables the Fund to buy or sell protection against a defined credit event of an issuer or a basket of securities. Generally, the seller of credit protection against an issuer or basket of securities receives a periodic payment to compensate against potential default events. If a default event occurs, the seller must pay the buyer the full notional value of the reference obligation in exchange for the reference obligation. If no default occurs, the counterparty will pay the stream of payments and have no further obligations to the Fund selling the credit protection.

In contrast, the buyer of a credit default swap would have the right to deliver a referenced debt obligation and receive the par (or other agreed-upon) value of such debt obligation from the counterparty in the event of a default or other credit event (such as a credit downgrade) by the reference issuer, such as a U.S. or foreign corporation, with respect to its debt obligations. In return, the buyer of the credit protection would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the counterparty would keep the stream of payments and would have no further obligations to the Fund purchasing the credit protection.

The Fund also may enhance income by selling credit protection or attempt to mitigate credit risk by buying protection. Credit default swaps could result in losses if the creditworthiness of an issuer or a basket of securities is not accurately evaluated.

Most swap agreements (but generally not credit default swaps) entered into by the Fund calculate the obligations of the parties to the agreement on a “net basis.” Consequently, the Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). Other swap agreements, such as credit default swaps, may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation.

The Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating assets determined to be liquid. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restriction concerning senior securities. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for the Fund’s illiquid investment limitations. The Fund will not enter into any swap agreement unless the Advisor believes that the other party to the transaction is creditworthy. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty, or in the case of a credit default swap in which the Fund is selling credit protection, the default of a third party issuer.

The Fund may enter into swap agreements to invest in a market without owning or taking physical custody of the underlying securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker/dealer. The counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks. The Fund will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount.

Swap agreements typically are settled on a net basis (but generally not credit default swaps), which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of a swap agreement or periodically during its term. Other swap agreements, such as credit default swaps, may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation. The Fund will earmark and reserve assets necessary to meet any accrued payment obligations when it is the buyer of a credit default swap. In cases where the Fund is the seller of a credit default swap, if the credit default swap provides for physical settlement, the Fund will be required to earmark and reserve the full notional amount of the credit default swap.

Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to swap agreements is limited to the net amount of payments that the Fund is contractually obligated to make. If a swap counterparty defaults, the Fund’s risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each equity swap will be accrued on a daily basis and an amount of cash or liquid assets, having an aggregate NAV at least equal to such accrued excess will be maintained in a segregated account by the Fund’s custodian. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash of liquid assets, as permitted by applicable law, the Fund and the Advisor believe that these transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Fund’s borrowing restrictions.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments, which are traded in the OTC market. The Advisor, under the supervision of the Board, is responsible for determining and monitoring the liquidity of Fund transactions in swap agreements.

The use of swap agreements, including credit default swaps, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If a counterparty’s creditworthiness declines, the value of the swap would likely decline. Moreover, there is no guarantee that the Fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

U.S. Government Securities

The Fund may invest in U.S. government securities. In addition, the Fund also may enter into short transactions on U.S. government securities. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities such as Fannie Mae, Freddie Mac, the Government National Mortgage Association (“Ginnie Mae”), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation.

Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency, while still other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. While the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae, and Freddie Mac, placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality (the “Senior Preferred Stock Purchase Agreement” or “Agreement”). Under the Agreement, the U.S. Treasury pledged to provide up to $200 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. This was intended to ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. On December 24, 2009, the U.S. Treasury announced that it was amending the Agreement to allow the $200 billion cap on the U.S. Treasury’s funding commitment to increase as necessary to accommodate any cumulative reduction in net worth until 2012. For the period during which these Agreements were in effect, the investments of holders, including the Fund, of mortgage-backed securities and other obligations issued by Fannie Mae and Freddie Mac are protected.

Non-Principal Investment Policies, Techniques and Risk Factors – The investment policies, techniques and risk factors described below are not considered to be principal to the management of the Fund. However, the Fund is permitted to, and may from time to time, engage in the investment activities described below if and when the Advisor determines that such activities will help the Fund to achieve its investment objective. Shareholders will be notified if the Fund’s use of any of the non-principal investment policies, techniques or instruments described below represents a material change in the Fund’s principal investment strategies.

Borrowing

While the Fund does not normally borrow funds for investment purposes, the Fund reserves the right to do so. Borrowing for investment purposes is one form of leverage. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk, but also increases investment opportunity. Because substantially all of the Fund’s assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the net asset value per share (“NAV”) of the Fund will increase more when the Fund’s portfolio assets increase in value and decrease more when the Fund’s portfolio assets decrease in value than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds. Under adverse conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. The Fund may use leverage during periods when the Advisor believes that the Fund’s investment objective would be furthered.

The Fund may also borrow money to facilitate management of the Fund’s portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous. Such borrowing is not for investment purposes and will be repaid by the borrowing Fund promptly. As required by the 1940 Act, the Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If, at any time, the value of the Fund’s assets should fail to meet this 300% coverage test, the Fund, within three days (not including Sundays and holidays), will reduce the amount of the Fund’s borrowings to the extent necessary to meet this 300% coverage requirement. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.

In addition to the foregoing, the Fund is authorized to borrow money as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of the Fund’s total assets. Borrowings for extraordinary or emergency purposes are not subject to the foregoing 300% asset coverage requirement. While the Fund does not anticipate doing so, the Fund is authorized to pledge (i.e., transfer a security interest in) portfolio securities in an amount up to one-third of the value of the Fund’s total assets in connection with any borrowing.

Commercial Paper

Commercial paper is a short-term obligation with a maturity ranging from one to 270 days issued by banks, corporations and other borrowers. Such investments are unsecured and usually discounted. The Fund may invest in commercial paper rated A-1 or A-2 by Standard and Poor’s Ratings Services (“S&P”) or Prime-1 or Prime-2 by Moody’s. See “Appendix A –Description of Ratings” for a description of commercial paper ratings.

Hybrid Instruments

The Fund may invest in hybrid instruments. A hybrid instrument is a type of potentially high-risk derivative that combines a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some security, commodity, currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. An example of a hybrid instrument could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation with the extent to which oil prices exceed a certain predetermined level. Such a hybrid instrument would be a combination of a bond and a call option on oil.

Hybrid instruments can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, and increased total return. Hybrid instruments may not bear interest or pay dividends. The value of a hybrid instrument or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid instrument. Under certain conditions, the redemption value of a hybrid instrument could be zero. Thus, an investment in a hybrid instrument may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of a hybrid instrument also exposes the Fund to the credit risk of the issuer of the hybrid instrument. These risks may cause significant fluctuations in the NAV of the Fund.

Certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities, and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable. The Fund will only invest in commodity-linked hybrid instruments that qualify, under applicable rules of the CFTC, for an exemption from the provisions of the CEA.

Certain issuers of structured products, such as hybrid instruments, may be deemed to be investment companies as defined in the 1940 Act. As a result, the Fund’s investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

Structured Notes. The Fund may invest in structured notes, which are debt obligations that also contain an embedded derivative component with characteristics that adjust the obligation’s risk/return profile. Generally, the performance of a structured note will track that of the underlying debt obligation and the derivative embedded within it. The Fund has the right to receive periodic interest payments from the issuer of the structured notes at an agreed-upon interest rate and a return of the principal at the maturity date.

Structured notes are typically privately negotiated transactions between two or more parties. The Fund bears the risk that the issuer of the structured note will default or become bankrupt which may result in the loss of principal investment and periodic interest payments expected to be received for the duration of its investment in the structured notes.

In the case of structured notes on credit default swaps, the Fund also is subject to the credit risk of the corporate credits underlying the credit default swaps. If one of the underlying corporate credits defaults, the Fund may receive the security that has defaulted, or alternatively a cash settlement may occur, and the Fund’s principal investment in the structured note would be reduced by the corresponding face value of the defaulted security.

The market for structured notes may be, or suddenly can become, illiquid. The other parties to the transaction may be the only investors with sufficient understanding of the derivative to be interested in bidding for it. Changes in liquidity may result in significant, rapid, and unpredictable changes in the prices for structured notes. In certain cases, a market price for a credit-linked security may not be available. The collateral for a structured note may be one or more credit default swaps, which are subject to additional risks. See “Swap Agreements” for a description of additional risks associated with credit default swaps.

Illiquid Securities

The Fund may purchase illiquid securities, including securities that are not readily marketable and securities that are not registered (“restricted securities”) under the Securities Act of 1933 (the “1933 Act”), but which can be offered and sold to “qualified institutional buyers” under Rule 144A under the 1933 Act. The Fund will not invest more than 15% of the Fund’s net assets in illiquid securities. If the percentage of the Fund’s net assets invested in illiquid securities exceeds 15% due to market activity, the Fund will take appropriate measures to reduce its holdings of illiquid securities. The term “illiquid securities” for this purpose means securities that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the securities. Under the current SEC staff guidelines, illiquid securities also are considered to include, among other securities, purchased OTC options, certain cover for OTC options, repurchase agreements with maturities in excess of seven days, and certain securities whose disposition is restricted under the federal securities laws. The Fund may not be able to sell illiquid securities when the Advisor considers it desirable to do so or may have to sell such securities at a price that is lower than the price that could be obtained if the securities were more liquid. In addition, the sale of illiquid securities also may require more time and may result in higher dealer discounts and other selling expenses than does the sale of securities that are not illiquid. Illiquid securities also may be more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in illiquid securities may have an adverse impact on NAV.

Institutional markets for restricted securities have developed as a result of the promulgation of Rule 144A under the 1933 Act, which provides a “safe harbor” from 1933 Act registration requirements for qualifying sales to institutional investors. When Rule 144A restricted securities present an attractive investment opportunity and meet other selection criteria, the Fund may make such investments whether or not such securities are “illiquid” depending on the market that exists for the particular security. The Board of Trustees of the Trust (the “Board”) has delegated the responsibility for determining the liquidity of Rule 144A restricted securities that the Fund may invest in to the Advisor.

Lending of Portfolio Securities

The Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Fund’s Board. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). The Fund will not lend portfolio securities to the Advisor or its affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. The Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Fund’s securities lending agent. By lending its securities, the Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral.

The Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund generally must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund’s administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon the Fund’s ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

Reverse Repurchase Agreements

While neither Fund anticipates investing in reverse repurchase agreements, the Fund may use reverse repurchase agreements to further its investment strategy. Reverse repurchase agreements involve sales by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while the Fund will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Opportunities to achieve this advantage may not always be available, and the Fund intends to use the reverse repurchase technique only when it will be advantageous to the Fund. The Fund will establish a segregated account with the Trust’s custodian bank in which it will maintain cash or cash equivalents or other portfolio securities equal in value to the Fund’s obligations in respect of reverse repurchase agreements. While there is no limit on the percentage of Fund assets that may be used in connection with reverse repurchase agreements, the Fund does not expect to engage, under normal circumstances, in reverse repurchase agreements with respect to more than 33 1/3% of its assets.

When-Issued and Delayed-Delivery Securities

The Fund, from time to time, in the ordinary course of business, may purchase securities on a when-issued or delayed-delivery basis (i.e., delivery and payment can take place between a month and 120 days after the date of the transaction). These securities are subject to market fluctuation and no interest accrues to the purchaser during this period. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the Fund will record the transaction and thereafter reflect the value of the securities, each day, in determining the Fund’s NAV. The Fund will not purchase securities on a when-issued or delayed-delivery basis if, as a result, more than 15% of the Fund’s net assets would be so invested. At the time of delivery of the securities, the value of the securities may be more or less than the purchase price. The Fund will also establish a segregated account with its custodian bank in which the Fund will maintain cash or liquid securities equal to or greater in value than the Fund’s purchase commitments for such when-issued or delayed-delivery securities. The Trust does not believe that the Fund’s NAV or income will be adversely affected by the Fund’s purchase of securities on a when-issued or delayed-delivery basis.

Zero Coupon Bonds

The Fund may invest in U.S. Treasury zero-coupon bonds. These securities are U.S. Treasury bonds which have been stripped of their unmatured interest coupons, the coupons themselves, and receipts or certificates representing interests in such stripped debt obligations and coupons. Interest is not paid in cash during the term of these securities, but is accrued and paid at maturity. Such obligations have greater price volatility than coupon obligations and other normal interest-paying securities, and the value of zero coupon securities reacts more quickly to changes in interest rates than do coupon bonds. Because dividend income is accrued throughout the term of the zero coupon obligation, but is not actually received until maturity, the Fund may have to sell other securities to pay said accrued dividends prior to maturity of the zero coupon obligation. Unlike regular U.S. Treasury bonds which pay semi-annual interest, U.S. Treasury zero coupon bonds do not generate semi-annual coupon payments. Instead, zero coupon bonds are purchased at a substantial discount from the maturity value of such securities, the discount reflecting the current value of the deferred interest; this discount is amortized as interest income over the life of the security, and is taxable even though there is no cash return until maturity. Zero coupon U.S. Treasury issues originally were created by government bond dealers who bought U.S. Treasury bonds and issued receipts representing an ownership interest in the interest coupons or in the principal portion of the bonds. Subsequently, the U.S. Treasury began directly issuing zero coupon bonds with the introduction of “Separate Trading of Registered Interest and Principal of Securities” (or “STRIPS”). While zero coupon bonds eliminate the reinvestment risk of regular coupon issues, that is, the risk of subsequently investing the periodic interest payments at a lower rate than that of the security held, zero coupon bonds fluctuate much more sharply than regular coupon-bearing bonds. Thus, when interest rates rise, the value of zero coupon bonds will decrease to a greater extent than will the value of regular bonds having the same interest rate.

SPECIAL CONSIDERATIONS REGARDING THE USE OF LEVERAGED INVESTMENT STRATEGIES

Leverage. The Fund will regularly invest in financial instruments that give rise to leverage as part of its principal investment strategy. While the Fund may borrow or use other forms of leverage for investment purposes, the Fund derives its leveraged exposure primarily through the use of derivatives that give rise to leverage. Utilization of leverage involves special risks and should be considered speculative. Leverage exists when a fund achieves the right to a return on a capital base that exceeds the amount the fund has invested. Leverage creates the potential for greater gains to shareholders of the Fund during favorable market conditions and the risk of magnified losses during adverse market conditions. Leverage should cause higher volatility of the NAVs of the shares of the Fund. Leverage may involve the creation of a liability that does not entail any interest costs or the creation of a liability that requires the Fund to pay interest, which would decrease the Fund’s total returns to shareholders. If the Fund achieves its investment objective, during adverse market conditions, shareholders should experience a loss greater than they would have incurred had the Fund not been leveraged.

INVESTMENT RESTRICTIONS

Fundamental Policies

The following investment limitations are fundamental policies of the Fund, and cannot be changed with respect to the Fund without the consent of the holders of a majority of the Fund’s outstanding shares. The term “majority of the outstanding shares” means the vote of (i) 67% or more of the Fund’s shares present at a meeting, if more than 50% of the outstanding shares of that Fund are present or represented by proxy, or (ii) more than 50% of that Fund’s outstanding shares, whichever is less.

The Fund shall not:

1.	Borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction from time to time.

2.

Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

3.	Purchase or sell real estate, physical commodities, or commodities contracts, except that the Fund may purchase: (i) marketable securities issued by companies which own or invest in real estate (including real estate investment trusts), commodities, or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as futures contracts on commodities or commodity contracts, options on futures contracts on commodities or commodity contracts, foreign currency forward contracts, foreign currency options, or any interest rate, securities-related or foreign currency-related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.

4.	Purchase or sell real estate, except that the Fund may purchase marketable securities issued by companies which own or invest in real estate (including real estate investment trusts).

5.	Issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation or order of the SEC.

6.	Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

7.	Invest in interests in oil, gas, or other mineral exploration or development programs and oil, gas or mineral leases.

8.

Invest 25% or more of the value of the Fund’s total assets in the securities of one or more issuers conducting their principal business activities in the same industry[1]. This limitation does not apply to investments or obligations of the U.S. government or any of its agencies or instrumentalities, or shares of investment companies.

Non-Fundamental Policies

The following investment limitations are non-fundamental policies of the Fund and may be changed with respect to the Fund by the Board.

The Fund may not:

1.	Invest in warrants.

2.	Invest in real estate limited partnerships.

3.	Invest in mineral leases.

4.	Acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(G) or (F), if such Fund is an Asset Allocation Underlying

[1]

The Fund will not invest 25% or more of the value of its total assets in the shares of one or more investment companies with an affirmative investment policy to invest 25% or more of its assets in the securities of one or more issuers conducting their principal business activities in the same industry, as disclosed in its then-current registration statement.

Fund or an Alternative Strategies Allocation Underlying Fund (the Asset Allocation Funds and Alternative Strategies Allocation Underlying Funds, which are funds of funds, are described in a separate Statement of Additional Information dated August 1, 2011, as revised November 30, 2011, and as may be amended from time to time).

5.	Pledge, mortgage or hypothecate assets except to secure borrowings permitted by Fundamental Policy No. 1 above, or related to the deposit of assets in escrow or the posting of collateral in segregated accounts in compliance with the SEC’s position regarding the asset segregation requirements imposed by Section 18 of the 1940 Act.

6.	Purchase securities on margin or effect short sales, except that the Fund may (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (iii) make short sales “against the box” or in compliance with the SEC’s position regarding the asset segregation requirements imposed by Section 18 of the 1940 Act.

7.	Invest its assets in securities of any investment company, except as permitted by the 1940 Act or any rule, regulation or order of the SEC.

8.	Purchase or hold illiquid securities, i.e., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

9.	Change its investment strategy to invest at least 80% of its net assets, plus any borrowings for investment purposes, in “managed futures,” which include equity-linked, commodity-linked, currency-linked and financial-linked instruments, as well as U.S. government securities and money market instruments, that taken together have economic characteristics similar or equivalent to those of the listed commodity, currency and financial futures contracts, without 60 days’ prior notice to shareholders.

With respect to both the fundamental and non-fundamental policies of the Fund, the foregoing percentages: (i) are based on total assets (except for the limitation on illiquid securities, which is based on net assets); (ii) will apply at the time of the purchase of a security; and (iii) shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of a purchase of such security, except for the fundamental limitation on borrowing described in paragraph 1 above under the heading “Fundamental Policies” and the non-fundamental limitation on illiquid securities described in paragraph 8 above, under the heading “Non-Fundamental Policies.” The Subsidiary will also follow the Fund’s fundamental and non-fundamental investment restrictions, described above, except for the non-fundamental policy set forth in paragraph 9, with respect to its investments.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Brokerage Transactions. Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer’s markup or reflect a dealer’s markdown. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer’s markup or reflect a dealer’s markdown. When the Fund executes transactions in the OTC market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Advisor may place a combined order, often referred to as “bunching,” for two or more accounts it manages, including the Fund, engaged in the purchase or sale of the same security or other instrument if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or Fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Fund may obtain, it is the opinion of the Advisor and the Trust’s Board that the advantages of combined orders outweigh the possible disadvantages of separate transactions. In addition, in some instances the Fund effecting the larger portion of a combined order may not benefit to the same extent as participants effecting smaller portions of the combined order. Nonetheless, the Advisor believes that the ability of the Fund to participate in higher volume transactions generally will be beneficial to the Fund.

Brokerage Selection. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Advisor may select a broker based upon brokerage or research services provided to the Advisor. The Advisor may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”) permits the Advisor, under certain circumstances, to cause the Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Advisor may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Advisor believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to the Fund.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Advisor might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Advisor may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Advisor will be in addition to and not in lieu of the services required to be performed by the Advisor under the Advisory Agreement (as defined below). Any advisory or other fees paid to the Advisor are not reduced as a result of the receipt of research services.

In some cases the Advisor may receive a service from a broker that has both a “research” and a “non-research” use. When this occurs, the Advisor makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Advisor will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Advisor faces a potential conflict of interest, but the Advisor believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to its research and non-research uses.

From time to time, the Fund may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Advisor with research services. The Financial Industry Regulatory Authority (“FINRA”) has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research “credits” in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e) of the 1934 Act.

Brokerage with Fund Affiliates. The Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of the Fund, the Advisor or Rydex Distributors, LLC (the “Distributor”), the distributor of the Fund’s shares, for a commission in conformity with the 1940 Act, the 1934 Act and the rules promulgated by the SEC. In such instances, the placement of orders with such brokers would be consistent with the Fund’s objective of obtaining best execution and would not be dependent upon the fact that the broker is an affiliate of the Fund, the Advisor or the Distributor. With respect to orders placed with the broker for execution on a securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company, or any affiliated person of such person to receive a brokerage commission from such registered company provided that such commission is fair and reasonable compared to the commission received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The members of the Board, including those who are not “interested persons” of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

Securities of “Regular Broker-Dealers.” The Fund is required to identify any securities of its “regular brokers and dealers” (as such term is defined in the 1940 Act) which the Fund may hold at the close of its most recent fiscal year. “Regular brokers or dealers” of the Trust are the ten brokers or dealers that, during the most recent fiscal year, (i) received the greatest dollar amounts of brokerage commissions from the Trust’s portfolio transactions, (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Trust, or (iii) sold the largest dollar amounts of the Trust’s shares. Because the Fund is new, it does not have any securities of “regular broker-dealers” to report.

MANAGEMENT OF THE TRUST

Board Responsibilities. The management and affairs of the Trust are overseen by the Board under the laws of the State of Delaware and the 1940 Act. The Board is responsible for overseeing the management and affairs of the Fund and the Trust’s other funds, which are not described in this SAI. The Board has considered and approved contracts, as described below, under which certain companies provide essential management and administrative services to the Trust. Like most mutual funds, the day-to-day business of the Trust, including the day-to-day management of risk, is performed by third-party service providers, such as the Advisor, Distributor, and Rydex Fund Services, LLC (the “Servicer”). The Board is responsible for generally overseeing the Trust’s service providers. The Board has formed a Risk Oversight Committee to focus, in part, on the oversight of the risk management performed by the Trust’s service providers. Risk management seeks to identify and eliminate or mitigate the potential effects of risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Trust or Fund. Under the oversight of the Board, the Risk Oversight Committee, and the Audit Committee (discussed in more detail below), the service providers to the Fund employ a variety of processes, procedures and controls to identify risks relevant to the operations of the Trust and the Fund to lessen the probability of the occurrence of such risks and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust’s operations and, consequently, for managing the risks associated with that activity. The Board periodically emphasizes to the Fund’s service providers the importance of consistent and vigorous risk management.

The Board’s role in risk management oversight begins before the inception of each fund, at which time the fund’s primary service providers present the Board with information concerning the investment objectives, strategies and risks of the fund as well as proposed investment limitations for the fund. Additionally, the fund’s Advisor provides the Board with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board oversees the risk management of the fund’s operations, in part, by requesting periodic reports from and otherwise communicating with various personnel of the fund and its service providers, including in particular the Trust’s Chief Compliance Officer and the fund’s independent accountants. The Board, the Risk Oversight Committee, and, with respect to identified risks that relate to its scope of expertise, the Audit Committee oversee efforts by management and service providers to manage risks to which the fund may be exposed.

The Board is responsible for overseeing the nature, extent and quality of the services provided to the Fund by the Advisor and receives information about those services at its regular meetings. In addition, on an annual basis, in connection with its consideration of whether to renew the Advisory Agreement with the Advisor, the Board meets with the Advisor to review such services. Among other things, the Board regularly considers the Advisor’s adherence to the Fund’s investment restrictions and compliance with Fund policies and procedures and with applicable securities regulations. The Board also reviews information about the Fund’s investments, including, for example, portfolio holdings schedules and reports on the Advisor’s use of higher-risk financial instruments, such as derivatives, in managing the Fund, if any, as well as reports on the Fund’s investments in other investment companies, if any. The Trust’s Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues and Fund and Advisor risk assessments. At least annually, the Trust’s Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the Advisor. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives periodic reports from the Fund’s service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. The Advisor’s Valuation and Credit Review Committees, in particular, make regular reports to the Board concerning investments for which market quotations are not readily available or as otherwise required in accordance with the 1940 Act or the Trust’s valuation procedures and the creditworthiness of investment counterparties, respectively. Annually, the Trust’s independent registered public accounting firm reviews with the Audit Committee its audit of the Fund’s financial statements, focusing on major areas of risk encountered by the Fund and noting any significant deficiencies or material weaknesses in the Fund’s internal controls. Additionally, in connection with its oversight function, the Board oversees Fund management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Trust’s internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust’s financial reporting and the preparation of the Trust’s financial statements.

From their review of these reports and discussions with the Advisor, Chief Compliance Officer, independent registered public accounting firm, and other service providers, the Board, the Risk Oversight Committee, and the Audit Committee learn in detail about any material risks associated with the Fund, thereby facilitating a dialogue about how each of the service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, despite the periodic reports the Board receives, it may not be made aware of all of the relevant information of a particular risk. Most of the Fund’s investment management and business affairs are carried out by or through the Fund’s Advisor and other service providers each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Fund’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to limitations.

Members of the Board and Officers of the Trust. Set forth below are the names, ages, position with the Trust, term of office, and the principal occupations for a minimum of the last five years of each of the persons currently serving as members of the Board and as Executive Officers of the Trust. Also included below is the term of office for each of the Executive Officers of the Trust. The members of the Board serve as Trustees for the life of the Trust or until retirement, removal, or their office is terminated pursuant to the Trust’s Declaration of Trust. Unless otherwise noted, the business address of each Trustee and Officer is 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850.

The Chairman of the Board, John O. Demaret, is not an interested person, as that term is defined by the 1940 Act, of the Fund and is an “independent Trustee.” The Trust has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Trust made this determination in consideration of, among other things, the fact that the Chairman of the Board is an independent Trustee; only one member of the eight-member Board is an interested Trustee; the fact that the chairperson of each Committee of the Board is an independent Trustee; and the amount of assets under management in the Trust, and the number of Funds (and classes of shares) overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the independent Trustees from Fund management.

Name, Address and Age of Trustee/Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Officer**	Other Directorships Held by Trustee
Interested Trustees

Donald C. Cacciapaglia* (60)	Trustee from 2012 to present	Security Investors, LLC: President and CEO from April 2012 to present; Guggenheim Investments: President and Chief Administrative Officer from February 2010 to present; Channel Capital Group Inc.: Chairman and CEO from April 2002 to February 2010	159	None

Name, Address and Age of Trustee/Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Officer**	Other Directorships Held by Trustee
Independent Trustees

Corey A. Colehour (66)	Trustee from 1993 to present; and Member of the Audit and Governance and Nominating Committees from 1995 to present	Retired; President and Senior Vice President of Schield Management Company (registered investment adviser) from 2003 to 2006	159	None

J. Kenneth Dalton (71)	Trustee from 1995 to present; Member of the Governance and Nominating Committees from 1995 to present; Chairman of the Audit Committee from 1997 to present; and Member of the Risk Oversight Committee from 2010 to present	Retired	159	Trustee of Epiphany Funds since 2009

John O. Demaret (72)	Trustee from 1997 to present; Chairman of the Board from 2006 to present; Member of the Audit Committee from 1997 to present; and Member of the Risk Oversight Committee from 2010 to present	Retired	159	None

Werner E. Keller (71)	Vice Chairman of the Board of Trustees from 2010 to present; Trustee and Member of the Audit and Governance and Nominating Committees from 2005 to present; and Chairman and Member of the Risk Oversight Committee from 2010 to present	Founder and President of Keller Partners, LLC (investment research firm) from 2005 to present; and Retired from 2001 to 2005	159	None

Thomas F. Lydon, Jr. (52)	Trustee and Member of the Audit, Governance and Nominating Committees from 2005 to present.	President of Global Trends Investments (registered investment adviser) from 1996 to present	159	Board of Directors of US Global Investors (GROW) since April 1995

Name, Address and Age of Trustee/Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Officer**	Other Directorships Held by Trustee
Patrick T. McCarville (69)	Trustee from 1997 to present; Chairman of the Governance and Nominating Committees from 1997 to present; and Member of the Audit Committee from 1997 to present.	Retired. Chief Executive Officer of Par Industries, Inc., d/b/a Par Leasing from 1977 to 2010	159	None

Roger Somers (67)	Trustee from 1993 to present; and Member of the Audit and Governance and Nominating Committees from 1995 to present.	Founder and Chief Executive Officer of Arrow Limousine from 1965 to present	159	None

Officers

Donald C. Cacciapaglia (60)	President from 2012 to present	Security Investors, LLC: President and CEO from April 2012 to present; Guggenheim Investments: President and Chief Administrative Officer from February 2010 to present; Channel Capital Group Inc.: Chairman and CEO from April 2002 to February 2010	159	None

Michael P. Byrum (41)	Vice President from 1999 to present; Trustee from 2005 to 2009

Current: President, Security Benefit Asset Management Holdings, LLC; Senior Vice President, Security Investors, LLC; President & Chief Investment Officer, Rydex Holdings, LLC; Director & Chairman of the Board, Advisor Research Center, Inc.; and Manager, Rydex Specialized Products, LLC.

Previous: Rydex Distributors, LLC (f/k/a Rydex Distributors, Inc.), Vice President (2009); Rydex Fund Services, LLC, Director (2009-2010), Secretary (2002-2010), Executive Vice President (2002-2006); Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.), Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010); Secretary (2002-2010); Rydex Advisors II, LLC (f/k/a PADCO Advisors II, Inc.), Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010), Secretary (2002-2010); Rydex Capital Partners, LLC, (President & Secretary 2003-2007); Rydex Capital Partners II, LLC, (2003-2007); Rydex Holdings, LLC (f/k/a Rydex Holdings, Inc.), Secretary 2005-2008), Executive Vice President (2005-2006); Advisor Research Center, Inc., Secretary (2006-2009), Executive Vice President (2006); and Rydex Specialized Products, LLC, Secretary (2005-2008).

			159	Not Applicable

Name, Address and Age of Trustee/Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Officer**	Other Directorships Held by Trustee
Nick Bonos (48)	Vice President and Treasurer from 2003 to present.

Current: Senior Vice President, Security Investors, LLC; Chief Executive Officer & Manager, Rydex Specialized Products, LLC; Chief Executive Officer & President, Rydex Fund Services, LLC; Vice President, Rydex Holdings, LLC; Treasurer, SBL Fund; Security Equity Fund; Security Income Fund; Security Large Cap Value Fund & Security Mid Cap Growth Fund; and Vice President, Security Benefit Asset Management Holdings, LLC.

Previous: Security Global Investors, LLC, Senior Vice President (2010-2011); Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.) Senior Vice President (2006-2011); Rydex Fund Services, LLC (f/k/a Rydex Fund Services, Inc.), Director (2009) & Senior Vice President (2003-2006); and Rydex Specialized Products, LLC, Chief Financial Officer (2005-2009).

			159	Not Applicable

Elisabeth Miller (43)	Chief Compliance Officer from 2012 to present.	Current: Chief Compliance Officer, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust, Rydex ETF Trust, Security Equity Fund, Security Income Fund, Security Large Cap Value Fund, Security Mid Cap Growth Fund, SBL Fund, Security Investors, LLC, and Rydex Distributors, LLC Previous: Senior Manager, Security Investors, LLC and Rydex Distributors, LLC (2004-2009).	159	Not Applicable

Joseph M. Arruda (45)	Assistant Treasurer from 2006 to present.	Current: Assistant Treasurer, SBL Fund; Security Equity Fund; Security Income Fund; Security Large Cap Value Fund & Security Mid Cap Growth Fund; Vice President, Security Investors, LLC; and Chief Financial Officer & Manager, Rydex Specialized Products, LLC. Previous: Security Global Investors, LLC, Vice President (2010-2011); and Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.) & Rydex Advisors II, LLC (f/ka/ PADCO Advisors II, Inc.), Vice President (2004-2011).	159	Not Applicable

Name, Address and Age of Trustee/Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Officer**	Other Directorships Held by Trustee
Amy J. Lee (50)	Vice President and Assistant Secretary from 2009 to present

Current: Senior Vice President & Secretary, Security Investors, LLC; Secretary & Chief Compliance Officer, Security Distributors, Inc.; Vice President, Associate General Counsel & Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation; Associate General Counsel, First Security Benefit Life Insurance and Annuity of New York; Vice President & Secretary, SBL Fund; Security Equity Fund; Security Income Fund; Security Large Cap Value Fund & Security Mid Cap Growth Fund; Vice President & Secretary, Rydex Holdings, LLC Secretary, Advisor Research Center, Inc., Rydex Specialized Products, LLC, Rydex Distributors, LLC and Rydex Fund Services, LLC; and Assistant Secretary, Security Benefit Clinic and Hospital

Previous: Security Global Investors, LLC, Senior Vice President & Secretary (2007-2011); Rydex Advisors, LLC (f/ka/ PADCO Advisors, Inc.) & Rydex Advisors II, LLC (f/k/a PADCO Advisors II, Inc.), Senior Vice President & Secretary (2010-2011); and Brecek & Young Advisors, Inc., Director (2004-2008).

			159	Not Applicable

*	Mr. Cacciapaglia is an “interested” person of the Trust, as that term is defined in the 1940 Act by virtue of his affiliation with the Advisor’s parent company.
**	The “Fund Complex” consists of the Trust, Rydex ETF Trust, Rydex Dynamic Funds and Rydex Variable Trust.

Board Standing Committees. The Board has established the following standing committees:

Audit Committee. The Board has a standing Audit Committee that is composed of each of the independent trustees of the Trust. The Audit Committee operates pursuant to a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as the Trust’s independent registered public accounting firm and whether to terminate this relationship; reviewing the independent registered public accounting firm’s compensation, the proposed scope and terms of its engagement, and the firm’s independence; serving as a channel of communication between the independent registered public accounting firm and the Board; reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm’s opinion, any related management letter, management’s responses to recommendations made by the independent registered public accounting firm in connection with the audit, if any, reports submitted to the Committee by the Trust’s service providers that are material to the Trust as a whole, and management’s responses to any such reports; reviewing the Trust’s audited financial statements and considering any significant disputes between the Trust’s management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; considering, in consultation with the independent registered public accounting firm and the Trust’s senior internal accounting executive, the independent registered public accounting firm’s report on the adequacy of the Trust’s internal financial controls; reviewing, in consultation with the Trust’s independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when auditing the Trust’s financial statements; and other audit related matters. Messrs. Colehour, Dalton, Demaret, Keller, Lydon, McCarville and Somers serve as members of the Audit Committee. The Audit Committee met four (4) times during the most recently completed fiscal year.

Governance Committee. The Board has a standing Governance Committee that operates under a written charter approved by the Board. The role of the Governance Committee is to assist the Board in assuring the effective governance of the Trust, including: (i) monitoring and making recommendations regarding committees of the Board, including the responsibilities of those committees as reflected in written committee charters, and committee assignments; (ii) making recommendations regarding the term limits and retirement policies applicable to the Independent Trustees of the Trust; (iii) considering and making recommendations to the Board concerning the compensation of the Independent Trustees, the Independent Chairman of the Board, including any special compensation for serving as chairman of a member of a committee of the Board, and expense reimbursement policies applicable to the Independent Trustees; (iv) periodically reviewing and making recommendations regarding the size and composition of the Board, including recommendations to the Board concerning the need to increase or decrease the size of the Board or to add individuals with special knowledge, skill sets or backgrounds to the Board; (v) overseeing the orientation and education processes for new Independent Trustees and continuing education of incumbent Independent Trustees; (vi) monitoring the independence and performance of legal counsel to the Independent Trustees and making recommendations to the Independent Trustees regarding the selection of independent counsel to the Independent Trustees; (vii) overseeing the process regarding the Board’s periodic self-assessments and making recommendations to the Board concerning that process; and (viii) making recommendations to the Board concerning all other matters pertaining to the functioning of the Board and committees of the Board and pertaining generally to the governance of the Trust. Messrs. Keller, Lydon, and McCarville serve as members of the Governance Committee. The Governance Committee met once during the most recently completed fiscal year.

Nominating Committee. The Board has a separate standing Nominating Committee that operates under a written charter approved by the Board. The role of the Nominating Committee is to identify, evaluate and nominate individuals to serve as trustees of the Trust including, shareholder recommendations for nominations to fill vacancies on the Board. The Nominating Committee does not currently have specific procedures in place to consider nominees recommended by shareholders, but would consider such nominees if submitted in accordance with Rule 14a-8 of the 1934 Act in conjunction with a shareholder meeting to consider the election of Board members. Messrs. Keller, Lydon, and McCarville serve as members of the Nominating Committee. The Nominating Committee did not meet during the most recently completed fiscal year.

Risk Oversight Committee. The Board has a separate standing Risk Oversight Committee that operates under a written charter approved by the Board. The role of the Risk Oversight Committee is to assist the Board in fulfilling its responsibility to oversee risk management activities applicable to the Fund, including systems failure, disaster recovery, business continuity and other operational risks; counterparty credit, liquidity, valuation, leverage and other market and investment risks; and legal and compliance risks. Messrs. Demaret, Keller, and Dalton, serve as members of the Risk Oversight Committee. The Risk Oversight Committee met three (3) times during the most recently completed fiscal year.

Individual Trustee Qualifications. The Trust has concluded that each of the Trustees should serve on the Board because of their ability to review and understand information about the Trust and the Fund provided to them by management; to identify and request other information they may deem relevant to the performance of their duties; to question management and other service providers regarding material factors bearing on the management and administration of the Fund; and to exercise their business judgment in a manner that serves the best interests of the Fund’s shareholders. The Trust has concluded that each of the Trustees should serve as a Trustee based on their own experience, qualifications, attributes and skills as described below.

The Board has concluded that Donald C. Cacciapaglia should serve as Trustee because of his prior experience working in the investment banking and financial services industries. He is President and Chief Operating Officer of the Advisor and Guggenheim’s investment management business. Most recently he was Chairman and CEO of Channel Capital Group Inc. and its subsidiary broker-dealer Channel Capital Group LLC, a Guggenheim affiliated company. From 1996 until 2002 when he joined Channel Capital Group, Mr. Cacciapaglia held the position of Managing Director and Chief Operating Officer of the Investment Banking Group at PaineWebber. Additionally, in 1998, he started PaineWebber’s Private Equity Group and assumed responsibility for the coverage of Leveraged Buyout firms and the Investment Bank’s Business Development Group. Before that, Mr. Cacciapaglia was Chief Operating Officer of the Short and Intermediate Trading Group at CS First Boston (1995-1996). From 1977 to 1995, he held numerous positions at Merrill Lynch & Co., including Chief Operating Officer and Senior Managing Director of Investment Banking, Senior Managing Director of Global Fixed Income Research and Analytics and Managing Director of the Western Institutional Region for sales and trading in San Francisco. Mr. Cacciapaglia was a Senior Analyst with the Federal Reserve Bank of New York from 1973-1977. Licenses: Series 7, 63, 8, 3 and 24.

The Trust has concluded that Corey A. Colehour should serve as Trustee because of the experience he has gained as a Trustee of the Trust since 1993 and his prior experience working in the financial services industry. Mr. Colehour also has served as a member of the Audit, Nominating and Governance Committees since 1995. In addition to his experience as a Trustee for the Fund and his extensive institutional knowledge of the Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Rydex ETF Trust, Mr. Colehour acquired valuable knowledge about the operations of a registered investment adviser in his role as President and Senior Vice-President of Schield Management Company, an SEC registered investment adviser. Mr. Colehour’s significant tenure as a Trustee and his extensive knowledge of the financial services industry qualify Mr. Colehour to serve as Trustee of the Fund.

The Trust has concluded that J. Kenneth Dalton should serve as Trustee because of his role as a Trustee of the Trust since 1995 and his extensive knowledge of the banking and financial services industry. Mr. Dalton also has served as a member and Chairman of the Audit Committee since 1997 and a member of the Nominating and Governance Committees since 1995 and as a member of the Risk Oversight Committee since 2010. The expertise Mr. Dalton developed during his more than twenty-nine (29) years in the mortgage and banking industries, including positions as President of CRAM Mortgage Service, Inc. and as the founder of the Dalton Group, a mortgage banking consulting firm, serves as a valuable resource for the Board when evaluating certain of the Fund’s investments and the conditions of the banking and mortgage industries in general, and complements the other Trustees’ areas of expertise. Mr. Dalton’s service as a trustee for another mutual fund company also provides invaluable experience and perspective to the Board and has contributed to Mr. Dalton’s knowledge of the mutual fund business.

The Trust has concluded that John O. Demaret should serve as Trustee and Chairman of the Board because of the experience he has gained as a Trustee of the Trust since 1997 and his experience as Chairman of the Board since 2006. Mr. Demaret also has served as a member of the Audit Committee since 1997 and member of the Risk Oversight Committee since 2010. As Chairman of the Board, Mr. Demaret has experience working with all of the Trustees, Officers and management to effectively lead and communicate with the Board. In addition to his experience as a Trustee for the Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Rydex ETF Trust, Mr. Demaret also was Founder and CEO of Health Costs Controls America and served as General Counsel of the Chicago Transit Authority, and as a senior partner in a private legal practice. Based on his prior work experience and his experience serving as a Trustee and Chairman of the Board, Mr. Demaret has extensive knowledge of the mutual fund business and financial services industry.

The Trust has concluded that Werner E. Keller, CFA should serve as Trustee because of the experience he has gained as a Trustee of the Trust since 2005 and his prior experience working in the financial services industry. Mr. Keller also has served as a member of the Audit, Governance and Nominating Committees since 2005. In addition, Mr. Keller has served as the Chairman of the Risk Oversight Committee since 2010. Mr. Keller serves as the Financial Expert of the Audit Committee. In addition to his experience as a Trustee for the Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Rydex ETF Trust, Mr. Keller acquired understanding about the operations of a registered investment adviser during his tenure as Founder and President of Centurion Capital Management, an SEC-registered investment adviser. He also held the position of Director of Research for three NYSE member firms and taught courses in portfolio management and investment analysis at UCLA Extension. In addition, he has published several academic articles on quantitative investment topics. Mr. Keller’s service as a Trustee for five years, specialized prior work experience, and knowledge of the financial services industry and mutual fund business qualify Mr. Keller to serve as a Trustee of the Fund.

The Trust has concluded that Thomas F. Lydon should serve as Trustee because of the experience he has gained as a Trustee of the Trust since 2005 and his prior work experience in the financial services industry. Mr. Lydon also has served as a member of the Audit, Governance and Nominating Committees since 2005. In addition to his experience as a Trustee for the Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Rydex ETF Trust, Mr. Lydon is currently President of Global Trends Investments, an SEC registered investment adviser, where he has served since 1996. Mr. Lydon has also served on the board of U.S. Global Investors, Inc. (GROW), the investment adviser and transfer agent to thirteen open-end investment companies, since April 1995, and is the editor of ETF Trends, a website specializing in daily news and commentary about the ETF industry. He has also authored two books about ETFs. Based on his experience as a Trustee for five years, his experience serving on another board, and his related work experience, Mr. Lydon has extensive knowledge of the mutual fund business and the financial services industry.

The Trust has concluded that Patrick T. McCarville should serve as Trustee because of the experience and institutional knowledge he has gained in his role as Trustee of the Trust since 1997. Mr. McCarville also has served as a member of the Audit Committee since 1997 and as the Chairman of the Governance and Nominating Committees since 1997. Mr. McCarville contributes a wealth of business and management experience to the Board having founded Par Industries, Inc., a well-established equipment leasing business, and serving as its Chief Executive Officer for more than thirty years. Mr. McCarville continues to be active in the manufacturing industry and serves as a Director of Tomco Equipment Co., a manufacturer of cylinders for CO2 distribution. Based on his extensive business experience and experience serving as a Trustee, Mr. McCarville has extensive knowledge of the financial services industry.

The Trust has concluded that Roger Somers should serve as Trustee because of the experience and institutional knowledge he has gained in his role as Trustee of the Trust since 1993. Mr. Somers also has served as a member of the Audit Committee since 2003 and member of the Governance and Nominating Committees since 1995. Mr. Somers has extensive business experience as the founder and president of a transportation company. Due to his business experience and experience serving as a Trustee of Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Rydex ETF Trust, Mr. Somers is very knowledgeable about the financial services industry.

Fund Shares Owned by Board Members. The following table shows the dollar amount range of each Trustee’s “beneficial ownership” of shares of the Fund and each of the funds included in Rydex Series Fund, Rydex Dynamic Funds, Rydex Variable Trust and Rydex ETF Trust as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. As of the date of this SAI, the Trustees and the officers of the Trust own less than 1% of the outstanding shares of the Trust.

Name	Fund Name	Dollar Range of Fund Shares [1]	Aggregate Dollar Range of Shares in Fund Complex Overseen by Trustee [1,2]
Interested Trustees

Donald C. Cacciapaglia	Global Managed Futures Strategy Fund	None	None

Independent Trustees

Corey A. Colehour	Global Managed Futures Strategy Fund	None	$50,001 - $100,000
J. Kenneth Dalton	Global Managed Futures Strategy Fund	None	$10,001 - $50,000
John O. Demaret	Global Managed Futures Strategy Fund	None	$50,001 - $100,000
Thomas F. Lydon, Jr.	Global Managed Futures Strategy Fund	None	None
Werner E. Keller	Global Managed Futures Strategy Fund	None	Over $100,000
Patrick T. McCarville	Global Managed Futures Strategy Fund	None	$50,001 - $100,000
Roger J. Somers	Global Managed Futures Strategy Fund	None	Over $100,000

1	Information provided is as of December 31, 2011.
2	Includes the Trust, Rydex Dynamic Funds, Rydex Variable Trust and Rydex ETF Trust.

Board Compensation. – The following table sets forth compensation paid by the Trust for the fiscal year ended December 31, 2011:

Name of Trustee	Aggregate Compensation From Trust	Pension or Retirement Benefits Accrued as Part of Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund Complex[1]
Interested Trustees

Donald C. Cacciapaglia[2]	$0	$0	$0	$0

Independent Trustees

Corey A. Colehour	$77,700	$0	$0	$170,000
J. Kenneth Dalton	$83,800	$0	$0	$182,000

Name of Trustee	Aggregate Compensation From Trust	Pension or Retirement Benefits Accrued as Part of Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund Complex1
John O. Demaret	$97,500	$0	$0	$210,000
Patrick T. McCarville	$80,700	$0	$0	$176,000
Roger J. Somers	$77,700	$0	$0	$170,000
Werner E. Keller	$80,700	$0	$0	$176,000
Thomas F. Lydon, Jr.	$77,700	$0	$0	$170,000

1	Represents total compensation for service as Trustee of the Trust, Rydex Dynamic Funds, Rydex Variable Trust, and Rydex ETF Trust.
2	Mr. Cacciapaglia was appointed to the Board on September 16, 2011 and subsequently approved by shareholders of the Fund.

Code of Ethics

The Board has adopted a Combined Code of Ethics (the “Code of Ethics”) pursuant to Rule 17j-1 under the 1940 Act. The Advisor, Servicer and Distributor are also covered by the Code of Ethics. The Code of Ethics applies to the personal investing activities of the Trustees, and the directors, officers and certain employees (“access persons”) of the Advisor, Servicer, and Distributor. Rule 17j-1 and the Code of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under the Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in private placements and are prohibited from investing in initial public offerings. The Code of Ethics is on file with the SEC, and is available to the public.

Proxy Voting

The Board has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Advisor. When voting proxies, the Advisor seeks to act solely in the best interest of the Fund and has adopted proxy policies, procedures and voting guidelines to assist in this endeavor. The Advisor’s proxy voting policies, procedures and voting guidelines are summarized below.

The Advisor utilizes the services of an outside proxy voting firm, ISS/RiskMetrics (“ISS”), to vote proxies and generally act as agent for the proxy process, to maintain proxy voting records, and to provide independent research on corporate governance, proxy and corporate responsibility issues. With certain exceptions, ISS will vote proxies on behalf of the Advisor and the Fund in accordance with the Advisor’s proxy voting guidelines. The Advisor periodically reviews its proxy voting guidelines and updates them as necessary to reflect new issues and any changes in its policies on specific issues.

A proxy may not be voted in accordance with the proxy voting guidelines if (i) it concerns a proposal that is not addressed by the proxy voting guidelines or (ii) it is a proposal for which the Advisor has indicated that a decision will be made on a case-by-case basis. Any such proposal will be referred to the investment team responsible for the management of the Fund. If the investment team determines that the proposal does not pose a material conflict of interest, the proposal will be voted in accordance with the investment team’s recommendation. If it is determined that a conflict of interest may exist, the investment team will consult with a committee composed of persons from the investment teams, compliance and legal, as necessary, to determine how best to vote the proxy. In such instances, the Advisor may vote the proxy in any of the following manners: (i) by referring the proxy proposal to the client, (ii) by disclosing to the client any potential conflict of interest and obtaining client ratification of the proxy vote, (iii) by using an independent third party to vote the proxy proposal, and (iv) by abstaining. The method selected by the Advisor to resolve any potential conflict may vary from one instance to another depending upon the facts and circumstances of the situation, but in each case, consistent with its duty of loyalty and care.

Where a proxy proposal pertains to a security on loan pursuant to the Fund’s securities lending arrangement, the Advisor will refrain from voting such securities where the costs to the Fund or administrative inconvenience of retrieving securities then on loan outweighs the benefit of voting. Additionally, for any Fund structured as a fund of funds, the Advisor will vote the Fund’s shares in the underlying fund in the same proportion as the vote of all other shareholders in that underlying fund (also called “mirror” or “echo” voting). With regard to voting proxies of foreign companies, the Advisor may weigh the cost of voting and potential inability to sell the securities (which may occur during the voting process) against the benefit of voting the proxies to determine whether or not to vote.

The Trust annually discloses its complete proxy voting record on Form N-PX. A complete copy of the Advisor’s Proxy Voting Policy and the Trust’s most recent Form N-PX are available, without charge, upon request by calling 800.820.0888 or 301.296.5100 or by writing to the Trust at 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850. The Trust’s Form N-PX is also available on the SEC’s web site at www.sec.gov.

The Advisor and the Advisory Agreement

The Advisor, Security Investors, LLC, located at 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850, is a registered investment adviser and provides portfolio management services to the Fund pursuant to an advisory contract with the Trust. The Advisor is a Kansas limited liability company, doing business since November 27, 1961, and has been a federal registered investment adviser since 1971. The Advisor does business as Guggenheim Investments. The Advisor is a subsidiary of Security Benefit Corporation, which is wholly owned by Guggenheim SBC Holdings, LLC, a special purpose entity managed by an affiliate of Guggenheim Partners, LLC, a diversified financial services firm with more than $100 billion in assets under supervision.

Pursuant to an investment advisory agreement between the Trust and the Advisor dated March 1, 2012, as amended from time to time (the “Advisory Agreement”), the Advisor serves as the investment adviser for each series of the Trust and provides investment advice to the Fund, in accordance with the investment objective, policies and limitations of the Fund, and oversees the day-to-day operations of the Fund, subject to the general supervision and control of the Board and the officers of the Trust. The Advisor bears all costs associated with providing these advisory services and the expenses of the Board members who are affiliated with or interested persons of the Advisor. Pursuant to the Advisory Agreement, the Fund pays the Advisor at an annual rate of 0.90% based on the average daily net assets for the Fund.

The Subsidiary has entered into a separate contract with the Advisor for the management of the Subsidiary’s portfolio. The Advisor has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid to the Advisor by the Subsidiary. This undertaking will continue in effect for so long as the Fund invests in the Subsidiary. The Advisor, from its own resources, including profits from advisory fees received from the Fund, provided such fees are legitimate and not excessive, may make payments to broker-dealers and other financial institutions for their expenses in connection with the distribution of Fund shares, and otherwise currently pay all distribution costs for Fund shares.

After the initial two-year term, the continuance of the Advisory Agreement must be specifically approved at least annually (i) by the vote of the Board or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Board members who are not parties to the Advisory Agreement or “interested persons” of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Board or, with respect to the Fund, by a majority of the outstanding shares of the Fund, on not less than 60 days’ written notice to the Advisor, or by the Advisor on 60 days’ written notice to the Trust. The Advisory Agreement provides that the Advisor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

Portfolio Managers

This section includes information about the Fund’s portfolio managers, including information about other accounts they manage, the dollar range of Fund shares they own and how they are compensated.

Other Accounts Managed by Portfolio Managers. Including the Fund, the portfolio managers are responsible for the day-to-day management of certain other accounts, as follows:

Name	Registered Investment Companies[1]		Other Pooled Investment Vehicles[1]		Other Accounts[1]
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Michael P. Byrum	157	$15,174,799,974	1	79,680,937	1	Less than $5 million
Michael Dellapa	157	$15,174,799,974	1	$79,680,937	9	Less than $5 million
Ryan Harder	157	$15,174,799,974	1	$79,680,937	6	Less than $5 million
Heiko Ebens	1	$15,000,000	0	$0	1	Less than $5 million

1	Information for Messrs. Byrum, Dellapa and Harder is provided is as of December 31, 2011. Information for Mr. Ebens is provided as of May 10, 2012.

Conflicts of Interest. The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio managers could favor one account over another. Another potential conflict could include the portfolio managers’ knowledge about the size, timing and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund. However, the Advisor has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

Portfolio Manager Compensation. The Advisor compensates each portfolio manager for his/her management of the Fund. The portfolio managers’ compensation consists of an annual salary and the potential for two discretionary awards through Short-Term and Long-Term Incentive Plans.

The Short-Term Incentive award is designed to create an annual pool funded through the retention of a percentage of revenue on those assets managed by the various investment teams. Senior management then determines individual allocations based primarily on contribution to investment performance as well as a number of more subjective factors, including enhancements to existing products, creation of new products and concepts, support of sales, marketing and client service, and contributions to the advancement of the organization as a whole.

Certain senior portfolio managers are also incented through a Long-Term Incentive Plan which is designed to reward the portfolio managers on the growth of the business as a whole. This pool funds over a three year time frame based upon the operating income growth of the business. Units, which represent the percentage of the pool, are allocated over time to individuals based upon the portfolio managers’ contributions to the Advisor’s and its affiliates’ success as determined by management.

Fund Shares Owned by Portfolio Managers. The Fund is required to show the dollar amount range of each portfolio manager’s “beneficial ownership” of shares of the Fund as of the end of the Fund’s most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934 (the “1934 Act”). As of the date of this SAI, the portfolio managers did not beneficially own shares of the Fund.

The Administrative Service Agreement and Accounting Service Agreement

General administrative, shareholder, dividend disbursement, transfer agent, and registrar services are provided to the Trust and the Fund by Rydex Fund Services, LLC, 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850, subject to the general supervision and control of the Board and the officers of the Trust, pursuant to a Service Agreement between the Trust and the Servicer.

Under the Service Agreement, the Servicer provides the Trust and the Fund with all required general administrative services, including, without limitation, office space, equipment, and personnel; clerical and general back office services; bookkeeping, internal accounting, and secretarial services; the determination of NAVs; and the preparation and filing of all reports, registration statements, proxy statements, and all other materials required to be filed or furnished by the Trust and the Fund under federal and state securities laws. The Servicer also maintains the shareholder account records for the Fund, disburses dividends and distributions payable by the Fund, and produces statements with respect to account activity for the Fund and the Fund’s shareholders. The Servicer pays all fees and expenses that are directly related to the services provided by the Servicer to the Fund; the Fund reimburses the Servicer for all fees and expenses incurred by the Servicer which are not directly related to the services the Servicer provides to the Fund under the service agreement. In consideration for its services, the Servicer is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.25% of the average daily net assets of the Fund.

Pursuant to an Accounting Services Agreement, the Servicer serves as Accounting Services Agent and performs certain record keeping and accounting functions for a fee calculated at an annual percentage rate of one-tenth of one percent (0.10%) on the first $250 million of the average daily net assets, seventy-five-thousandths of one percent (0.075%) on the next $250 million of the average daily net assets, one-twentieth of one percent (0.05%) on the next $250 million of the average daily net assets, and one-thirty-third of one percent (0.03%) on the average daily net assets over $750 million of the Fund. Certain officers and members of the Board of the Trust are also officers and directors of the Servicer.

Distribution

Pursuant to a distribution agreement between the Trust and the Distributor dated March 1, 2012 (the “Distribution Agreement”), the Distributor, located at 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850, serves as distributor for the shares of the Fund under the general supervision and control of the Board and the officers of the Trust. The Distribution Agreement grants the Distributor the exclusive right to distribute the shares of the Fund. The Distributor is a subsidiary of Security Benefit Corporation and an affiliate of the Advisor.

The Distribution Agreement grants the Distributor the exclusive right to distribute the shares of the Fund. In addition, the Distribution Agreement permits the Distributor to receive as compensation any applicable front-end sales load or contingent deferred sales charge collected by the Fund or other asset-based sales charges collected pursuant to any distribution or shareholder services plans adopted by the Fund on behalf of the various classes of shares.

Other Distribution or Service Arrangements — The Advisor, the Distributor or their affiliates, out of their own resources and not out of Fund assets (i.e., without additional cost to the Fund or its shareholders), may provide additional cash payments or non-cash compensation to some, but not all, broker/dealers and other financial intermediaries (including payments to affiliates of the Advisor or Distributor) who sell shares of the Fund or render investor services to Fund shareholders (directly or indirectly via sales of variable insurance contracts or the provision of services in connection with retirement plans). Such payments and compensation are in addition to any sales charges paid by investors or Rule 12b-1 plan fees, service fees and other fees paid, directly or indirectly, by the Fund to such brokers and other financial intermediaries. These arrangements are sometimes referred to as “revenue sharing” arrangements. Revenue sharing arrangements are not financed by the Fund, and thus, do not result in increased Fund expenses. They are not reflected in the fees and expenses listed in the fees and expenses sections of the Fund’s Prospectus, and they do not change the price paid by investors for the purchase of the Fund’s shares or the amount received by a shareholder as proceeds from the redemption of Fund shares.

Such compensation may be paid to intermediaries that provide services to the Fund and/or shareholders in the Fund, including (without limitation) shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Such compensation may also be paid to intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list, in other sales programs, or as an expense reimbursement or compensation in cases where the intermediary provides services to Fund shareholders. To the extent permitted by applicable law, the Distributor and other parties may pay or allow other incentives and compensation to such financial intermediaries. The Distributor generally periodically assesses the advisability of continuing to make these payments.

These payments may take a variety of forms, including (without limitation) compensation for sales, “trail” fees for shareholder servicing and maintenance of investor accounts, and finder’s fees. Revenue sharing payments may be structured: (i) as a percentage of net sales; (ii) as a percentage of net assets; and/or (iii) as a fixed dollar amount.

As of the date of this SAI, the Distributor and/or the Advisor have revenue sharing arrangements with the following financial intermediaries, pursuant to which the Distributor and/or the Advisor pay the following fees, based on the assets invested in the Fund, for services provided to Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Rydex ETF Trust, which includes Funds and share classes of Funds not offered in this SAI:

Financial Intermediary	Payments During Last Fiscal Year
Charles Schwab & Co., Inc. (Schwab)	$3,357,193
National Financial Services LLC (NFS)	$3,165,489
Nationwide	$103,931
E*Trade	$131,375

Financial Intermediary	Payments During Last Fiscal Year
Prudential Securities Inc./Wachovia Securities, LLC/Wells Fargo Investments LLC	$319,558
Prudential	$247,864
Citigroup Global Markets Inc.	$235,573
Merrill Lynch & Co, Inc.	$42,099
Pershing LLC	$311,605
UBS Financial	$158,107
TD Ameritrade	$319,548
Morgan Stanley & Co., Incorporated	$387,261
Security Benefit Corporation	$19,418
LPL Financial Corporation	$82,241
Ceros Financial Services, Inc.	$562,342
Raymond James Financial, Inc.	$118
Great West	$155
Mass Mutual	$498
Edward Jones	$948

The Distributor may enter into revenue sharing arrangements with other financial intermediaries and may modify existing revenue sharing arrangements with the intermediaries indicated above.

In addition, while the Distributor typically pays most of the sales charge applicable to the sale of Fund shares to brokers and other financial intermediaries through which purchases are made, the Distributor may, on occasion, pay the entire sales charge.

From time to time, the Distributor and its affiliates may also pay non-cash compensation to brokers and other financial intermediaries in the form of, for example: (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of regional or national events. For example, representatives of the Distributor visit brokers and other financial intermediaries on a regular basis to educate them about the Fund and to encourage the sale of Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

The compensation or reimbursement received by brokers and other financial intermediaries through sales charges, fees payable from the Fund, and/or revenue sharing arrangements for selling shares of the Fund may be more or less than the overall compensation or reimbursement on similar or other products and may influence your broker or other financial intermediary to present and recommend the Fund over other investment options available in the marketplace. In addition, depending on the arrangements in place at any particular time, your broker or other financial intermediary may have a financial incentive for recommending a particular class of Fund shares over other share classes.

Shareholders may obtain more information about these arrangements, including the conflicts of interests that such arrangements may create, from their brokers and other financial intermediaries and should so inquire if they would like additional information. A shareholder may ask his/her broker or financial intermediary how he/she will be compensated for investments made in the Fund.

Although the Fund may use financial firms that sell Fund shares to effect transactions for the Fund’s portfolio, the Advisor will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.

Costs and Expenses

The Fund bears all expenses of its operations other than those assumed by the Advisor or the Servicer. Fund expenses include: the management fee; the servicing fee (including administrative, transfer agent, and shareholder servicing fees); custodian and accounting fees and expenses; legal and auditing fees; securities valuation expenses; fidelity bonds and other insurance premiums; expenses of preparing and printing prospectuses, confirmations, proxy statements, and shareholder reports and notices; registration fees and expenses; proxy and annual meeting expenses, if any; all federal, state, and local taxes (including, without limitation, stamp, excise, income, and franchise taxes); organizational costs; the costs and expenses of redeeming shares of the Fund; fees and expenses paid to any securities pricing organization; dues and expenses associated with membership in any mutual fund organization; and costs for incoming telephone WATTS lines. In addition, the Fund pays an equal portion of the trustee fees and expenses for attendance at Board meetings for the Board members who are not affiliated with, or interested persons of, the Advisor.

Business Continuity and Disaster Recovery

The Advisor, the Distributor and the Servicer have developed a joint Business Continuity and Disaster Recovery Program (the “Program”) that is designed to minimize the disruption of normal business operations in the event of a disaster. While the Advisor, Distributor and Servicer believe that the Program is comprehensive and should enable them to survive a disaster and reestablish normal business operations in a timely manner, under certain unusual or unexpected circumstances the Advisor, Distributor and/or Servicer could be prevented or hindered from providing services to the Fund for extended periods of time. These circumstances may include, without limitation, acts of God, acts of government in its sovereign or contractual capacity, any act of declared or undeclared war or of a public enemy (including acts of terrorism), power shortages or failures, utility or communication failure or delays, labor disputes, strikes, shortages, supply shortages, system failures or malfunctions. Under each of the Advisor’s, Distributor’s and Servicer’s agreement with the Trust, absent willful misfeasance, bad faith or gross negligence on the part of each of the Advisor, Distributor or Servicer, or the reckless disregard of their respective obligations, the Advisor, Distributor and Servicer generally will not be liable for any related losses to the Fund or to the Fund’s shareholders as a result of such an occurrence.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of the date of this SAI, there are no beneficial owners of 5% or more of shares of the Fund to report.

DETERMINATION OF NET ASSET VALUE

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Calculating Net Asset Value.” The NAV of the Fund serves as the basis for the purchase and redemption price of that Fund’s shares. The NAV of the Fund is calculated by dividing the market value of the Fund’s securities, including the market value of the Subsidiary’s securities, plus the value of the Fund’s other assets, less all liabilities, by the number of outstanding shares of the Fund. If market quotations are not readily available for any security in the Fund’s or the Subsidiary’s portfolio, the security will be valued at fair value by the Advisor using methods established or ratified by the Board.

Options on securities and indices purchased by the Fund generally are valued at their last bid price in the case of exchange-traded options or, in the case of options traded in the OTC market, the average of the last bid price as obtained from two or more dealers unless there is only one dealer, in which case that dealer’s price is used. Futures contracts and options on futures contracts are valued at the last trade price prior to the end of the Fund’s pricing cycle.

The Fund will regularly value its investments in structured notes at fair value and other investments at market prices.

OTC securities held by the Fund shall be valued at the NASDAQ Official Closing Price (“NOCP”) on the valuation date or, if no NOCP is reported, the last reported bid price is used, and quotations shall be taken from the market/exchange where the security is primarily traded. Securities listed on the Nasdaq Global Select Market and Nasdaq Global Market shall be valued at the NOCP; which may differ from the last sales price reported. The portfolio securities of the Fund that are listed on national exchanges are taken at the last sales price of such securities on such exchange; if no sales price is reported, the last reported bid price is used. For valuation purposes, all assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the rate at which local currencies can be sold to buy U.S. dollars as last quoted by any recognized dealer. If these quotations are not available, the rate of exchange will be determined in good faith by the Advisor based on guidelines adopted by the Board. Dividend income and other distributions are recorded on the ex-dividend date, except for certain dividends from foreign securities which are recorded as soon as the Trust is informed after the ex-dividend date.

The value of domestic equity index and credit default swap agreements entered into by the Fund is accounted for using the unrealized gain or loss on the agreements that is determined by marking the agreements to the last quoted value of the index that the swap pertains to, at 10:45 a.m., Eastern Time, for the morning NAV, and at the close of the NYSE, usually 4:00 p.m., Eastern Time, for the afternoon NAV. The swap’s market value is then adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreement. The value of foreign equity index and currency index swap agreements entered into by the Fund are accounted for using the unrealized gain or loss on the agreements that is determined by marking the agreements to the price at which orders are being filled at the close of the NYSE, usually 4:00 p.m., Eastern Time. In the event that no order is filled at 4:00 p.m., Eastern Time, the Fund values the swap based on a quote provided by a dealer in accordance with the fund’s pricing procedures. The swap’s market value is then adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreements. Credit default swaps are valued at the fill price, if one is traded that day. Otherwise, the swaps are valued at the market close price at 4:00 p.m., Eastern Time.

Illiquid securities, securities for which reliable quotations or pricing services are not readily available, and all other assets will be valued either at the average of the last bid price of the securities obtained from two or more dealers or otherwise at their respective fair value as determined in good faith by, or under procedures established by the Board. The Board has adopted fair valuation procedures for the Fund and has delegated responsibility for fair value determinations to the Fair Valuation Committee which consists of members of the Advisor and the Servicer. The members of the Fair Valuation Committee report, as necessary, to the Board regarding portfolio valuation determination. The Board, from time to time, will review these methods of valuation and will recommend changes which may be necessary to assure that the investments of the Fund are valued at fair value.

PURCHASE, EXCHANGE AND REDEMPTION OF SHARES

Minimum Investment Requirements

Shareholders will be informed of any increase in the minimum investment requirements by a new prospectus or a prospectus supplement, in which the new minimum is disclosed. The Trust may redeem an account whose balance (due in whole or in part to redemptions since the time of last purchase) has fallen below the minimum investment amount applicable at the time of the shareholder’s most recent purchase of Fund shares. However, the Fund will provide you with at least 30 days’ written notice to allow you sufficient time to add to your account and avoid the redemption of your shares.

Tax Consequences

Note that in the case of tax-qualified retirement plans, a redemption from such a plan may have adverse tax consequences. A shareholder contemplating such a redemption should consult his or her own tax adviser. Other shareholders should consider the tax consequences of any redemption.

Suspension of the Right of Redemption

The Fund may suspend the right of redemption or the date of payment: (i) for any period during which the NYSE is closed (other than customary weekend or holiday closings), or trading is restricted; (ii) for any period during which an emergency exists so that disposal of Fund investments or the determination of its NAV is not reasonably practicable; or (iii) for such other periods as the SEC, by order, may permit for the protection of Fund investors. In cases where Nasdaq, the CME, Chicago Board Options Exchange (“CBOE”), CBOT, or any foreign market where the Fund’s securities trade, as appropriate, is closed or trading is restricted, the Fund may ask the SEC to permit the right to redemption to be suspended. On any day that any of the securities exchanges on which the Fund’s securities trade close early (such as on days in advance of holidays generally observed by participants in these markets), or as permitted by the SEC, the right is reserved to advance the time on that day by which purchase and redemption orders must be received. Any order received after that time will receive the next business day’s NAV.

Holidays

The NYSE, the Federal Reserve Bank of New York, the Nasdaq, the CME, the CBOT, and other U.S. exchanges are closed on weekends and on the following holidays: (i) New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day; and (ii) the preceding Friday if any of these holidays falls on a Saturday, or the subsequent Monday if any of these holidays falls on a Sunday. Although the Trust expects the same holiday schedules to be observed in the future, each of the aforementioned exchanges may modify its holiday schedule at any time. In addition, the U.S. Government Bond Market is closed on Columbus Day and Veterans’ Day and will likely close early the business day before New Year’s Day, Good Friday, Memorial Day, Thanksgiving (day after), and Christmas, as recommended by the Bond Market Association.

The national Japanese holidays affecting the relevant securities markets in Japan are as follows: New Year’s Day; Coming-of-Age Day; National Foundation Day; Vernal Equinox Day; Greenery Day; Constitution Memorial Day; Children’s Day; Marine Day; Respect-of-the-Aged Day; Autumnal Equinox Day; Health-Sports Day; Culture Day; Labor Thanksgiving Day; and Emperor’s Birthday. Although the Trust expects this same holiday schedule to be observed in the future, the Japanese exchange may modify its holiday schedule at any time.

National holidays in the various European countries will also affect the relevant European securities markets. Due to the variety of holidays in each EU country as well as Switzerland, those holidays are not listed here.

Redemptions In-Kind

The Trust intends to pay your redemption proceeds in cash. However, under unusual conditions that make the payment in cash unwise (and for the protection of the remaining shareholders of the Fund) the Trust reserves the right to pay all, or part, of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in-kind). The Trust has elected to be governed by Rule 18f-1 under the 1940 Act under which the Trust is obligated to redeem shares for any one shareholder in cash only up to the lesser of $250,000 or 1% of the Fund’s NAV during any 90-day period. Although it is highly unlikely that your shares would ever actually be redeemed in kind, you would probably have to pay brokerage costs to sell the securities distributed to you.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

Dividends from net investment income and any distributions of net realized capital gains from the Fund will be distributed as described in the Fund’s Prospectus under “Dividends and Distributions,” provided, however, in all instances distributions will be made at such times and in such amounts as necessary to comply with the distribution requirements of the Internal Revenue Code. The Fund may make additional distributions (i) to the extent necessary or advisable to preserve the status of the Fund as a regulated investment company (“RIC”) and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Internal Revenue Code.

Federal Tax Treatment of Dividends and Distributions

The following is a summary of certain federal income tax considerations generally affecting the Fund and its shareholders. No attempt is made herein to present a comprehensive and detailed explanation of the federal, state, local or foreign tax treatment of the Fund or its shareholders, and the discussion in this SAI and in the Prospectus is not intended to be a substitute for careful tax planning.

The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Shareholders are urged to consult their own tax advisers regarding the application of the provisions of tax law described in this SAI in light of their particular tax situations and regarding specific questions as to federal, state, or local taxes.

Regulated Investment Company Status

Congress passed the RIC Modernization Act on December 22, 2010 (the “RIC Modernization Act”) which makes certain beneficial changes for RICs and their shareholders, some of which are referenced below. In general, the RIC Modernization Act contains simplification provisions effective for taxable years beginning after December 22, 2010, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the RIC Modernization Act (i) allows capital losses to be carried forward indefinitely and retain the character of the original loss, (ii) exempts RICs from the preferential dividend rule, and (iii) repealed the 60-day designation requirement for certain types of income and gains.

A fund that qualifies as a RIC under Subchapter M of the Internal Revenue Code will not be subject to federal income taxes on the net investment income and net realized capital gains that the fund distributes to the Fund’s shareholders. The Fund will seek to qualify for treatment as a RIC under the Internal Revenue Code. Provided that for each tax year the Fund (i) meets the requirements to be treated as a RIC (as discussed below); and (ii) distributes at least 90% of the Fund’s investment company income for such year (including, for this purpose, net realized short-term capital gains over net long-term capital losses) and at least 90% of its net tax-exempt income, the Fund itself will not be subject to federal income taxes to the extent the Fund’s net investment income and the Fund’s net realized capital gains, if any, are distributed to the Fund’s shareholders. One of several requirements for RIC qualification is that the Fund must receive at least 90% of the Fund’s gross income each year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to the Fund’s investments in stock, securities, and foreign currencies, and net income derived from an interest in a qualified publicly traded partnership (the “90% Test”). Income and gains from transactions in commodities such as precious metals and minerals will not qualify as income from “securities” for purposes of the 90% Test. A second requirement for qualification as a RIC is that the Fund must diversify its holdings so that, at the end of each fiscal quarter of the Fund’s taxable year: (a) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with these other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets or 10% of the outstanding voting securities of such issuer; and (b) not more than 25% of the value of its total assets are invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnership (the “Asset Test”).

If the Fund fails to satisfy the 90% Test in any taxable year, the Fund may be eligible for relief provisions if the failure is due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to the failure to satisfy the applicable requirements. If these relief provisions are not available to the Fund for any year in which it fails to qualify as a RIC, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally will be taxable as ordinary income dividends to its shareholders, subject to the dividends received deduction for corporate shareholders and lower tax rates on qualified dividend income for individual shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC. The Board reserves the right not to maintain the qualification of the Fund as a RIC if it determines such course of action to be beneficial to shareholders. If the Fund determines that it will not qualify as a RIC under Subchapter M of the Internal Revenue Code, the Fund will establish procedures to reflect the anticipated tax liability in the Fund’s NAV.

The Fund will generally be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year 98% of its ordinary income for the year and 98.2% of its capital gain net income, for the one-year period ending on October 31 of such year, plus certain other amounts. The Fund intends to make sufficient distributions, or deemed distributions, to avoid imposition of the excise tax but can make no assurances that all such tax liability will be eliminated.

The Fund intends to distribute substantially all its net investment income and net realized capital gains to shareholders, at least annually. The distribution of net investment income and net realized capital gains will be taxable to Fund shareholders regardless of whether the shareholder elects to receive these distributions in cash or in additional shares. All or a portion of the net investment income distributions may be treated as qualified dividend income (eligible for the reduced maximum rate to individuals of 15% (lower rates apply to individuals in lower tax brackets)) to the extent that the fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (i.e., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States).

In order for some portion of the dividends received by the Fund’s shareholders to be qualified dividend income, the Fund must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio, and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. Distributions reported to Fund shareholders as long-term capital gains shall be taxable as such (currently at a maximum rate of 15%), regardless of how long the shareholder has owned the shares. Fund shareholders will be notified annually by the Fund as to the federal tax status of all distributions made by the Fund. Distributions may be subject to state and local taxes.

Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2012.

Shareholders who have not held Fund shares for a full year should be aware that the Fund may designate and distribute, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of investment in the Fund.

Beginning in 2013, U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) will be subject to a 3.8% Medicare contribution tax on their “net investment income,” including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares).

If the Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

Sales, redemptions and exchanges of Fund shares are generally taxable transactions for federal and state income tax purposes. In general, if you hold your shares as a capital asset, gain or loss realized will be capital in nature and will be classified as long-term or short-term, depending on the length of the time shares have been held.

The Fund will inform you of the amount of your ordinary income dividends, qualified dividend income, and capital gain distributions shortly after the close of each calendar year.

All or a portion of any loss realized upon the redemption of Fund shares will be disallowed to the extent that other shares in the Fund are purchased (through reinvestment of dividends or otherwise) within 30 days before or after a share redemption. Any loss disallowed under these rules will be added to the tax basis in the newly purchased shares. In addition, any loss realized by a shareholder on the disposition of shares held for six months or less is treated as a long-term capital loss to the extent of any distributions of any net long-term capital gains received by the shareholder with respect to such shares.

Special Tax Considerations

As described above, gains from the sale or other disposition of foreign currencies and other income (including but not limited to gains from options, futures or forward contracts) derived from investing in stock, securities, or foreign currencies generally are included as qualifying income in applying the 90% Test. It should be noted, however, that for purposes of the 90% Test, the Secretary of the Treasury is authorized to issue regulations that would exclude from qualifying income foreign currency gains which are not directly related to the RIC’s principal business of investing in stock or securities (or options and futures with respect to stock or securities). No regulations have been issued pursuant to this authorization. It is possible, however, that such regulations may be issued in the future.

Under the Internal Revenue Code, special rules are provided for certain transactions in a foreign currency other than the taxpayer’s functional currency (i.e., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from forward contracts, from futures contracts that are not “regulated futures contracts,” and from unlisted options will be treated as ordinary income or loss under the Internal Revenue Code. Also, certain foreign exchange gains derived with respect to foreign fixed-income securities are subject to special treatment. In general, any such gains or losses will increase or decrease the amount of the Fund’s investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund’s net capital gain. Additionally, if such losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions.

Options, Swaps and Other Complex Securities

The Fund may invest in complex securities such as equity options, index options, repurchase agreements, foreign currency contracts, hedges and swaps, and futures contracts. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund’s ability to recognize losses. In turn, those rules may affect the amount, timing or character of the income distributed by the Fund. The Fund may be subject to foreign withholding taxes on income it may earn from investing in foreign securities, which may reduce the return on such investments.

The Fund may invest in zero coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, the Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because the Fund distributes all of its net investment income to its shareholders, the Fund may have to sell Fund securities to distribute such imputed income which may occur at a time when the Advisor would not have chosen to sell such securities and which may result in taxable gain or loss.

As described in the Fund’s Prospectus, the Fund currently gains most of its exposure to the commodities markets and may invest in other commodity-linked derivative instruments, including options, futures contracts, options on futures contracts and commodity-linked structured notes.

The status of the swap contracts and other commodity-linked derivative instruments under tests to qualify as a RIC under Subchapter M of the Internal Revenue Code has been addressed in Revenue Ruling 2006-1 and Revenue Ruling 2006-31 which provide that income from commodity-linked swaps in which the Fund invests will not be considered qualifying income for purposes of the 90% Test. The Fund will therefore restrict its income from commodity-linked swaps (when combined with its other investments that produce non-qualifying income) to be less than 10 percent of the Fund’s gross income.

The Rydex Series Commodities Strategy Fund, Managed Futures Strategy Fund, Long/Short Commodities Strategy Fund and

Multi-Hedge Strategies Fund, which are offered in a separate prospectus, have each received a private letter ruling from the Internal Revenue Service that concludes that certain commodities-linked notes held by the Rydex Series Commodities Strategy Fund, Managed Futures Strategy Fund, Long/Short Commodities Strategy Fund and Multi-Hedge Strategies Fund will produce qualifying income for purposes of the RIC qualification tests. The Advisor, therefore, believes it can successfully operate the Fund in a manner consistent with the Fund’s current investment objective by investing in certain commodities-linked structured notes.

Options Transactions by the Fund

If a call option written by the Fund expires, the amount of the premium received by the Fund for the option will be short-term capital gain to the Fund. If such an option is closed by the Fund, any gain or loss realized by the Fund as a result of the closing purchase transaction will be short-term capital gain or loss. If the holder of a call option exercises the holder’s right under the option, any gain or loss realized by the Fund upon the sale of the underlying security or underlying futures contract pursuant to such exercise will be short-term or long-term capital gain or loss to the Fund depending on the Fund’s holding period for the underlying security or underlying futures contract.

With respect to call options purchased by the Fund, the Fund will realize short-term or long-term capital gain or loss if such option is sold and will realize short-term or long-term capital loss if the option is allowed to expire depending on the Fund’s holding period for the call option. If such a call option is exercised, the amount paid by the Fund for the option will be added to the basis of the stock or futures contract so acquired.

The Fund, in its operations, may utilize options on securities indices. Options on “broad based” securities indices are classified as “non-equity options” under the Internal Revenue Code. Gains and losses resulting from the expiration, exercise, or closing of such non-equity options, as well as gains and losses resulting from futures contract transactions, will be treated as long-term capital gain or loss to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof (hereinafter, “blended gain or loss”). In addition, any non-equity option and futures contract held by the Fund on the last day of a fiscal year will be treated as sold for market value on that date, and gain or loss recognized as a result of such deemed sale will be blended gain or loss.

The trading strategies of the Fund involving nonequity options on securities indices may constitute “straddle” transactions. “Straddles” may affect the taxation of such instruments and may cause the postponement of recognition of losses incurred in certain closing transactions. The Fund will also have available a number of elections under the Internal Revenue Code concerning the treatment of option transactions for tax purposes. Each such Fund will utilize the tax treatment that, in the Fund’s judgment, will be most favorable to a majority of investors in the Fund. Taxation of these transactions will vary according to the elections made by the Fund. These tax considerations may have an impact on investment decisions made by the Fund.

The Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund’s ability to recognize losses. In turn, those rules may affect the amount, timing or character of the income distributed to you by the Fund.

Back-Up Withholding

In certain cases the Fund will be required to withhold and remit to the U.S. Treasury an amount equal to the applicable back-up withholding rate applied to reportable taxable dividends and distributions, as well as the proceeds of any redemptions of Fund shares, paid to a shareholder who: (1) has failed to provide a correct taxpayer identification number (usually the shareholder’s social security number); (2) is subject to back-up withholding by the Internal Revenue Service; (3) has failed to provide the Fund with the certifications required by the Internal Revenue Service to document that the shareholder is not subject to back-up withholding; or (4) has failed to certify that he or she is a U.S. person (including a U.S. resident alien).

Tax Implications of Investment in the Subsidiary

The Fund intends to invest up to 25% of its assets in the Subsidiary, which is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal tax requirement under Subchapter M of the Internal Revenue Code. The Rydex Series Commodities Strategy Fund, Managed Futures Strategy Fund, Long/Short Commodities Strategy Fund and

Multi-Hedge Strategies Fund also have each received a private letter ruling from the Internal Revenue Service that concludes that the income received from each fund’s investment in its respective subsidiary will constitute qualifying income for purposes of the 90% Test.

The Subsidiary is classified as a corporation for U.S. federal income tax purposes. A foreign corporation, such as the Subsidiary, will generally not be subject to U.S. federal income taxation unless they are deemed to be engaged in a U.S. trade or business. It is expected that the Subsidiary will conduct its activities in a manner so as to meet the requirements of a safe harbor under Section 864(b)(2) of the Internal Revenue Code (the “Safe Harbor”) pursuant to which the Subsidiary, provided it is not a dealer in stocks, securities or commodities, may engage in the following activities without being deemed to be engaged in a U.S. trade or business: (1) trading in stocks or securities (including contracts or options to buy or sell securities) for its own account; and (2) trading, for its own account, in commodities that are “of a kind customarily dealt in on an organized commodity exchange” if the transaction is of a kind customarily consummated at such place. Thus, the Subsidiary’s securities and commodities trading activities should not constitute a U.S. trade or business. However, if certain of the Subsidiary’s activities were determined not to be of the type described in the Safe Harbor or if the Subsidiary’s gains are attributable to investments in securities that constitute U.S. real property interests (which is not expected), then the activities of the Subsidiary may constitute a U.S. trade or business, or be taxed as such.

In general, a foreign corporation that does not conduct a U.S. trade or business is nonetheless subject to tax at a flat rate of 30 percent (or lower tax treaty rate), generally payable through withholding, on the gross amount of certain U.S.-source income that is not effectively connected with a U.S. trade or business. There is presently no tax treaty in force between the U.S. and the Cayman Islands that would reduce this rate of withholding tax. Income subject to such a flat tax includes dividends and certain interest income. The 30 percent tax does not apply to U.S.-source capital gains (whether long-term or short-term) or to interest paid to a foreign corporation on its deposits with U.S. banks. The 30 percent tax also does not apply to interest which qualifies as “portfolio interest.” The term “portfolio interest” generally includes interest (including original issue discount) on an obligation in registered form which has been issued after July 18, 1984 and with respect to which the person, who would otherwise be required to deduct and withhold the 30 percent tax, received the required statement that the beneficial owner of the obligation is not a U.S. person within the meaning of the Internal Revenue Code. Under certain circumstances, interest on bearer obligations may also be considered portfolio interest.

The Fund wholly-owns the Subsidiary. A U.S. person who owns (directly, indirectly or constructively) 10 percent or more of the total combined voting power of all classes of stock of a foreign corporation is a “U.S. Shareholder” for purposes of the controlled foreign corporation (“CFC”) provisions of the Internal Revenue Code. A foreign corporation is a CFC if, on any day of its taxable year, more than 50 percent of the voting power or value of its stock is owned (directly, indirectly or constructively) by “U.S. Shareholders.” Because the Fund is a U.S. person that will own all of the stock of the Subsidiary, the Fund will be a “U.S. Shareholder” and the Subsidiary will be a CFC. As a “U.S. Shareholder,” the Fund will be required to include in its gross income for United States federal income tax purposes all of the Subsidiary’s “subpart F income” (defined, in part, below), whether or not such income is distributed by the Subsidiary. It is expected that all of the Subsidiary’s income will be “subpart F income.” “Subpart F income” generally includes interest, original issue discount, dividends, net gains from the disposition of stocks or securities, receipts with respect to securities loans and net payments received with respect to equity swaps and similar derivatives. “Subpart F income” also includes the excess of gains over losses from transactions (including futures, forward and similar transactions) in any commodities. The Fund’s recognition of the Subsidiary’s “subpart F income” will increase the Fund’s tax basis in the Subsidiary. Distributions by the Subsidiary to the Fund will be tax-free, to the extent of its previously undistributed “subpart F income,” and will correspondingly reduce the Fund’s tax basis in the Subsidiary. “Subpart F income” is generally treated as ordinary income, regardless of the character of the Subsidiary’s underlying income.

In general, each “U.S. Shareholder” is required to file Internal Revenue Service Form 5471 with its U.S. federal income tax (or information) returns providing information about its ownership of the CFC and the

CFC. In addition, a “U.S. Shareholder” may in certain circumstances be required to report a disposition of shares in the Subsidiary by attaching Internal Revenue Service Form 5471 to its U.S. federal income tax (or information) return that it would normally file for the taxable year in which the disposition occurs. In general, these filing requirements will apply to investors of the Fund if the investor is a U.S. person who owns directly, indirectly or constructively (within the meaning of Sections 958(a) and (b) of the Internal Revenue Code) 10 percent or more of the total combined voting power of all classes of voting stock of a foreign corporation that is a CFC for an uninterrupted period of 30 days or more during any tax year of the foreign corporation, and who owned that stock on the last day of that year.

Other Issues

With respect to investments in STRIPs and other zero coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, the Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because the Fund distributes all of its net investment income to its shareholders, the Fund may have to sell Fund securities to distribute such imputed income which may occur at a time when the Advisor would not have chosen to sell such securities and which may result in taxable gain or loss.

Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue discount. Absent an election by the Fund to include the market discount in income as it accrues, gain on the Fund’s disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

For taxable years beginning after December 31, 2012, a U.S. withholding tax at a 30% rate will be imposed on dividends and proceeds of sales in respect of Fund shares received by Fund shareholders who own their shares through foreign accounts or foreign intermediaries if certain disclosure requirements related to U.S. accounts or ownership are not satisfied. The Fund will not pay any additional amounts in respect to any amounts withheld.

Under U.S. Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC such as the Fund are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

The Fund may be subject to tax or taxes in certain states where the Fund does business. Furthermore, in those states which have income tax laws, the tax treatment of the Fund and of Fund shareholders with respect to distributions by the Fund may differ from federal tax treatment. In some states ownership of fund shares may also be subject to state and local taxation. Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Fund. Investment in Government National Mortgage Association or Fannie Mae securities, banker’s acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.

Shareholders are urged to consult their own tax advisers regarding the application of the provisions of tax law described in this SAI in light of the particular tax situations of the shareholders and regarding specific questions as to federal, state, or local taxes.

OTHER INFORMATION

Portfolio Holdings

The Board has approved portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Fund. These policies and procedures, as described below, are designed to ensure that disclosure of portfolio holdings is in the best interests of Fund shareholders, and address conflicts of interest between the interests of Fund shareholders and those of the Advisor, Distributor, or any affiliated person of the Fund, the Advisor, or the Distributor.

Information concerning the Fund’s portfolio holdings may be disclosed in the ordinary course of business and as frequently as daily, but no earlier than one business day following the date of the information, to (i) certain personnel of those Service Providers that are involved in portfolio management and providing administrative, operational, risk management, or other support to portfolio management, including affiliated broker-dealers, and (ii) other personnel of the Advisor and other Service Providers, such as the Fund’s administrator, custodian and fund accountant, who deal directly with, or assist in, functions related to investment management, administration, custody and fund accounting, as may be necessary to conduct business in the ordinary course in a manner consistent with agreements with the Fund and/or the terms of the Fund’s current registration statement. The Fund discloses portfolio holdings information to the following entities as part of ongoing arrangements that serve legitimate business purposes:

Individual/Entity	Frequency	Time Lag
Morningstar	Monthly	1-10 calendar days
Lipper	Monthly	1-10 calendar days
Bloomberg	Monthly	1-10 calendar days
Thompson Financial	Quarterly	1-10 calendar days
Standard & Poor’s	Quarterly	1-10 calendar days
Vickers Stock Research	Quarterly	1-10 calendar days
Institutional Shareholder Services	Weekly	1-5 business days

The Fund’s Chief Compliance Officer, or a Compliance Manager designated by the Chief Compliance Officer, may also grant exceptions to permit additional disclosure of Fund portfolio holdings information at differing times and with different lag times (the period from the date of the information to the date the information is made available), if any, in instances where the Fund has legitimate business purposes for doing so, it is in the best interests of shareholders, and the recipients are subject to a duty of confidentiality, including a duty not to trade on the nonpublic information and are required to execute an agreement to that effect. The Board will be informed of any such disclosures at its next regularly scheduled meeting or as soon as is reasonably practicable thereafter. In no event shall the Fund, the Advisor, or any other party receive any direct or indirect compensation in connection with the disclosure of information about the Fund’s portfolio holdings.

The Board exercises continuing oversight of the disclosure of the Fund’s portfolio holdings by (1) overseeing the implementation and enforcement of the Portfolio Holdings Disclosure Policies and Procedures, the Code of Ethics, and the Protection of Non-Public Information Policies and Procedures (collectively, the “portfolio holdings governing policies”) by the Fund’s Chief Compliance Officer and the Fund, (2) considering reports and recommendations by the Chief Compliance Officer concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act and Rule 206(4)-7 under the

Investment Advisers Act of 1940) that may arise in connection with any portfolio holdings governing policies, and (3) considering whether to approve or ratify any amendment to any portfolio holdings governing policies. The Board and the Fund reserve the right to amend the portfolio holdings governing policies at any time and from time to time without prior notice in their sole discretion. For purposes of the portfolio holdings governing policies, the term “portfolio holdings” means the equity and debt securities (e.g., stocks and bonds) held by the Fund and does not mean the cash investments, derivatives, and other investment positions (collectively, other investment positions) held by the Fund.

In addition to the permitted disclosures described above, the Fund must disclose its complete holdings quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC’s web site at www.sec.gov.

Voting Rights

Each share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. You will receive one vote for every full Fund share owned. The Fund or class of the Fund, as applicable, will vote separately on matters relating solely to that Fund or class. The shares of the Fund are freely transferable.

As a Delaware statutory trust, the Trust is not required to hold annual Shareholder meetings unless otherwise required by the 1940 Act. However, a meeting may be called by Shareholders owning at least 10% of the outstanding shares of the Trust. If a meeting is requested by Shareholders, the Trust will provide appropriate assistance and information to the Shareholders who requested the meeting. Shareholder inquiries can be made by calling 800.820.0888 or 301.296.5100, or by writing to the Trust at 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850.

Reporting

As a shareholder of the Fund, you will receive the unaudited financial information and audited financial statements for the Fund. In addition, the Trust will send you proxy statements and other reports related to the Fund. If you are a customer of a financial institution that has purchased shares of the Fund for your account, you may, depending upon the nature of your account, receive all or a portion of this information directly from your financial institution.

Shareholder Inquiries

Shareholders may visit the Trust’s web site at www.rydex-sgi.com or call 800.820.0888 or 301.296.5100 to obtain information on account statements, procedures, and other related information.

COUNSEL

Morgan, Lewis & Bockius LLP, 1111 Pennsylvania Avenue NW, Washington, DC 20004, serves as counsel to the Trust.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, 8484 Westpark Drive, McLean, Virginia 22102, serves as the independent registered public accounting firm to the Trust and the Fund. The Subsidiary also has entered into arrangements with Ernst & Young LLP to serve as the Subsidiary’s independent registered public accounting firm.

CUSTODIAN

U.S. Bank, N.A. (the “Custodian”), 425 Walnut Street, Cincinnati, Ohio 45202, serves as custodian for the Trust and the Fund under a custody agreement between the Trust and the Custodian. Under the custody agreement, the Custodian holds the portfolio securities of the Fund and maintains all necessary related accounts and records. The Custodian also serves as the custodian for the Subsidiary.

APPENDIX A – DESCRIPTION OF RATINGS

DESCRIPTION OF RATINGS

Bond Ratings

Below is a description of Standard & Poor’s Ratings Group (“Standard & Poor’s”) and Moody’s Investors Service, Inc. (“Moody’s”) bond rating categories.

Standard & Poor’s Ratings

Group Corporate Bond Ratings

AAA - This is the highest rating assigned by Standard & Poor’s to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated “AA” also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from “AAA” issues only in small degree.

A - Bonds rated “A” have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB - Bonds rated “BBB” are regarded as having an adequate capability to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.

BB - Bonds rated “BB” have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B - Bonds rated “B” have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

CCC - Bonds rated “CCC” have a currently identifiable vulnerability to default and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

Moody’s Investors Service, Inc.

Corporate Bond Ratings

Aaa - Bonds rate “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to a “gilt-edged.” Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

A-1

Aa - Bonds rate “Aa” are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protections may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in Aaa securities.

A - Bonds rated “A” possess many favorable investment attributes, and are to be considered as upper medium grade obligations. Factors giving security principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds rated “Baa” are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds rated “Ba” are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds rated “B” generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any longer period of time may be small.

Caa – Bonds rated “Caa” are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

A-2